                                                                   =============
Allmerica Financial Services                                       Annual Report
-------------------------------------------------------------------=============
           DECEMBER 31, 1998
                                                      Vari-Exceptional Life Plus






     [GRAPHIC]                                                  1998


SOLUTIONS THAT TRANSCEND TIME


                                                  [LOGO]
                                                  ALLMERICA
                                                  FINANCIAL(R)

================================================================================
Table of Contents
================================================================================

General Information .......................................................    2

A Letter from the Chairman ................................................    3

Fund Performance Summary ..................................................    4

Product Performance Summary ...............................................    6

Domestic & International Equity Market Overview ...........................    8
Select Emerging Markets Fund ..............................................   10
Select Aggressive Growth Fund .............................................   11
Select Capital Appreciation Fund ..........................................   12
Select Value Opportunity Fund .............................................   13
Select International Equity Fund ..........................................   14
Fidelity VIP(1) Overseas Portfolio ........................................   15
T. Rowe Price International Stock Portfolio ...............................   16
DGPF(2) International Equity Series .......................................   17
Fidelity VIP(1) Growth Portfolio ..........................................   18
Select Growth Fund ........................................................   19
Select Strategic Growth Fund ..............................................   20
Growth Fund ...............................................................   21
Equity Index Fund .........................................................   22
Select Growth and Income Fund .............................................   23
Fidelity VIP(1) Equity-Income Portfolio ...................................   24
Fidelity VIP(1) II Asset Manager Portfolio ................................   25

Bond & Money Market Overview ..............................................   26
Fidelity VIP(1) High Income Portfolio .....................................   28
Select Income Fund ........................................................   29
Investment Grade Income Fund ..............................................   30
Government Bond Fund ......................................................   31
Money Market Fund .........................................................   32

Financials ................................................................  F-1

For further information, see the accompanying annual reports.

See Client Notices on page F-65.

One or more Funds may not be available under the variable annuity or variable life insurance policy which you have chosen. Inclusion in this annual report of a Fund which is not available under your policy is not to be considered a solicitation.

(1)  VIP refers to Variable Insurance Products Fund.

(2)  DGPF refers to Delaware Group Premium Fund.

================================================================================
General Information
================================================================================

Officers of Allmerica Financial Life Insurance and Annuity Company (AFLIAC)

John F. O'Brien, Chairman of the Board
Richard M. Reilly, President and CEO
Edward J. Parry, III, Vice President, CFO and Treasurer
Abigail M. Armstrong, Secretary and Counsel

Investment Manager
Allmerica Financial Investment Management Services, Inc.
440 Lincoln Street, Worcester, MA 01653

General Distributor
Allmerica Investments, Inc.
440 Lincoln Street, Worcester, MA 01653

Independent Accountants
PricewaterhouseCoopers LLP
160 Federal Street, Boston, MA 02110

Custodian
Bankers Trust Company
16 Wall Street, New York, NY 10005

Legal Counsel
Ropes & Gray
One International Place, Boston, MA 02110

Administrator
First Data Investor Services Group
4400 Computer Drive, Westborough, MA 01581

Officers of Allmerica Investment Trust (AIT)
Richard M. Reilly, President
George M. Boyd, Secretary

Board of Trustees of AIT
John F. O'Brien, Chairman
P. Kevin Condron(1)
Cynthia A. Hargadon(1)
Gordon Holmes(1)
John P. Kavanaugh
Bruce E. Langton(1)
Attiat F. Ott(1)
Richard M. Reilly
Ranne P. Warner(1)

Investment Sub-Advisers
Allmerica Asset Management, Inc.
440 Lincoln Street, Worcester, MA 01653
   Equity Index Fund
   Investment Grade Income Fund
   Government Bond Fund
   Money Market Fund

Bank of Ireland Asset Management (U.S.) Limited
U.S. Offices: 20 Horseneck Lane, Greenwich, CT 06830
Main Offices: 26 Fitzwilliam Place, Dublin 2, Ireland
   Select International Equity Fund

Cambiar Investors, Inc.
8400 East Prentice Avenue, Suite 460, Englewood, CO 80111
   Select Strategic Growth Fund

Cramer Rosenthal McGlynn, LLC
707 Westchester Avenue, White Plains, NY 10604
   Select Value Opportunity Fund

John A. Levin & Co., Inc.
One Rockefeller Plaza, 25th Floor, New York, NY 10020
Select Growth and Income Fund

Miller Anderson & Sherrerd, LLP
One Tower Bridge, West Conshohocken, PA 19428
   Growth Fund

Nicholas-Applegate Capital Management, L.P.
600 West Broadway - Suite 2900, San Diego, CA 92101
   Select Aggressive Growth Fund

Putnam Investment Management, Inc.
One Post Office Square, Boston, MA 02109
   Select Growth Fund

Schroder Capital Management International Inc.
787 Seventh Avenue, New York, NY 10019
   Select Emerging Markets Fund

Standish, Ayer & Wood, Inc.
One Financial Center, Boston, MA 02111
   Select Income Fund

T. Rowe Price Associates, Inc.
100 East Pratt Street, Baltimore, MD 21202
   Select Capital Appreciation Fund

Investment Advisers
Delaware International Advisers Ltd.
1818 Market Street, Philadelphia, PA 19103
   Delaware Group Premium Fund, Inc. International Equity Series

Fidelity Management & Research Company
82 Devonshire Street, Boston, MA 02108
   Fidelity VIP(2) II Asset Manager Portfolio
   Fidelity VIP(2) Equity-Income Portfolio
   Fidelity VIP(2) Growth Portfolio
   Fidelity VIP(2) High Income Portfolio
   Fidelity VIP(2) Overseas Portfolio

Rowe Price-Fleming International, Inc.
100 East Pratt Street, Baltimore, MD 21202
   T. Rowe Price International Stock Portfolio

(1)  Independent Trustees

(2)  VIP refers to Variable Insurance Products Fund.

================================================================================
A Letter from the Chairman
================================================================================

[PHOTO]



Dear Client:

1998 marked an unprecedented fourth straight year of returns greater than 20% as measured by the S&P 500(R) Index.

The final year-end numbers though, mask the high drama investors experienced during the course of the year. The S&P 500(R) Index had one of its most volatile years, rising over 20% through June, plummeting 19% during the next two months, and rallying to record the strongest fourth quarter return since 1926. Even while the S&P 500(R) Index increased 28.6% for the year, it was driven by a narrow group of stocks. Fifteen stocks represented half of the gain of the entire index, while the average stock in the S&P 500(R) increased only 13.9%. Stocks of smaller companies fared even worse, declining 2.6% as measured by the Russell 2000 Index.

Overseas markets struggled with their own issues. The European community prepared to introduce a common currency on January 1, 1999. Russia devalued the ruble causing a broad decline in many emerging markets, and Japan continued to struggle with a stubborn recession.

The bond market offered few places to hide. Russia's devaluation spurred fixed income investors to sell otherwise solid credits and fly to the safety of U.S. Treasuries. It was only after the Federal Reserve lowered interest rates three times that investors began buying again and both the U.S. stock and bond markets rallied.

Some investors wonder why they needed "professional" advise in 1998 when they could have bought an index fund or a few internet stocks. We feel very strongly that times change, fads change and ultimately investment returns are driven by company and industry fundamentals. Our investment managers employ disciplined investment strategies that have been proven over time. They structure their portfolios to capture today's opportunities while worrying about tomorrow's potential decline.

Our manager of managers program is structured to provide formal oversight of each manager's organization and investment performance. This structure is costly but we believe it provides a higher level of service to our clients. Results have been strong and we are proud to report that almost three-quarters of our investment managers outperformed their peer groups during both 1998 and the trailing three-year period as measured by Lipper, Inc.

In addition, we continue to look for ways to improve our investment program. In February, we introduced two new funds to broaden your investment options: Select Emerging Markets Fund and Select Strategic Growth Fund. In February, the board voted to hire T. Rowe Price Associates as the new sub-adviser for the Select Capital Appreciation Fund. For more information on these and all of the funds, we urge you to read the market overviews and managers' commentaries found later in this report.

Once again, we urge you to work closely with your financial advisor to build a diversified portfolio, not only to succeed in good times, but to protect the value of your assets in bad times.



On behalf of the Board of Trustees,



/s/ John F. O'Brien

John F. O'Brien

Chairman of the Board
Allmerica Financial Life Insurance and Annuity Company

================================================================================
Fund Performance Summary
================================================================================

Average Annual Total Returns as of 12/31/98

For easy reference, the total returns for the Funds are summarized below.
Keep in mind that these returns reflect all Fund charges but do not include any insurance product fees or expenses. For returns that reflect the deduction of product charges, please refer to the Product Performance Summary on page 6.

                                                                                                                           10 Years
                                                             Fund                                                           or Life
                                                        Inception                   1                       5               of Fund
Funds                                                        Date                Year                   Years             (if less)
-----------------------------------------------------------------------------------------------------------------------------------
Allmerica Investment Trust
Select Emerging Markets Fund                               2/20/98                 N/A                     N/A              -21.46%
Select Aggressive Growth Fund                              8/21/92              10.56%                  14.99%               18.11%
Select Capital Appreciation Fund                           4/28/95              13.88%                     N/A               20.37%
Select Value Opportunity Fund                              4/30/93               4.87%                  13.09%               14.71%
Select International Equity Fund                            5/2/94              16.48%                     N/A               12.26%
Select Growth Fund                                         8/21/92              35.44%                  22.15%               19.18%
Select Strategic Growth Fund                               2/20/98                 N/A                     N/A               -2.47%
Growth Fund                                                4/29/85              19.32%                  19.01%               16.98%
Equity Index Fund                                          9/28/90              28.33%                  23.39%               20.69%
Select Growth and Income Fund                              8/21/92              16.43%                  17.82%               15.53%
Select Income Fund                                         8/21/92               6.83%                   6.05%                6.56%
Investment Grade Income Fund                               4/29/85               7.97%                   6.95%                9.17%
Government Bond Fund                                       8/26/91               7.67%                   5.99%                7.00%
Money Market Fund                                          4/29/85               5.51%                   5.22%                5.62%

Delaware Group Premium Fund, Inc.
DGPF International Equity Series                          10/29/92              10.33%                  10.54%               11.14%

T. Rowe Price International Series, Inc.
T. Rowe Price International Stock Portfolio                3/31/94              15.86%                     N/A                9.66%

Fidelity Variable Insurance Products
Fund (VIP and VIP II)
Fidelity VIP Overseas Portfolio                            1/28/87              12.75%                   9.70%               10.08%
Fidelity VIP Growth Portfolio                              10/9/86              39.49%                  21.74%               19.41%
Fidelity VIP Equity-Income Portfolio                       10/9/86              11.63%                  18.77%               15.62%
Fidelity VIP II Asset Manager Portfolio                     9/6/89              15.05%                  11.81%               12.98%
Fidelity VIP High Income Portfolio                         9/19/85              -4.33%                   8.80%               11.08%



Fund performance returns given above reflect an investment in the underlying funds listed on the date of inception of each Fund.

Fund performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

================================================================================
Performance
================================================================================

================================================================================
Product Performance Summary
================================================================================

Vari-Exceptional Life Plus
--------------------------------------------------------------------------------
Average Annual Total Returns as of 12/31/98

For easy reference, the total returns for the Vari-Exceptional Life Plus sub-accounts of AFLIAC are summarized below. Keep in mind that these returns are net of all product charges. For returns that do not reflect the deduction of product charges, please refer to the individual Portfolio Reviews beginning on page 10.


                                                                                     Without Surrender and
                                                                                    Monthly Policy Charges

                                                                                                  10 Years
                                                   Sub-                            10 Years     or Life of
                                               Account                              or Life           Sub-
                                              Inception          1           5      of Fund        Account
Sub-Accounts                                       Date       Year       Years    (if less)      (if less)
----------------------------------------------------------------------------------------------------------
Allmerica Investment Trust
Select Emerging Markets Fund                    5/27/98        N/A          N/A      -21.95%       -14.03%
Select Aggressive Growth Fund                   9/17/92      9.84%       14.14%       17.18%        16.58%
Select Capital Appreciation Fund                4/30/95     13.13%          N/A       19.53%        19.56%
Select Value Opportunity Fund                    5/6/93      4.18%       12.26%       13.87%        13.69%
Select International Equity Fund                 5/3/94     15.72%          N/A       11.64%        11.46%
Select Growth Fund                              9/17/92     34.55%       21.24%       18.24%        17.63%
Select Strategic Growth Fund                    5/27/98        N/A          N/A       -3.08%        -2.56%
Growth Fund                                    11/19/87     18.54%       18.13%       16.01%        16.01%
Equity Index Fund                              10/25/90     27.49%       22.47%       19.73%        19.68%
Select Growth and Income Fund                   9/17/92     15.67%       16.95%       14.63%        14.77%
Investment Grade Income Fund                    12/2/87      7.27%        6.16%        8.28%         8.28%
Government Bond Fund                            11/6/91      6.97%        5.21%        6.22%         5.80%
Money Market Fund                              12/22/87      4.82%        4.44%        4.75%         4.75%

Delaware Group Premium Fund, Inc.
DGPF International Equity Series                5/18/93      9.60%        9.72%       10.30%        11.13%

T. Rowe Price International Series, Inc.
T. Rowe Price International Stock
Portfolio                                       6/25/95     15.10%          N/A        8.86%        10.38%

Fidelity Variable Insurance Products
Fund (VIP and VIP II)
Fidelity VIP Overseas Portfolio                11/19/87     12.01%        8.89%        9.18%         9.18%
Fidelity VIP Growth Portfolio                  11/16/87     38.58%       20.84%       18.44%        18.44%
Fidelity VIP Equity-Income Portfolio           11/16/87     10.90%       17.90%       14.68%        14.68%
Fidelity VIP II Asset Manager Portfolio         5/11/94     14.30%       11.08%       12.24%        13.36%
Fidelity VIP High Income Portfolio             11/19/87     -4.95%        7.99%       10.16%        10.16%


                                                                                With Surrender and
                                                                            Monthly Policy Charges

                                                                                          10 Years
                                                                           10 Years     or Life of
                                                                            or Life           Sub-
                                                        1           5       of Fund        Account
Sub-Accounts                                         Year       Years     (if less)      (if less)
--------------------------------------------------------------------------------------------------
Allmerica Investment Trust
Select Emerging Markets Fund                          N/A         N/A      -100.00%       -100.00%
Select Aggressive Growth Fund                    -100.00%       4.86%        11.43%         10.67%
Select Capital Appreciation Fund                  -97.50%         N/A         3.23%          3.22%
Select Value Opportunity Fund                    -100.00%       2.73%         6.38%          6.14%
Select International Equity Fund                  -95.11%         N/A         0.32%          0.09%
Select Growth Fund                                -77.73%      12.77%        12.57%         11.80%
Select Strategic Growth Fund                          N/A         N/A      -100.00%       -100.00%
Growth Fund                                       -92.51%       9.33%        13.31%         13.31%
Equity Index Fund                                 -84.25%      14.12%        16.22%         16.12%
Select Growth and Income Fund                     -95.16%       8.01%         8.67%          8.71%
Investment Grade Income Fund                     -100.00%      -4.31%         5.24%          5.24%
Government Bond Fund                             -100.00%      -5.43%         0.96%         0.27%
Money Market Fund                                -100.00%      -6.34%         1.51%          1.51%

Delaware Group Premium Fund, Inc.
DGPF International Equity Series                 -100.00%      -0.18%         3.62%          3.19%

T. Rowe Price International Series, Inc.
T. Rowe Price International Stock
Portfolio                                         -95.69%         N/A        -2.46%         -9.14%

Fidelity Variable Insurance Products
Fund (VIP and VIP II)
Fidelity VIP Overseas Portfolio                   -98.53%      -1.13%         6.19%          6.19%
Fidelity VIP Growth Portfolio                     -74.00%      12.33%        15.82%         15.82%
Fidelity VIP Equity-Income Portfolio              -99.56%       9.07%        11.93%         11.93%
Fidelity VIP II Asset Manager Portfolio           -96.42%       1.38%         9.05%          2.18%
Fidelity VIP High Income Portfolio               -100.00%      -2.18%         7.22%          7.22%


Performance returns given above are for the Vari-Exceptional Life Plus sub-accounts of AFLIAC and are net of all product charges (including surrender charges) for a representative policy. The returns, except in the columns designated as "Life of Sub-Account" assume an investment in the underlying funds listed above on the date of inception of each Fund. Performance returns designated as "Life of Sub-Account" assume an investment in the funds listed on the date of inception of each Sub-Account. All full surrenders or withdrawals in excess of the free amount may be subject to a declining surrender charge. Please refer to the prospectus for the assumptions used to calculate performance.

Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

================================================================================
Overview
================================================================================

================================================================================
Domestic & International Equity Market Overview
================================================================================

1994: Federal Reserve Board raises interest rates six times, stalling equity markets even while corporate earnings continued to grow.

1995: Favorable economic conditions result in large gains for the U.S. equity markets. Europe turns in strongest performance of international equity markets.

1996: Despite a volatile marketplace, the U.S. stock market performs well. Internationally, European countries post the most impressive gains.

1997: Robust economic growth, declining interest rates and low unemployment produce a third consecutive year of unprecedented gains for the U.S. stock market.

1998: Worldwide economic problems cause considerable volatility for stocks. Yet, the market posts its fourth consecutive year of double-digit gains.


1998 proved to be one of the most volatile years for the stock market since the crash of 1987. Widely expected by many investors to be a cooling off period for stocks, the past year brought a series of ups and downs -- and double-digit gains -- to the market. In fact, it proved to be the fourth straight year of plus-20% returns for the S&P 500(R) Index.

The roller coaster ride for stocks began mid-year as economic turmoil in Asia, Russia and Latin America resulted in increased investor concern. This turmoil produced a third quarter of market extremes. In July, the market posted an all-time high. But August brought a severe correction as investors feared lower worldwide demand for goods and services would lead to slower earnings growth for U.S. corporations.

But slower earnings growth proved not to deter investors altogether. While they fled investments exposed to international market risk, they favored the safety and predictability of large-company U.S. stocks -- regardless of how vastly overpriced they seemed.

Once the Federal Reserve cut interest rates for the third time in November, investors returned to the market in full force. They poured money into a small group of large-company stocks, sending broad market indexes soaring to another year of strong performance. In fact, S&P 500(R) performance was dominated throughout the year by only a few high-powered names such as Microsoft Corp., Dell Computer Corp., Intel Corp.

While large-cap gains outpaced both small- and mid-cap stocks and drove overall market performance, technology led sector performance for the year. Internet-related stocks, in particular, drove results even higher. Specifically, companies such as Amazon.com, an on-line book seller and eBay.com, an on-line auction service, saw their market values explode. Although these Internet stocks are not included in the S&P 500(R) Index, they helped bolster the entire technology sector. Investors seemed to feel that any company involved in computers would benefit from an Internet-driven surge in demand.

            Despite the ongoing Asian  [GRAPHIC]            Encouraged by the upcoming    [GRAPHIC]
            crisis, stocks benefit from                     monetary union, Europe leads
            low interest rates and a                        global performance.
            steady economy.


1998        JAN            FEB            MAR               APR               MAY                  JUN
------------------------------------------------------------------------------------------------------

                [GRAPHIC]  Technology, led by                                Massive economic problems
                           Internet-related stocks,                          in Russia, send shock
                           is the best-performing                            waves through the world's
                           industry sector for the                           financial markets.
                           year.

================================================================================
Domestic & International Equity Market Overview
================================================================================

Other top-performing industry groups in 1998 were telecommunications which benefited from merger and acquisition activity, and retailers, which fared well as a result of strong consumer spending. On the other hand, market laggards were dominated by oil services, which felt the painful effects of sharply declining crude oil prices.

On the international front, Europe performed well in 1998, encouraged by the anticipated monetary union. In fact, Greece's stock market, led all global performers with a smashing 86% return. Countries such as Italy and Belgium also performed particularly well in this region.

However, results from emerging market countries weren't as rosy. Currency concerns plagued Asia for much of 1998. While Japan's stock market went through a series of ups and downs, countries like Thailand and Korea started taking serious measures to turn their economies around -- and it definitely made a difference. South Korea proved to be one of the top-performing countries during 1998.

Russia, however, wasn't so favored. By mid-year, massive economic problems and a large devaluation in the ruble caused investors to flee Russian stocks and bonds, sending shock waves throughout the world's financial markets.

As a result of Russia's economic collapse, investors grew more concerned about what the impact would be on other emerging markets. These worries particularly affected Brazil, which unlike Russia, managed to keep currency devaluation at bay thanks to support from the U.S., promises of reform and higher interest rates. Unfortunately, the higher cost of borrowing stunted economic growth and sent Brazil's economy into a recession.

Economic problems weren't confined to just Brazil, however. Slumping prices for crude oil and other commodities curbed economic growth in other parts of Latin America as well. Because oil prices make up about 70% of the government's revenue, Venezuela was particularly hard hit. Political concerns also were a factor here and combined to produce one of the worst-performing markets for the year.

Currently, uncertainty exists throughout the world's stock markets. In the U.S., stable interest rates and low inflation bode well for the stock market, but slower corporate earnings growth continues to be a concern. In Europe, the introduction of the Euro, the new single currency for Europe, should benefit the region. However, slower earnings growth remains a concern. And although Japan and most of Asia appear to be on the road to economic recovery, great uncertainty still exists in these markets.

Given the unsettled nature of the global economy, it will be difficult for the U.S. stock market to continue its four-year string of outstanding returns.

 [GRAPHIC]  As a result of worldwide            [GRAPHIC]   Sharply declining oil prices
            economic unrest, investors                      cause the emerging markets of
            favor the safety of                             Latin America to suffer.
            large-company stocks, which
            drive performance for the
            year.


JUL         AUG            SEP               OCT               NOV                  DEC
------------------------------------------------------------------------------------------------------

                [GRAPHIC]  The Federal Reserve cuts                     Uncertainty exists throughout
                           interest rates three times                   the world's stock markets as
                           prompting investors to favor a               investors predict a slower
                           small group of large-company                 year for corporate earnings --
                           stocks.                                      and more normal results from
                                                                        the stock market.



================================================================================
Select Emerging Markets Fund
================================================================================

Since inception on February 20, 1998, the Select Emerging Markets Fund returned -21.46% versus the -26.36% return of the MSCI Emerging Markets Free Index for the comparable period.

During the past year, the turmoil in emerging markets continued, spreading to Russia and Latin America. As problems in these countries grew, investors became increasingly risk averse and retreated to the safer havens of developed countries.

Given this backdrop, the Fund's managers maintained a defensive investment strategy for much of the period. They maintained a modest exposure to the Fund's holdings in those countries most severely affected by the global financial crisis, notably Russia and Latin America and raised their level of cash. The fund benefited from its overweighted position in Korea and emerging Europe.

Although the Fund's assets remained concentrated in high-quality companies with solid long-term prospects for growth, liquidity concerns drove many markets, as investors ignored sound stock fundamentals. Holdings as of year-end included Samsung Electronics, Hellenic Telecom, Telefonos De Mexico, Telecom de Sao Paulo, and ITC Ltd.

Currently, the fund's largest position is in Korea, which along with Thailand, are taking the necessary steps to turn their economies around.

While the outlook for many emerging markets has improved, there remain a number of concerns that management believes warrant a fairly defensive stance. Yet, in the absence of a global recession the manager believes emerging markets could return to favor.

--------------------------------------------------------------------------------
Investment Sub-Adviser
--------------------------------------------------------------------------------

Schroder Capital Management
International Inc.

About the Fund

Seeks long-term growth by investing in the world's emerging markets.


--------------------------------------------------------------------------------
Portfolio Composition
--------------------------------------------------------------------------------

As of December 31, 1998, the country allocation of net assets was:

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

South Korea              12%
Mexico                    9%
South Africa              7%
India                     7%
Taiwan                    5%
Greece                    5%
Brazil                    9%
Israel                    4%
U.S. Government and
Agency Obligations       11%
Other                    31%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Period ended December 31, 1998                                    Life of Fund
Select Emerging Markets Fund                                         -21.46%

MSCI Emerging Markets Free Index                                     -26.36%

Lipper Emerging Markets Funds Average                                -27.73%



                               Fund Inception Date
                                February 20, 1998
                    (No growth of $10,000 chart is provided)



The Select Emerging Markets Fund is a portfolio of the Allmerica Investment
Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The MSCI Emerging Markets Free Index is an unmanaged index of 26 emerging markets. The Lipper Emerging Markets Funds Average is a non-weighted average of 191 funds within the emerging markets investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

================================================================================
Select Aggressive Growth Fund
================================================================================

With a total return of 10.56% for the one-year period ended December 31, 1998, the Select Aggressive Growth Fund outpaced the 0.38% return of the Russell 2500 Index for the same period.

Although large-cap stocks drove market performance overall, both small- and mid-cap holdings performed well for the Fund in 1998.

Several reasons accounted for the Fund's favorable results. First, superior stock selection in the technology, consumer services and retail trade sectors boosted performance. Not only did Fund holdings such as Dell Computer Corp., EMC Corp., and Best Buy, Inc. all deliver triple-digit returns, but the sharp price appreciation in internet-related stocks, such as Yahoo, Inc. also enhanced returns.

During the past year, the Fund's managers also held fewer investments relative to the benchmark in out-of-favor market sectors. While the Russell 2500 Index held an average weighting of 18% and 14% in financial services and producer/manufacturing, respectively, the Fund's managers chose to hold an average weighting of just 5% and 9% in these sectors. As a result, the Fund garnered additional results.

Entering 1999, the Fund's managers have a positive outlook on many sectors, including commercial/industrial, consumer durables, consumer non-durables, health care services, retail trade and technology.

Despite concerns about deflation and earnings growth, the managers are optimistic about the small- and mid-cap markets. They also caution that given the slowdown in worldwide growth, investors should anticipate more moderate returns in the future.

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31, 1998               1 Year           5 Years          Life of Fund
Select Aggressive Growth Fund               10.56%           14.99%              18.11%

Russell 2500 Index                           0.38%           14.13%              16.27%

Lipper Capital Appreciation Funds Average   19.99%           14.97%              15.87%

--------------------------------------------------------------------------------
                   Growth of a $10,000 Investment Since 1992
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                              Selected Aggressive
                                  Growth Fund               Russell 2500 Index
 8/92                               $10,000                       $10,000
12/98                               $28,801                       $26,072

The Select Aggressive Growth Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Russell 2500 Index is an unmanaged composite of 2,500 small-to-mid capitalization stocks. The Lipper Capital Appreciation Funds Average is a non-weighted average of 280 funds within the capital appreciation investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------
Investment Sub-Adviser
--------------------------------------------------------------------------------

Nicholas-Applegate Capital Management, L.P.

About the Fund

Invests in companies whose potential for rapidly growing earnings is not fully reflected in their stock price.

--------------------------------------------------------------------------------
Portfolio Composition
--------------------------------------------------------------------------------

As of December 31, 1998, the sector allocation of net assets was:

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Technology                    22%
Computers and Software        12%
Consumer Products             10%
Durable Goods                 10%
Health Services                7%
Finance                        7%
Chemicals and Drugs            6%
Retail                         6%
Consumer Services              4%
Other                         16%

================================================================================
Select Capital Appreciation Fund
================================================================================

The Select Capital Appreciation Fund returned 13.88% for the one-year period ended December 31, 1998, surpassing the 0.38% total return of the Russell 2500 Index for the same period.

During 1998, strong sector performance accounted for positive returns for the Fund. Some of the best performers were in the health care and technology sectors. In health care, top contributors included Gilead Sciences, a leading developer of anti-viral products, and Biogen, which experienced strong sales of Avonex, its multiple sclerosis treatment drug.

Leading performers in technology included Netscape Communications Corporation, a leading internet company and America Online, which benefited from "Internet mania" as it announced plans to merge with Netscape.

Detracting from performance was Corporate Express, a distributor of office-related products, which suffered from various operational issues.

While portfolio construction remained fairly consistent throughout the year, the Fund's managers added positions in the consumer sector and modestly increased holdings in technology, which were slightly underweighted.

Small- and mid-cap stocks are trading at historically low levels even though many of them are expected to have faster growing earnings than some of the large, blue-chip companies.

Heading into 1999, the managers feel the Fund is well-positioned for the long-term. They will continue to build a diversified portfolio of mid-cap growth stocks, which should fare well when this market segment returns to favor.

--------------------------------------------------------------------------------
Investment Sub-Adviser
--------------------------------------------------------------------------------

T. Rowe Price Associates, Inc.*

About the Fund

The Fund seeks to construct a diversified portfolio of mid-cap growth stocks selling at a reasonable price.

* T. Rowe Price Associates, Inc. replaced Janus Capital Corporation as Investment Sub-Adviser, effective April 1, 1998.

--------------------------------------------------------------------------------
Portfolio Composition
--------------------------------------------------------------------------------

As of December 31, 1998, the sector allocation of net assets was:

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Retail                        13%
Business Services             12%
Technology                    12%
Durable Goods                 11%
Finance                       10%
Health Services                8%
Broadcasting                   7%
Food Services                  6%
Chemicals and Drugs            6%
Other                         15%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31, 1998                        1 Year           5 Years          Life of Fund
Select Capital Appreciation Fund                     13.88%             N/A               20.37%

Russell 2500 Index                                    0.38%           14.13%              17.50%

Lipper Capital Appreciation Funds Average            19.99%           14.97%              19.47%

--------------------------------------------------------------------------------
                   Growth of a $10,000 Investment Since 1995
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                              Selected Capital
                              Appreciation Fund              Russell 2500 Index
 4/95                               $10,000                       $10,000
12/98                               $19,760                       $18,091


The Select Capital Appreciation Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Russell 2500 Index is an unmanaged composite of 2500 small-to-mid capitalization stocks. The Lipper Capital Appreciation Funds Average is a non-weighted average of 280 funds within the capital appreciation investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

================================================================================
Select Value Opportunity Fund
================================================================================

With a total return of 4.87% for the one-year period ended December 31, 1998, the Select Value Opportunity Fund outpaced the 0.38% return of the Russell 2500 Index for the same period.

During 1998, not only did the disparity between large-cap and small-cap performance grow larger, growth stocks continued to outperform value stocks despite ever expanding P/E ratios. Unfortunately, these were not ideal conditions for this Fund, which primarily focuses on small- and mid-cap value stocks.

From a sector standpoint, the Fund missed out on several opportunities. Up 18.85% for the year, the technology sector proved to be the market's top performer. Unfortunately, the Fund had a modest exposure to this sector relative to the benchmark, 3% versus 13.78%, which restrained performance.

The most disappointing performance for the year was posted by the energy sector. Negatively affected by plunging oil prices, which dropped to 12-year lows, energy was off almost 50% for the year. Being overweighted in this small sector did not help results.

On a brighter note, the Fund captured positive performance from several of its key holdings, most notably Cincinnati Bell, Fred Meyer, Wellpoint Health Networks and Raychem Corp.

Looking forward, the Fund's manager remains optimistic with regard to small- and mid-cap value investing. The manager recently added positions in Dole, HCR Manor Care, CIT Group and Healthsouth and continues to seek solid companies selling at attractive prices.

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31, 1998                        1 Year           5 Years          Life of Fund
Select Value Opportunity Fund                         4.87%           13.09%              14.71%

Russell 2500 Index                                    0.38%           14.13%              15.09%

Lipper Small Company Growth Funds Average            -0.32%           12.87%              14.41%

--------------------------------------------------------------------------------
                  Growth of a $10,000 Investment Since 1993
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                Select Value
                              Opportunity Fund              Russell 2500 Index
 4/93                               $10,000                       $10,000
12/98                               $21,783                       $22,177


The Select Value Opportunity Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Russell 2500 Index is an unmanaged composite of 2,500 small- to mid-capitalization stocks. The Lipper Small Company Growth Funds Average is a non-weighted average of 727 small company funds. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------
Investment Sub-Adviser
--------------------------------------------------------------------------------

Cramer Rosenthal McGlynn, LLC

About the Fund

Invests in attractively valued small-to mid-sized companies believed to have above-average potential for capital appreciation.

--------------------------------------------------------------------------------
Portfolio Composition
--------------------------------------------------------------------------------

As of December 31, 1998, the sector allocation of net assets was:

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Durable Goods                 17%
Energy                        13%
Utilities                     11%
Finance                       11%
Health Care                   10%
Retail                         7%
Consumer Staples               5%
Consumer Products              5%
Cash Equivalents               5%
Other                         16%

================================================================================
Select International Equity Fund
================================================================================

For the one-year period ended December 31, 1998, the Select International Equity Fund returned 16.48% versus the 20.33% return of the Morgan Stanley EAFE Index.

During 1998, the Growth in Telecommunications theme outperformed all other themes for the Fund. Both the growth in the mobile phone market and the privatization of Europe's telecommunications companies contributed to its strength. New partnerships also fueled the market as companies such as Mannesmann of Germany and Olivetti of Italy teamed up to provide international phone service.

Holdings in Vodaphone also benefited from announced links with Lucent Technologies to market wireless technology.

The Healthcare Needs theme also added results. In response to the market turbulence in the third quarter, investors sought the stable earnings of pharmaceutical stocks. As a result, holdings such as Glaxo Wellcome and Hoechst made particularly strong contributions to the portfolio.

British American Tobacco was a top performer in the Leading Consumer Franchise theme. These shares were bolstered by news of the successful spin-off of Allied Zurich, its financial services business, and favorable news about U.S. litigation.

On the downside, stocks in the Infrastructural Development, Tech-nological Innovation and Expanding Financial Services in Developing Markets themes were the poorest performers due to their significant exposure to the Far East.

Looking ahead, the Fund's managers plan to concentrate on European stocks that they believe will prosper in the new single currency environment as well as selected companies in Japan.

--------------------------------------------------------------------------------
Investment Sub-Adviser
--------------------------------------------------------------------------------

Bank of Ireland Asset Management (U.S.) Limited

About the Fund

Seeks maximum long-term total return by investing in established non-U.S. companies based on fundamental value and strong opportunities.

--------------------------------------------------------------------------------
Portfolio Composition
--------------------------------------------------------------------------------

As of December 31, 1998, the country allocation of net assets was:

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

United Kingdom                30%
Japan                         14%
Switzerland                   13%
Netherlands                    9%
Germany                        9%
France                         8%
Australia                      4%
Italy                          3%
Cash Equivalents               4%
Other                          6%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31, 1998                        1 Year           5 Years          Life of Fund
Select International Equity Fund                     16.48%             N/A               12.26%

Morgan Stanley EAFE Index                            20.33%            9.50%               8.41%

Lipper International Funds Average                   13.05%            7.69%               7.57%


--------------------------------------------------------------------------------
                   Growth of a $10,000 Investment Since 1994
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                             Select International              Morgan Stanley
                                  Equity Fund                    EAFE Index
 5/94                               $10,000                       $10,000
12/98                               $17,161                       $14,582


The Select International Equity Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East stocks. The Lipper International Funds Average is a non-weighted average of 596 funds within the International Fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

================================================================================
Fidelity VIP Overseas Portfolio
================================================================================

With a total return of 12.75% for the one-year period ended December 31, 1998, the Fidelity VIP* Overseas Portfolio trailed the 20.33% total return of the Morgan Stanley EAFE Index for the same period.

During 1998, several country allocation and stock selection factors contributed to the Portfolio's underperformance. First, an underweighted exposure to the strong-performing stock markets of Germany, Italy and Belgium negatively impacted results.

The Portfolio's energy holdings also detracted from performance. Holdings of Elf Aquitaine and Total were hurt by declining crude oil prices. And, the Portfolio's cash holdings, which averaged about 6% during the year, proved to be a drag on total results.

On the plus side, the Portfolio was helped by underweighted positions in Japan and Hong Kong, where the Asian crisis continued. It also benefited from an overweighting in the French and Finnish stock markets which both performed well for the year.

Telecommunications and electronics company holdings, such as Philips Electronics and Alcatel, were solid performers for the Portfolio as both rebounded from depressed third quarter results. And investor preferences for pharmaceutical stocks, fueled holdings of Novartis and Smithkline Beecham, which also contributed favorable results.

The Portfolio continues to maintain underweighted positions in the U.K., Germany and Japan and overweighted positions in France and The Netherlands. At year end, the portfolio also favored the financial services, utilities, health care and energy sectors.

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31, 1998                        1 Year           5 Years            10 Years
Fidelity VIP* Overseas Portfolio                     12.75%            9.70%              10.08%

Morgan Stanley EAFE Index                            20.33%            9.50%               5.85%

Lipper International Funds Average                   13.05%            7.69%               8.98%

--------------------------------------------------------------------------------
                   Growth of a $10,000 Investment Since 1988
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                 Fidelity VIP*                Morgan Stanley
                               Overseas Portfolio               EAFE Index
12/88                               $10,000                       $10,000
12/98                               $26,131                       $17,640


*VIP refers to Variable Insurance Products Fund.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East stocks. The Lipper International Funds Average is a non-weighted average of 596 funds within the International Fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------
Investment Adviser
--------------------------------------------------------------------------------

Fidelity Management & Research Company

About the Fund

Seeks long-term capital appreciation, by investing primarily in foreign securities of companies whose principal business activities are outside the U.S.

--------------------------------------------------------------------------------
Portfolio Composition
--------------------------------------------------------------------------------

As of December 31, 1998, the country allocation of net assets was:

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

United Kingdom                18%
France                        15%
Japan                         14%
United States                  9%
Germany                        8%
Netherlands                    7%
Switzerland                    7%
Italy                          5%
Australia                      3%
Spain                          3%
Other                         11%

--------------------------------------------------------------------------------
T. Rowe Price International Stock Portfolio
--------------------------------------------------------------------------------

For the one-year period ended December 31, 1998, the T. Rowe Price International Stock Portfolio posted a 15.86% total return, somewhat behind the 20.33% return of the Morgan Stanley EAFE Index for the same period.

During 1998, country allocation slightly detracted from performance. Although a modest exposure to Japan and Asia added value, these gains were offset by the Portfolio's position in Latin America. This area suffered as currencies weakened from "Asian Contagion" -- and proved to be the weakest performing international region for the year. The Portfolio's overweighting in Norway, which was particularly sensitive to declining oil prices late in the year, also lowered returns.

On a positive note, the Portfolio captured results from good stock selection. In Europe which was the best-performing region, holdings in the Netherlands, Belgium and France were successful. Japanese holdings also contributed returns as investor confidence returned to this area of the world.

Looking ahead, the Portfolio's managers are enthusiastic about prospects for Europe and remain cautious about investing in the Pacific Rim and Japan. They plan to continue to seek businesses that have the management, products and sound finances to support sustainable growth. They also feel Latin America still offers opportunity -- as long as Brazil's currency problems are carefully managed.

More importantly, the Portfolio's management feels investor confidence has returned to global markets. They feel that this renewed confidence, healthy economic growth in Europe and improving prospects in Asia, are positive signs for international equity markets in 1999.

--------------------------------------------------------------------------------
Investment Adviser
--------------------------------------------------------------------------------

Rowe Price-Fleming International, Inc.

About the Fund

The Portfolio seeks long-term growth through a highly diversified portfolio of foreign stocks.

--------------------------------------------------------------------------------
Portfolio Composition
--------------------------------------------------------------------------------

As of December 31, 1998, the country allocation of net assets was:

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

United Kingdom                19%
Japan                         16%
Netherlands                   10%
France                        10%
Switzerland                    7%
Germany                        7%
Italy                          6%
Sweden                         3%
Spain                          3%
Australia                      2%
Other                         17%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31, 1998                        1 Year           5 Years          Life of Fund
T. Rowe Price International Stock Portfolio          15.86%             N/A                9.66%

Morgan Stanley EAFE Index                            20.33%            9.50%               9.22%

Lipper International Funds Average                   13.05%            7.69%               8.05%

--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1994
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                  T. Rowe Price
                                  International               Morgan Stanley
                                 Stock Portfolio               EAFE Index
 3/94                               $10,000                       $10,000
12/98                               $15,508                       $15,180


Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East stocks. The Lipper International Funds Average is a non-weighted average of 596 funds within the International Fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

================================================================================
DGPF* International Equity Series
================================================================================

For the one-year period ended December 31, 1998, the DGPF* International Equity Series returned 10.33%, falling short of the 20.33% total return of the Morgan Stanley EAFE Index for the same period.

Given the turmoil of the international stock market in 1998, the Series' managers took steps to lessen the effect of volatility on the portfolio. They primarily focused on investments in the established markets of Western Europe and underweighted the Series' allocation to Asian countries relative to the EAFE Index. They also avoided Russia and Latin America altogether.

Unfortunately, these moves caused the Series to miss some favorable returns. For example, because the managers were concerned that economic recovery in some Asia countries would be short-lived, the Series did not benefit from the strong price appreciation in such countries as Thailand and South Korea, two of 1998's best performing markets.

A significant portion of the Series' holdings were also invested in the United Kingdom, which lagged other Western European countries. Due to a stagnant economy, these stocks did not perform as well as those of France, Germany and Spain, which all contributed positive results.

Looking ahead, the managers plan to focus on established countries. They believe lower interest rates and the introduction of the Euro could bode well for European stocks, although uncertainty surrounds the Euro's potential success. While they also believe economic recovery is possible in Japan, they continue to underweight that country.

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31, 1998                        1 Year          5 Years           Life of Fund
DGPF* International Equity Series                    10.33%           10.54%              11.14%

Morgan Stanley EAFE Index                            20.33%            9.50%              13.00%

Lipper International Funds Average                   13.05%            7.69%              12.35%

--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1992
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                               DGPF* International             Morgan Stanley
                                 Equity Series                   EAFE Index
10/92                               $10,000                       $10,000
12/98                               $19,197                       $21,251


*DGPF refers to Delaware Group Premium Fund.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East stocks. The Lipper International Funds Average is a non-weighted average of 596 funds within the International Fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------
Investment Adviser
--------------------------------------------------------------------------------

Delaware International Advisers Ltd.

About the Fund

A value-oriented equity portfolio which seeks capital appreciation and income by investing in companies domiciled outside the United States.

--------------------------------------------------------------------------------
Portfolio Composition
--------------------------------------------------------------------------------

As of December 31, 1998, the country allocation of net assets was:

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

United Kingdom                30%
Japan                         16%
Australia                     11%
Germany                       11%
France                         8%
Spain                          7%
Netherlands                    5%
Belgium                        2%
Hong Kong                      2%
Other                          8%

================================================================================
Fidelity VIP* Growth Portfolio
================================================================================

For the one-year period ended December 31, 1998, the Fidelity VIP* Growth Portfolio posted a 39.49% total return, significantly outpacing the 28.58% return of the S&P 500(R) Index for the same period.

During 1998, astute stock selection and solid sector allocation contributed to the Portfolio's stellar returns.

Stock selection in general focused on large-cap companies with better-than-average earnings growth potential and discounted valuations relative to the stock market. Throughout the year, the managers particularly favored companies in the strong-performing technology, retail, finance, media and leisure and utility sectors. Most notably benefiting performance for the Portfolio were holdings of Microsoft, Intel and Cisco Systems.

Good sector allocation also contributed to the Portfolio's gains as the managers chose to overweight technology, retail and drug stocks which were among the year's market leaders, and underweighted weak-performing financial and cyclical stocks.

In contrast, the Portfolio's holdings in energy and oil service companies, which were affected by declining crude oil prices, reduced performance for the year.

Currently, the Portfolio's assets remain almost fully invested with a small cash position. The managers continue to overweight the technology, retail and media, and leisure sectors. They also continue to emphasize multi-national pharmaceutical stocks due to their strong fundamentals.

--------------------------------------------------------------------------------
Investment Adviser
--------------------------------------------------------------------------------

Fidelity Management & Research Company

About the Fund

The Portfolio seeks long-term capital appreciation by investing principally in common stocks with above-average growth prospects.

--------------------------------------------------------------------------------
Portfolio Composition
--------------------------------------------------------------------------------

As of December 31, 1998, the sector allocation of net assets was:

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Technology                    30%
Health                        18%
Media & Leisure                8%
Retail & Wholesale             8%
Finance                        7%
Non-Durables                   6%
Utilities                      5%
Energy                         5%
Basic Industries               3%
Industrial Mach. and Equip.    2%
Other                          8%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31, 1998                        1 Year           5 Years            10 Years
Fidelity VIP* Growth Portfolio                       39.49%           21.74%              19.41%

S&P 500(R)Index                                      28.58%           24.06%              19.20%

Lipper Growth Funds Average                          22.91%           18.66%              16.72%

--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1988
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                 Fidelity VIP*
                               Growth Portfolio                S&P 500 Index
12/88                               $10,000                       $10,000
12/98                               $58,948                       $57,864


*VIP refers to Variable Insurance Products Fund.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) is a registered trademark of the Standard & Poor's Corporation. The Lipper Growth Funds Average is a non-weighted average of 1131 funds. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

================================================================================
Select Growth Fund
================================================================================

The Select Growth Fund posted a total return of 35.44% for the one-year period ended December 31, 1998, significantly outpacing the 28.58% of the S&P 500(R) Index for the same period.

Although holdings in the finance sector dragged down returns in the third quarter, the portfolio rebounded later in the year. This came as a result of its relatively large exposure to the surging technology area where the Fund's managers focused on software and PC companies. As a result, the Fund handily outperformed the index.

For most of 1998, the Fund fared well and benefited from strong performance in large-cap technology growth stocks. Positive results also came from overweighting health care and consumer cyclicals, the year's other top-performing sectors. In health care, the managers emphasized major pharmaceutical companies. In consumer cyclicals, they held significant positions in major retailers, which proved to be particularly robust in the fourth quarter.

Currently, the Fund remains overweighted in consumer cyclicals, health care and technology, and underweighted in sectors where earnings growth is less evident, such as energy, utilities and basic industry.

Going forward, the Fund's managers believe that the market will remain highly volatile given the unsettled nature of the global economy. To cushion the portfolio from the effects of this potential volatility, they plan to maintain their disciplined approach to stock selection.

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31, 1998                       1 Year           5 Years          Life of Fund
Select Growth Fund                                   35.44%           22.15%              19.18%

S&P 500(R)Index                                      28.58%           24.06%              21.53%

Lipper Growth Funds Average                          22.91%           18.66%              18.16%

--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1992
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                   Select
                               Growth Portfolio                S&P 500 Index
08/92                               $10,000                       $10,000
12/98                               $30,503                       $34,356


The Select Growth Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Growth Funds Average is a non-weighted average of 1131 funds within the Growth investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------
Investment Sub-Adviser
--------------------------------------------------------------------------------

Putnam Investment Management, Inc.

About the Fund

Seeks long-term growth of capital by investing in stocks of companies believed to have significant potential for capital appreciation.

--------------------------------------------------------------------------------
Portfolio Composition
--------------------------------------------------------------------------------

As of December 31, 1998, the sector allocation of net assets was:

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Technology                    18%
Durable Goods                 16%
Retail                        15%
Finance                       14%
Chemicals and Drugs           11%
Consumer Products              9%
Health Services                3%
Energy                         3%
Broadcasting                   2%
Other                          9%

================================================================================
Select Strategic Growth Fund
================================================================================

Since inception on February 20, 1998, the Select Strategic Growth Fund posted a return of -2.47%, significantly underperforming the 20.39% return of the S&P 500(R) Index for the comparable period.

The disappointing results occurred between April and August and stemmed from a variety of factors. First, the Fund was hindered by its heavy exposure to mid-cap stocks.

Although the investment philosophy of the Fund doesn't stress one particular capitalization group over another, mid-cap stocks overall seemed to meet the investment criteria of the Fund and thus offer greater value. Unfortunately, the market continued to favor large-cap stocks, or more specifically "mega-cap" stocks, as it has for the past few years.

The Fund's concentration in more value-oriented issues also stymied performance. This was primarily because the market preferred pure growth stocks -- despite their typically high valuations.

Also negatively impacting performance was the portfolio's exposure to energy. Although the Fund's managers only held a 7.5% position in these stocks, weakening oil prices late in the year hindered overall performance. In addition, higher than normal cash positions in the Fund also caused a drag on performance as the managers adopted a "wait and see" approach rather than pay high prices for stocks that had rapidly appreciated.

The Fund's managers were encouraged by the recent broadening of performance across all market capitalization ranges and believe that as the market returns to a more disciplined view of stock valuations, it will bode well for both small- and mid-cap stocks -- as well as the Fund.

--------------------------------------------------------------------------------
Investment Sub-Adviser
--------------------------------------------------------------------------------

Cambiar Investors, Inc.

About the Fund

Seeks long-term growth of capital by investing primarily in common stocks of established companies.

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------

As of December 31, 1998, the sector allocation of net assets was:

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Technology                    14%
Durable Goods                 14%
Business Services             13%
Consumer Products             11%
Finance                       10%
Retail                         8%
Energy                         5%
Chemicals and Drugs            4%
U.S. Government and
 Agency Obligations           11%
Other                         10%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Period ended December 31, 1998                          Life of Fund
Select Strategic Growth Fund                                -2.47%

S&P 500(R) Index                                            20.39%

Lipper Growth Funds Average                                 13.09%


                               Fund Inception Date
                                February 20, 1998
                    (No growth of $10,000 chart is provided)


The Select Strategic Growth Fund is a portfolio of the Allmerica Investment
Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Growth Funds Average is a non-weighted average of 1131 funds within the Growth investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

================================================================================
Growth Fund
================================================================================

With a total return of 19.32% for the one-year period ended December 31, 1998, the Growth Fund trailed the 28.58% return of the S&P 500(R) Index for the same period.

During the past year, the stock market confounded many experts by acting contrary to long-held investment principles. It favored mega-sized companies, overvalued growth stocks, and high-priced consumer staple stocks over defensively priced cyclicals, and issues with high, instead of low, P/E ratios.

In addition to these factors, sector selection accounted for some missed results as the Fund was underweighted in retail, one of the strongest performing sectors, yet overweighted in basic resources and consumer durables, two poorly performing sectors.

To better position the Fund, the managers gradually shifted the portfolio balance from more value-oriented stocks to more growth-oriented. This shift was achieved by steadily reducing positions in economically sensitive sector stocks and reallocating resources into other sectors.

Financials, utilities and health care were increased. Technology holdings were also increased to a large sector weighting in the portfolio. As a result, the portfolio outperformed the S&P 500(R) Index during the fourth quarter -- the strongest fourth calendar quarter since 1926.

Looking ahead, the Fund's managers see mixed signals for domestic equities but believe their broadly diversified portfolio is well-positioned for investors.

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31, 1998                        1 Year           5 Years            10 Years
Growth Fund                                          19.32%           19.01%              16.98%

S&P 500(R) Index                                     28.58%           24.06%              19.20%

Lipper Growth and Income Funds Average               15.61%           18.35%              15.53%

--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1988
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                  Growth Fund                  S&P 500 Index
12/88                               $10,000                       $10,000
12/98                               $47,973                       $57,864


The Growth Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Growth and Income Funds Average is a non-weighted average of 879 funds within the Growth investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------
Investment Sub-Adviser
--------------------------------------------------------------------------------

Miller Anderson & Sherrerd, LLP

About the Fund

Seeks long-term growth of capital by investing in stocks that are believed to represent significant underlying value.

--------------------------------------------------------------------------------
Portfolio Composition
--------------------------------------------------------------------------------

As of December 31, 1998, the sector allocation of net assets was:

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Durable Goods                 18%
Finance                       18%
Technology                    15%
Chemicals and Drugs           10%
Utilities                      8%
Consumer Products              7%
Consumer Staples               5%
Retail                         5%
Broadcasting                   4%
Other                         10%

================================================================================
Equity Index Fund
================================================================================

For the one-year period ended December 31, 1998, the Equity Index Fund reported a total return of 28.33% essentially matching the 28.58% return of the S&P 500(R) Index for the same period.

During 1998, the S&P 500(R) Index enjoyed a stellar year of performance. More significantly, it posted a greater than 20% return -- for the fourth year in a row. This was in spite of a volatile third quarter marked by a global financial crisis, particularly in Russia, and the Long Term Capital debacle which erased many of the year-to-date gains at the time, temporarily.

Fueled by several credit-easing moves taken by the Federal Reserve later in the year, the market rebounded. Led by companies associated with the Internet, particularly E-commerce companies, the market was further catapulted by the prospect of more shoppers migrating to virtual stores.

In addition, specific company performance added to overall market gains. During the year, Microsoft and General Electric proved to be the largest contributors while traditional cyclical stocks such as Dupont and Caterpillar finished 1998 among the market's laggards.

Other companies detracting from results were Schlumberger, an oil field service company which suffered from declining oil prices, and Citigroup, the result of this year's merger between Travelers and Citibank.

In keeping with the Fund's investment objective, the managers will continue to seek to mirror the returns of the S&P 500(R) Index and adjust the portfolio's holdings accordingly.

--------------------------------------------------------------------------------
Investment Sub-Adviser
--------------------------------------------------------------------------------

Allmerica Asset Management, Inc.

About the Fund

Seeks to replicate the returns of the S&P 500(R) Index.

--------------------------------------------------------------------------------
Portfolio Composition
--------------------------------------------------------------------------------

As of December 31, 1998, the sector allocation of net assets was:

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Durable Goods                 16%
Finance                       16%
Chemicals and Drugs           14%
Technology                    13%
Consumer Products              8%
Utilities                      8%
Energy                         6%
Retail                         6%
Consumer Staples               6%
Other                          7%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31, 1998                        1 Year           5 Years          Life of Fund
Equity Index Fund                                     28.33%           23.39%              20.69%

S&P 500(R) Index                                      28.58%           24.06%              21.37%

Lipper S&P 500(R) Index Funds Average                 28.05%           23.56%              20.93%

--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1990
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                    Equity
                                  Index Fund                  S&P 500 Index
 9/90                               $10,000                       $10,000
12/98                               $47,253                       $49,430


The Equity Index Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper S&P 500(R) Funds Average is a non-weighted average of 107 funds within the S&P 500(R) Index investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------
Select Growth and Income Fund
--------------------------------------------------------------------------------

For the one-year period ended December 31, 1998, the Select Growth and Income Fund posted a 16.43% total return, trailing the 28.58% return of the S&P 500(R) Index for the same period.

During 1998, the Fund lagged the market primarily due to its focus on value stocks. The Russell 1000 Value Index, for example, returned only 15.63% for the year. Of some frustration was the fact that the Fund underperformed despite extended periods of strong performance. And it underperformed during weak periods in the market, which had traditionally provided the Fund with its best returns.

During 1998, the market continued to be driven by a narrow group of high-priced growth stocks. For example, 100 stocks accounted for 85% of the S&P 500(R)Index returns. Given this activity, the Fund's managers found it challenging to outperform while emphasizing value-oriented investing, capital preservation and risk control in the portfolio.

Nonetheless, the Fund managed to garner positive results, particularly in the fourth quarter. A number of holdings helped the Fund keep pace with the market's advance, including Texas Instruments, Bank of New York, IBM, Chancellor Media, United Technologies and First Data Corp.

Moving into 1999, the Fund's managers plan to continue emphasizing strong-performing companies, which are currently out of favor but exhibit excellent values. They further believe that over time these types of issues should lead to outperformance relative to the risk.

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31, 1998                        1 Year           5 Years          Life of Fund
Select Growth and Income Fund                        16.43%           17.82%              15.53%

S&P 500(R) Index                                     28.58%           24.06%              21.53%

Lipper Growth & Income Funds Average                 15.61%           18.35%              15.87%

--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1992
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                 Select Growth
                                and Income Fund                 S&P 500 Index
 8/92                               $10,000                       $10,000
12/98                               $25,032                       $34,356


The Select Growth and Income Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Growth & Income Funds Average is a non-weighted average of 879 funds within the Growth and Income investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------
Investment Sub-Adviser
--------------------------------------------------------------------------------

John A. Levin & Co., Inc.

About the Fund

Seeks a combination of long-term growth of capital and current income by investing primarily in dividend-paying stocks and convertible securities.

--------------------------------------------------------------------------------
Portfolio Composition
--------------------------------------------------------------------------------

As of December 31, 1998, the sector allocation of net assets was:

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Finance                       15%
Energy                        14%
Consumer Products             12%
Technology                    11%
Broadcasting                   9%
Chemicals and Drugs            7%
Aerospace/Airlines             6%
Consumer Staples               3%
Corporate Notes and Bonds      5%
Other                         18%

================================================================================
Fidelity VIP* Equity-Income Portfolio
================================================================================

The Fidelity VIP* Equity-Income Portfolio posted an 11.63% total return for the one-year period ended December 31, 1998, underperforming the 28.58% return of the S&P 500(R) Index for the same period.

Throughout 1998, sector allocation decisions contributed to the Portfolio's underperformance. It was overweighted in the Finance sector, which suffered as investors grew concerned about the potential impact of the market's third quarter sell-off on financial service companies' earnings. Nonetheless, the Portfolio managed to garner positive returns from several holdings, including America Express, Bank of New York and Fannie Mae.

Portfolio performance was also held back by its less-than-market weight in the technology sector, the best performing sector of the U.S. equity market in 1998. It was also negatively impacted by its overweighted position in energy, one of the year's worst performers.

An underweighted position in the health sector also restrained Portfolio performance. As investors favored companies whose earnings would be less dependent on a vibrant economy, health stocks fared well. And although the Portfolio benefited from its position in American Home Products, the underweighted position in this sector hindered results.

Entering the first quarter of 1999, the Portfolio's managers continue to seek reasonable income by investing in income-producing equity securities. Given this objective, they maintain an emphasis on finance and utility stocks and also favor the technology, energy and non-durable sectors.

--------------------------------------------------------------------------------
Investment Adviser
--------------------------------------------------------------------------------

Fidelity Management & Research Company

About the Fund

Seeks reasonable income by investing primarily in income- producing equity securities.

--------------------------------------------------------------------------------
Portfolio Composition
--------------------------------------------------------------------------------

As of December 31, 1998, the sector allocation of net assets was:

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Finance                       24%
Utilities                     12%
Energy                        11%
Industrial Machinery
  and Equipment                9%
Basic Industries               6%
Non-Durables                   6%
Health                         6%
Technology                     5%
Media and Leisure              5%
Aerospace and Defense          4%
Other                         12%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31, 1998                        1 Year           5 Years            10 Years
Fidelity VIP* Equity-Income Portfolio                11.63%           18.77%              15.62%

S&P 500(R)Index                                      28.58%           24.06%              19.20%

Lipper Equity Income Funds Average                   10.89%           16.60%              14.47%

--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1988
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                 Fidelity VIP*
                            Equity-Income Portoflio            S&P 500 Index
12/88                               $10,000                       $10,000
12/98                               $42,711                       $57,864


*VIP refers to Variable Insurance Products Fund.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Equity Income Funds Average is a non-weighted average of 242 funds seeking high current income and growth of income by investing more than 60% of its portfolio in equities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------
Fidelity VIP* II Asset Manager Portfolio
================================================================================

For the one-year period ended December 31, 1998, the Fidelity VIP* II Asset Manager Portfolio returned 15.05%, trailing the 28.58% return of the S&P 500(R) Index for the same period.

During the year, the biggest detractor to the Portfolio's equity performance was stock selection in technology, services, energy and health care services. The Portfolio's holdings in energy services detracted from results due to weakening oil prices late in the year.

In fixed income, the Portfolio's overweighted position in corporate and high yield bonds also detracted from performance. This exposure was a drag on results as both corporate and high-yield bonds were weak performers in the U.S. bond market. The Portfolio also suffered from its underweighting in U.S. Treasuries which benefited from a low inflation environment and investors' flight to quality during the year.

The Portfolio, however, garnered positive performance from stock selection within the utilities sector. Its position in MCI Worldcom boosted results because of expectations that the merger between MCI and Worldcom would generate revenue growth and cost-cutting opportunities. Results were also aided by overweighting the strong performing retail/wholesale sector, which benefited from strong consumer spending.

At the end of the year, the Portfolio was overweighted in equities, underweighted in bonds and neutral in cash. The Portfolio's managers have reduced holdings in finance and basic industries and increased holdings in technology, retail and energy.

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31, 1998                        1 Year           5 Years          Life of Fund
Fidelity VIP* II Asset Manager Portfolio             15.05%           11.81%              12.98%

S&P 500(R)Index                                      28.58%           24.06%              17.40%

Lipper Flexible Portfolio Fund Average               14.28%           14.31%              12.45%

--------------------------------------------------------------------------------
                   Growth of a $10,000 Investment Since 1989
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                            Fidelity VIP* II Asset
                               Manager Portoflio               S&P 500 Index
 9/89                               $10,000                       $10,000
12/98                               $31,232                       $44,680

*VIP refers to Variable Insurance Products Fund II.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Flexible Portfolio Funds Average is a non-weighted average of 229 funds within the Flexible Portfolio Fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------
Investment Adviser
--------------------------------------------------------------------------------

Fidelity Management & Research Company

About the Fund

Seeks high long-term return with reduced risk by allocating assets among a broadly diversified mix of stocks, bonds and money market investments.

--------------------------------------------------------------------------------
Portfolio Composition
--------------------------------------------------------------------------------

As of December 31, 1998, the sector allocation of net assets was:

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Equities                      59%
Bonds                         31%
Short-Term/Money Market       10%

================================================================================
Bond & Money Market Overview
================================================================================

1994: Federal Reserve Board raises interest rates six times in an effort to slow down the economy and keep inflation in check, sending bond prices sharply lower.

1995: U.S. bond market enjoys its third best performance in 30 years, thanks to strong total returns from 30-year U.S. Treasuries and corporate issues.

1996: Outlook for Federal Reserve policy affects U.S. bond market. Long-predicted interest rate cuts, which would have fueled this market, never occur.

1997: Low inflation and declining interest rates fuel the bond market, which enjoys its best returns since 1995.

1998: During 1998, bond investments produced widely divergent results as a series of dramatic swings either left them highly in favor or badly battered.

During 1998, bond investments produced widely divergent results as they experienced a series of dramatic swings that left them either highly in favor or badly battered.

Starting off 1998, investors sought more attractive yields by investing in all types of riskier bonds. But as global markets experienced continued volatility -- most notably in Russia, Latin America and Asia -- investors fled these riskier investments and, by late summer, favored U.S. Treasury bonds.

But what was a boon for Treasuries was not at all good for non-government issues. The Russian currency crisis, President Clinton's problems, and concerns about Japan's economy all caused non-government issues to deteriorate by August. Further aggravated by the collapse of the highly leveraged Long-Term Capital Management, this segment, particularly corporate and high-yield bonds, suffered. Because investors stayed away from these types of securities, the corporate new issues market dried up. In fact, fewer investment grade and high-yield bonds were sold in August and September combined than in the month of July.

However, a year-end rally was sparked by a series of three 0.25% interest rate cuts by the Federal Reserve. These moves not only pushed the Federal Funds Rates down to 4.75%, they spurred bond investors to leave the safety of U.S. Treasuries and return to those securities which had the potential to offer them higher yields.

Given this environment, safer credits generally fared much better for the year than those bonds which had more risk attached to them.

Finishing the year on top, U.S. Treasuries significantly outpaced all other sectors of the bond market for the first time in almost a decade -- with the 30-year bond posting a total return of 17.10% for the year. By comparison, the Lehman

           Given low interest rates,      [GRAPHIC]         Stable-to-low interest rates    [GRAPHIC]
           investors seek more attractive                   cause record refinancing --
           yields by investing in all                       and mortgage-backed securities
           types of bonds.                                  to suffer.


1998        JAN            FEB            MAR               APR               MAY                  JUN
------------------------------------------------------------------------------------------------------

                [GRAPHIC]  Uncertain about the effects of        [GRAPHIC]  Worldwide economic unrest
                           the Asian crisis, the Federal                    causes investors to flee
                           Reserve adopts a "wait and                       foreign investments for
                           see" approach to changing                        super-safe U.S. Treasuries,
                           interest rates.                                  which deliver their best
                                                                            performance in years.


================================================================================
Bond & Money Market Overview
================================================================================

Brothers Aggregate Bond Index, a benchmark commonly used for all types of bonds, returned only 8.67%.

In contrast, 1998 will also be remembered as the worst year for corporate bonds. Investment grade corporates trailed comparable duration Treasuries by 2.27% for the year. Much of the underperformance occurred from late August to mid October as liquidity, rather than credit, concerns drove the unprecedented spread widening. However, a two-tiered market still exists for corporate credits. Benchmark names such as IBM, Ford and Worldcom trade with little or no liquidity concession, while second-tier names command a much larger liquidity premium.

While it was a year of turmoil for investment grade corporate bonds, it proved to be disastrous for high-yield corporates, which lagged BBB or higher rated bonds by nearly five percentage points. Suffering the most from the year's volatility, lower-rated high-yield issues finished last for 1998 with a meager 3.66% total return, as measured by the Merrill Lynch High Yield Master Index.

Reflecting the market in general, mortgage-backed securities also had a tumultuous year. Early in the year, this sector struggled with fears of prepayments as interest rates dipped to historic lows. Even so, these securities managed to modestly outperform Treasuries for the first half of the year. Then, the same liquidity concerns that troubled corporate bonds later in the year also severely affected mortgage-backeds. As a result, this sector posted a total return of 7.20% for the year.

Results in the money market also mirrored the overall turbulence occurring in the bond market. While yields hovered around 5.00% before the interest rate cuts taken by the Federal Reserve, yields on the average one-year CD fell from 4.87% to 4.16% by year-end.

Diminishing returns, however, did not seem to sway investors. Money funds in general posted record inflows of cash as investors sought shelter from market volatility and parked their assets in the relative safety of money market funds.

Moving into 1999, volatility remains on the horizon for the U.S. bond market. However, given low inflation and low interest rates, government and high-grade corporates could appeal to investors looking for safe havens from riskier alternatives. In addition, slower corporate earnings could restrain the stock market in the coming year, helping to narrow the performance gap between equities and fixed income investments.

Liquidity concerns stunt the  [GRAPHIC]         The Federal Reserve cuts       [GRAPHIC]
performance of both corporate                   interest rates three times,
and high-yield bonds.                           sparking a year-end bond
                                                rally.




JUL         AUG            SEP               OCT               NOV                  DEC
------------------------------------------------------------------------------------------------------

            A currency crisis in Russian                   [GRAPHIC]  Uncertainty -- and volatility
            spurs a flight to quality by                              -- remain on the horizon for
            investors.                                                the U.S. bond market.

================================================================================
Fidelity VIP* High Income Portfolio
================================================================================

The Fidelity VIP* High Income Portfolio returned -4.33% for the one-year period ended December 31, 1998 trailing the 3.66% total return of the Merrill Lynch High Yield Master for the same period.

Throughout 1998, the high yield market experienced a great degree of volatility. In addition, a large supply of new issues in the telecommunications sector caused prices to fall for all securities in this sector. Despite solid long-term fundamentals of individual issues, the Portfolio's substantial position in selected competitive local exchange carriers (CLECs), cellular, and long-distance companies was negatively impacted by this influx of new issues.

In the second half of 1998, the high yield market experienced its worst sell-off since 1990 as investors fled all types of spread fixed income investments in favor of U.S. Treasuries. This dramatic sell-off not only dragged down the telecommunications sector, it also pummeled the B-rated holdings in the portfolio. Non-cash pay securities and preferred and common equity holdings were also negatively impacted by the volatility.

On the brighter side, the Portfolio benefited from its lack of cyclical, commodity and gaming industries as companies in these sectors were hampered by the significant economic slowdown in both Asian and emerging markets.

Given the recent volatility, the manager is actively looking to add higher quality issues to the Portfolio.

--------------------------------------------------------------------------------
Investment Adviser
--------------------------------------------------------------------------------

Fidelity Management & Research Company

About the Fund

Seeks high income and growth of capital by investing primarily in high-yielding, lower-rated, fixed-income securities.

--------------------------------------------------------------------------------
Portfolio Composition
--------------------------------------------------------------------------------

As of December 31, 1998, the sector allocation of net assets was:

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Telecommunications            31%
Cable TV                      11%
Broadcasting                   4%
Diversified Financial Svcs.    4%
Specialty Retailing            4%
Energy                         3%
Publishing/Printing            3%
Technology                     3%
Capital Goods                  3%
Metals/Mining                  3%
Other                          31%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31, 1998                        1 Year           5 Years            10 Years
Fidelity VIP* High Income Portfolio                  -4.33%            8.80%              11.08%

Salomon Brothers High-Yield Index                     3.60%            9.06%              10.94%

Lipper High Current Yield Funds Average              -0.44%            7.37%               9.34%

Merrill Lynch High Yield Master                       3.66%            9.01%              11.08%

--------------------------------------------------------------------------------
                   Growth of a $10,000 Investment Since 1988
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                         Fidelity VIP*               Salomon Brothers           Merrill Lynch
                      High Income Portoflio          High-Yield Index         High Yield Master
12/88                      $10,000                       $10,000                  $10,000
12/98                      $28,604                       $28,258                  $28,609

*VIP refers to Variable Insurance Products Fund.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Salomon Brothers High-Yield Index tracks the performance of high-yield securities trades in the U.S. Bond Market. The Lipper High Current Yield Funds Average is a non-weighted average of 301 funds that seek high current yield from fixed income securities. The Merrill Lynch High Yield Master is a market capitalization weighted index of all domestic and Yankee high-yield bonds. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

================================================================================
Select Income Fund
================================================================================

The Select Income Fund returned 6.83% for the one-year period ended December 31, 1998, lagging the 8.67% total return of the Lehman Brothers Aggregate Bond Index for the same period.

Entering 1998, the Fund's portfolio seemed to be poised for favorable results. The managers held a greater than usual amount of U.S. Treasuries, which proved to be the best-performing bonds for the year. They also sold off any corporate bonds from the portfolio that seemed too vulnerable to international market risk. And they held fewer government/agency mortgages.

Despite these moves, several factors prevented the Fund from keeping up with its benchmark. The managers underestimated the flight to quality, spurred by financial troubles in Russia and Japan, and the stifling effect the Long-Term Capital Management collapse had on domestic non-Treasuries.

As a result, the Fund's holdings in corporates offset the positive gains generated by its Treasury and mortgage holdings. Despite strong credit quality, the Fund's positions in the Financial sector, specifically REITs, non-bank financial and allied companies, combined to drag down performance.

In looking ahead, the Fund's managers maintain a cautious outlook regarding the U.S. economy and international markets. To garner results, they've recently added more corporate bonds and mortgages to the portfolio as they believe these sectors are fundamentally sound and attractively priced despite lingering fears and uncertainty in the bond market.

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31, 1998                        1 Year           5 Years          Life of Fund
Select Income Fund                                    6.83%            6.05%               6.56%

Lehman Brothers Aggregate Bond Index                  8.67%            7.27%               7.51%

Lipper Intermediate Investment
Grade Funds Average                                   7.25%            6.35%               6.84%


--------------------------------------------------------------------------------
                   Growth of a $10,000 Investment Since 1992
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                                               Lehman Brothers
                               Select Income Fund            Aggregate Bond Index
 8/92                               $10,000                       $10,000
12/98                               $14,975                       $15,817


The Select Income Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of all fixed rate debt issues with an investment grade rating at least one year to maturity and an outstanding par value of at least $25 million. The Lipper Intermediate Investment Grade Funds Average tracks the performance of 269 funds investing in intermediate-term corporate and government debt securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------
Investment Sub-Adviser
--------------------------------------------------------------------------------

Standish, Ayer & Wood, Inc.

About the Fund

The Fund seeks above-average income from corporate bonds, mortgages and securities issued by the U.S. Government.

--------------------------------------------------------------------------------
Portfolio Composition

--------------------------------------------------------------------------------

As of December 31, 1998, the sector allocation of net assets was:

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Corporate Notes
  and Bonds                   41%
U.S. Government and
  Agency Obligations          38%
Asset-Backed and
  Mortgage-Backed Securities  16%
Other                          5%

================================================================================
Investment Grade Income Fund
================================================================================

For the one-year period ended December 31,1998, the Investment Grade Income Fund posted a total return of 7.97% compared to the 8.67% return of the Lehman Brothers Aggregate Bond Index for the same period.

1998 proved to be a disappointing year for both corporate bond and mortgage-backed securities (MBS) performance. Much of the deterioration occurred between late-August and mid-October as a global financial crisis developed and investors fled to safety and liquidity in the form of super-safe U.S. Treasuries.

Unfortunately, this Fund had a significant portion of its assets allocated to the corporate sector -- and to lower-quality credits.

However, two factors mitigated some of the underperformance. The Fund maintained a heavy weighting in the Media and Telecommunications sector, a top-performing sector of the Investment Grade corporate bond market for the year. And it also held such blue-chip names as IBM and Worldcom, which were two investor favorites throughout the year.

As with the corporate bond market, liquidity concerns caused mortgage-backed securities to suffer during the second half of the year. The Fund's managers, however, maintained their position in these securities as Treasury yields started to rise and the threat of massive prepayments subsided.

Moving into the new year, the Fund's managers expect to retain their current positions in corporate bonds and mortgage-backed securities and have noted that trading and pricing in the bond market has returned to more normal levels.

--------------------------------------------------------------------------------
Investment Sub-Adviser
--------------------------------------------------------------------------------

Allmerica Asset Management, Inc.

About the Fund

The Fund's objective is to generate a high level of total return by investing in highly diversified, investment grade, fixed-income securities.
--------------------------------------------------------------------------------
Portfolio Composition
--------------------------------------------------------------------------------

As of December 31, 1998, the sector allocation of net assets was:

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Government and
  Agency Obligations          48%
Corporate Notes
  and Bonds                   35%
Asset-Backed and
  Mortgage-Backed Securities  13%
Commercial Paper               4%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31, 1998                        1 Year           5 Years            10 Years
Investment Grade Income Fund                          7.97%            6.95%               9.17%

Lehman Brothers Aggregate Bond Index                  8.67%            7.27%               9.26%

Lipper Intermediate Investment
Grade Funds Average                                   7.25%            6.35%               8.28%


--------------------------------------------------------------------------------
                   Growth of a $10,000 Investment Since 1988
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                               Investment Grade               Lehman Brothers
                                  Income Fund              Aggregate Bond Index
12/88                               $10,000                       $10,000
12/98                               $24,048                       $24,240


The Investment Grade Income Fund is a portfolio of the Allmerica Investment
Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of all fixed rate debt issues with an investment grade rating at least one year to maturity and an outstanding par value of at least $25 million. The Lipper Intermediate Investment Grade Funds Average tracks the performance of 269 funds investing in intermediate-term corporate and government debt securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------
Government Bond Fund
--------------------------------------------------------------------------------

For the one-year period ended December 31, 1998, the Government Bond Fund turned in a 7.67% total return, less than the 8.49% return of the Lehman Intermediate Government Bond Index for the same period.

During 1998, turmoil in worldwide markets caused investors to retreat from riskier investments to super-safe U.S. Treasury bonds. As further economic crises surfaced late in the year, particularly in Latin America and Russia, the Federal Reserve cut interest rates to ease the possibility of a domestic credit crunch. Investors then sold off their Treasuries in favor of the higher yields they could gain from riskier investment alternatives.

In response to these changing market conditions, the Fund's managers adjusted the Fund's holdings throughout the year. First, they substantially trimmed the portfolio's exposure to mortgage-backed securities to protect against prepayment risk. And to take advantage of lower prices, the Fund's managers doubled the Fund's exposure to agency securities as spreads became increasingly more attractive. They also reduced holdings in asset backed securities from 12% to 8%, which they plan to add to if spreads grow wider.

Looking ahead, the Fund's managers believe interest rates will remain at or near current levels. Given this outlook, they feel the Fund is well-positioned for favorable results.

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31, 1998                        1 Year           5 Years          Life of Fund
Government Bond Fund                                  7.67%            5.99%               7.00%

Lehman Intermediate Government Bond Index             8.49%            6.45%               7.38%

Lipper Short-Intermediate
U.S. Government Funds Average                         6.58%            5.34%               6.48%

--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1991
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                  Government                 Lehman Brothers
                                   Bond Fund              Government Bond Index
 8/91                               $10,000                       $10,000
12/98                               $16,441                       $16,856


The Government Bond Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Intermediate Government Bond Index is an unmanaged index of U.S. Government and Agency bonds with remaining maturities of one to ten years. The Lipper Short-Intermediate U.S. Government Funds Average is the non-weighted average performance of 129 funds investing in short- to intermediate government securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------
Investment Sub-Adviser
--------------------------------------------------------------------------------

Allmerica Asset Management, Inc.

About the Fund

Generates high income while seeking to preserve capital and maintain liquidity by investing primarily in debt instruments issued or guaranteed by the U.S. Government or its agencies.

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------

As of December 31, 1998, the sector allocation of net assets was:

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Government and
  Agency Obligations          87%
Asset-Backed and
  Mortgage-Backed Securities   8%
Cash Equivalents               2%
Other                          3%

================================================================================
Money Market Fund
================================================================================

The Money Market Fund reported a 5.51% total return for the one-year period ended December 31, 1998, outpacing the 4.96% return of the IBC/Donoghue First Tier Money Market Index for the same period.

During 1998, the U.S. economy showed surprising strength in the face of extreme volatility in world financial markets. The Asian currency crisis spread to Latin America and Russia, spurring a worldwide sell-off of riskier assets and forcing highly leveraged trading firms, like Long Term Capital Management, to liquidate positions as the value of their holdings fell.

To alleviate a potential credit crunch, the Federal Reserve cut the Federal Funds rate three separate times, and yields on money market funds plummeted causing securities prices to rise. This helped the Fund's performance as the portfolio was well-positioned with longer maturing money market securities averaging 77 days.

After the Fed's moves, the Fund's managers lowered the Fund's average weighted maturity to 62 days to better position the Fund to garner returns when interest rates start back up.

The Fund's managers also maintained core long-term holdings of (5-7 month) commercial paper and certificates of deposits and kept a combination of floating rate notes. In addition, they laddered maturity dates and short-term repurchase agreements to provide maximum liquidity without sacrificing yield.

Entering a new year, the Fund's managers believe the Federal Reserve will maintain a neutral monetary policy in the near future.

--------------------------------------------------------------------------------
Investment Sub-Adviser
--------------------------------------------------------------------------------

Allmerica Asset Management, Inc.

About the Fund

Strives to maximize current income for investors while preserving capital and liquidity.

--------------------------------------------------------------------------------
Portfolio Composition
--------------------------------------------------------------------------------

As of December 31, 1998, the sector allocation of net assets was:

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Commercial Paper              47%
Corporate Notes and Bonds     34%
U.S. Government and
  Agency Obligations           4%
Cash Equivalents               7%
Other                          8%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

Years ended December 31, 1998                        1 Year           5 Years            10 Years
Money Market Fund                                    5.51%             5.22%                5.62%

IBC/Donoghue First Tier
Money Market Index                                   4.96%             4.80%                5.22%

Lipper Money Market Funds Average                    4.84%             4.77%                5.20%

--------------------------------------------------------------------------------
                     Average Yields as of December 31, 1998
--------------------------------------------------------------------------------
7-day                5.11%                 30-day                 5.11%

--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1988
--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                                  Money Market            IBC/Donoghue First Tier
                                     Fund                   Money Market Index
12/88                               $10,000                       $10,000
12/98                               $17,275                       $16,625

The Money Market Fund is a portfolio of the Allmerica Investment Trust. Portfolio composition will vary over time. The Fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the Fund will be able to maintain its net asset value of $1.00 per share. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. IBC/Donoghue is an independent firm that tracks 2a-7 regulated money market funds on a yield, shareholder, asset size and portfolio allocation basis. The Lipper Money Market Funds Average is the average investment performance of 330 funds within the Money Market category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

                         Select Emerging Markets Fund

                 PORTFOLIO OF INVESTMENTS . December 31, 1998
--------------------------------------------------------------------------------

                                                                         Value
  Shares                                                                (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 82.89%
            Argentina - 2.94%
    1,800   Banco Rio de la Plata S.A., Sponsored ADR                 $   23,400
   17,800   Gas Natural Ban S.A.                                          31,179
   18,000   Perez Companc S.A., Class B                                   76,211
   12,300   Telecom Argentina Stet - France Telecom S.A., Class B         69,560
    6,600   Telefonos de Argentina, Sponsored ADR                        184,388
    8,200   YPF S.A., Sponsored ADR                                      229,088
                                                                      ----------
                                                                         613,826
                                                                      ----------

            Botswana - 0.26%
   47,000   Sechaba Breweries, Ltd.                                       54,340
                                                                      ----------
            Brazil - 4.51%
      900   Aracruz Celulose S.A., Sponsored ADR                           7,200
    4,772   CEMIG S.A., Sponsored ADR                                     89,475
   23,200   Centrais Electricas Brasileiras, Sponsored ADR               217,500
   14,000   Cia Paranaense Enernergia-Copel, Sponsored ADR                99,750
  705,000   Cia Paulista de Forca E Luz*                                  50,763
   15,400   Compania Vale Do Rio Doce, Sponsored ADR                     192,500
    4,400   Embratel Participacoes S.A., Sponsored ADR*                   61,325
   16,100   Petroleo Brasileiro S.A., Sponsored ADR                      182,553
    1,800   Telesp Participacoes S.A., ADR*                               39,825
                                                                      ----------
                                                                         940,891
                                                                      ----------

            Chile - 2.89%
    4,500   Banco Santander Chile, Sponsored ADR                          65,812
    7,200   Chilectra S.A., ADR                                          159,442
    4,500   Cia Telecom Chile, Sponsored ADR                              93,094
    2,400   Compania Cerveceri AS Unibas S.A., ADR                        46,200
    6,500   Distribucion Y Servicio, ADR                                  74,750
    3,100   Embotelladora Andina S.A., Class B, Sponsored ADR             40,300
    1,000   Enersis S.A., Sponsored ADR                                   25,812
    6,000   Quinenco S.A., ADR                                            48,000
    1,500   Sociedad Quimica Y Minera de Chile S.A.,
            Sponsored ADR                                                 50,531
                                                                      ----------
                                                                         603,941
                                                                      ----------

            China - 0.35%
    5,000   Huaneng Power International, Sponsored ADR*                   72,500
                                                                      ----------
            Croatia - 0.45%
    5,650   Pliva D.D., GDR                                               93,790
                                                                      ----------
            Czech Republic - 1.01%
   13,770   SPT Telecom As*                                              210,099
                                                                      ----------
            Egypt - 0.40%
    2,000   EFG-Hermes Holding, S.A.E., GDR*                              19,000
    2,900   Oriental Weavers Co.                                          64,642
                                                                      ----------
                                                                          83,642
                                                                      ----------

                                                                         Value
  Shares                                                                (Note 2)
-------------------------------------------------------------------------------
            Greece - 5.24%
    2,415   Alpha Credit Bank                                         $  252,131
    2,640   Delta Informatics S.A.                                        57,067
    6,260   Hellenic Bottling Co.                                        193,360
   12,438   Hellenic Telecommunication Organization                      331,082
    1,006   National Bank of Greece S.A.*                                226,447
    1,290   Panafon Hellenic Telecom S.A.*                                34,568
                                                                      ----------
                                                                       1,094,655

            Hong Kong - 1.90%
  242,000   Beijing Datang Power Generation Co.                           72,622
   31,000   Cheung Kong Infrastructure Holdings                           69,221
  147,000   China Resources Beijing Land                                  36,619
   37,000   China Resources Enterprise, Ltd.                              57,786
   38,000   China Telecom, Ltd.*                                          65,724
   70,000   Cosco Pacific, Ltd.                                           29,138
   32,000   Ng Fung Hong, Ltd.                                            28,706
   89,000   Qingling Motors Co.                                           15,623
  102,000   Zhehuang Expressway Co., Ltd.                                 20,670
                                                                      ----------
                                                                         396,109
                                                                      ----------

              Hungary - 2.81%
      310     Gedeon Richter, GDR                                         13,222
    7,400     Matav Rt., Sponsored ADR                                   220,613
    7,480     MOL Magyar Olaj, GDR                                       206,635
    2,960     OTP Bank Rt., GDR                                          146,372
                                                                      ----------
                                                                         586,842
                                                                      ----------

              India - 7.28%
    3,100     Bajaj Auto, Ltd., Sponsored GDR                             48,438
    3,500     BSES, Ltd., GDR                                             44,625
   15,000     Grasim Industries, Ltd., Sponsored GDR                      65,250
   14,300     ITC Limited, Sponsored GDR                                 318,533
   16,000     Larsen & Toubro, Ltd., GDR                                 122,800
   18,400     Mahanagar Telephone Nigam, Ltd., GDR                       224,480
   15,500     Mahindra & Mahindra, Ltd., GDR                              59,675
   18,000     Ranbaxy Laboratories, Ltd., GDR*                           164,700
   29,000     Reliance Industries, Ltd., GDR                             162,400
   23,000     State Bank of India, GDR                                   191,475
      200     Tata Electric Co., Sponsored GDR                            42,675
    6,000     Videsh Sanchar Nigam, Ltd., GDR*                            73,500
                                                                      ----------
                                                                       1,518,551
                                                                      ----------

              Indonesia - 1.02%
    4,800     Gulf Indonesia Resources, Ltd.*                             31,200
   47,000     PT Gudang Garam                                             68,444
   19,000     PT Hanjaya Mandala Sampoerna Tbk*                           12,528
   95,000     PT Indofood Sukses Makmur Tbk*                              48,094
   32,500     PT Indosat                                                  42,352
   26,000     PT Telekomunikasi                                            9,788
                                                                      ----------
                                                                         212,406
                                                                      ----------

                      See Notes to Financial Statements.

                         Select Emerging Markets Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1998
--------------------------------------------------------------------------------

                                                                         Value
  Shares                                                                (Note 2)
--------------------------------------------------------------------------------
              Israel - 4.06%
   33,690     Bank Hapoalim                                             $ 60,938
   92,000     Bank Leumi Le-Israel                                       129,945
   35,030     Bezeq Israeli Telecommunication Corp., Ltd.*               109,222
   13,000     Blue Square-Israel, Ltd., ADR                              134,875
    3,500     ECI Telecommunications, Ltd., ADR                          124,687
   22,000     Supersol, Ltd.                                              54,590
    5,750     Teva Pharmaceutical Industries, ADR                        233,953
                                                                      ----------
                                                                         848,210
                                                                      ----------
              Luxembourg - 0.29%
    6,600     Quilmes Industrial, ADR                                     61,463
                                                                      ----------

              Malaysia - 0.67%
   45,000     IOI Corp. Berhad                                            25,816
   20,000     Petronas Gas Berhad                                         45,263
    9,000     Resorts World Berhad                                        10,374
   15,000     Tanjong Plc                                                 21,316
   18,000     Tenaga Nasional Berhad                                      36,947
                                                                      ----------
                                                                         139,716
                                                                      ----------

             Mauritius - 0.29%
   85,000    State Bank of Mauritius, Ltd.                                61,524
                                                                      ----------

             Mexico - 9.14%
   64,100    Cemex S.A. CPO                                              138,166
  133,700    Cifra S.A. De C.V., Series C*                               163,059
   79,400    Controladora Comercial Mexicana S.A.                         55,953
    7,000    Corporacion Geo S.A.*                                        19,435
   87,000    Fomento Economico Mexicano S.A.                             235,835
   28,500    Grupo Carso S.A., Series A1                                  96,678
   31,900    Grupo Financiero Banamex, Series B*                          41,803
   71,000    Grupo Industrial Bimbo, Series A                            124,868
   39,600    Grupo Industrial Saltillo, Class B                           98,750
    2,300    Grupo Televisa S.A., Sponsored GDR*                          56,781
   14,500    Industrias Penoles S.A.                                      43,917
   55,100    Kimberley-Clark De Mexico, Series A                         174,952
   12,600    Telefonos de Mexico, Sponsored ADR                          613,463
    6,900    Tubos de Acero de Mexico S.A.                                44,584
                                                                      ----------
                                                                       1,908,244
                                                                      ----------

             Peru - 1.29%
   75,000    Banco Continental                                            40,386
    4,700    Compania de Minas Buenaventura S.A., Sponsored ADR           61,100
   13,200    Telefonica de Peru, Sponsored ADR                           167,475
                                                                      ----------
                                                                         268,961
                                                                      ----------

             Philippines - 2.03%
  165,000    Ayala Corp.                                                  58,323
  283,600    Ayala Land, Inc.                                             80,195
   96,000    La Tondena Distillers, Inc.*                                 76,504
   38,050    Manila Electric Co., Class B                                122,269
    3,000    Metropolitan Bank & Trust Co.                                21,594
    2,500    Philippine Long Distance Telephone Co.                       64,267
                                                                      ----------
                                                                         423,152
                                                                      ----------

                                                                         Value
  Shares                                                                (Note 2)
--------------------------------------------------------------------------------
             Poland - 1.97%
    9,420    Bank Handlowy W Warszawie, GDR                             $122,460
    7,000    Elektrim Spolka Akcyjna S.A.                                 75,783
    9,200    Exbud S.A., GDR*                                             84,180
   25,210    Telekomunikacja Polska S.A., GDR*                           128,571
                                                                      ----------
                                                                         410,994
                                                                      ----------

             Portugal - 2.92%
    4,068    Banco Espirito Santo                                        126,315
    4,110    Jeronimo Martins                                            224,942
    1,380    Mundial Confianca*                                           43,910
    4,670    Portugal Telecom S.A.                                       214,214
                                                                      ----------
                                                                         609,381
                                                                      ----------

             Russia - 0.56%
    3,450    LUKoil Holding, Sponsored ADR                                54,338
   14,810    Surgutneftegaz, Sponsored ADR                                47,392
    4,750    Unified Energy Systems, GDR                                  14,844
                                                                      ----------
                                                                         116,574
                                                                      ----------

             South Africa - 7.46%
   20,900    ABSA Group, Ltd.                                             98,996
    5,400    Anglo America Corporation of South Africa                   152,000
    3,900    Anglo American Industrial Corp., Ltd.                        59,259
   38,650    Barlow, Ltd.                                                148,294
   14,200    Ellerine Holdings, Ltd.                                      30,617
    9,000    Fedsure Holdings, Ltd.                                       70,668
  148,500    FirstRand, Ltd.                                             161,856
   52,000    Illovo Sugar, Ltd.                                           55,176
   20,208    LA Retail Stores, Ltd.                                       24,015
  136,500    Malbak, Ltd.                                                 60,252
  126,400    Metro Cash and Carry, Ltd.                                   83,691
   27,000    Nampak, Ltd.                                                 41,025
   20,700    Rembrandt Group, Ltd.                                       126,514
   63,000    Sanlam, Ltd.*                                                62,569
   22,000    Sappi, Ltd.                                                  84,971
   27,000    Sasol, Ltd.                                                 101,991
    8,140    South African Breweries, Ltd.                               137,089
   11,900    South African Druggists, Ltd.                                59,194
                                                                      ----------
                                                                       1,558,177
                                                                      ----------

              South Korea - 12.32%
   14,875     Kookmin Bank*                                              121,300
   20,007     Kookmin Bank, Sponsored GDR (A)                            161,557
   13,000     Korea Electric Power Corp.                                 322,028
   10,000     LG Chemical, Ltd.                                          108,894
   28,319     LG Electronics                                             343,689
    1,426     LG Information & Communication                              38,287
    1,810     Pohang Iron & Steel Co.                                     97,045
    2,000     Pohang Iron & Steel Co., Sponsored ADR                      33,750
    3,227     Samsung Display Devices Co.                                159,070
   11,674     Samsung Electronics Co.                                    783,118
   27,830     Samsung Heavy Industries*                                  158,235
   13,200     Shinhan Bank*                                              100,948
    3,200     SK Corp.                                                    43,890
      180     SK Telecom Co., Ltd.                                       100,698
                                                                      ----------
                                                                       2,572,509
                                                                      ----------

                      See Notes to Financial Statements.

                         Select Emerging Markets Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1998
--------------------------------------------------------------------------------

                                                                         Value
  Shares                                                                (Note 2)
--------------------------------------------------------------------------------
              Taiwan - 5.46%
   18,000     Acer, Inc., GDR*                                       $   103,050
   10,300     Asustek Computer, Inc., GDR*                                95,532
   14,000     China Steel Corp., Sponsored GDR                           170,800
    9,300     Fubon Insurance Co., GDR*                                  102,068
   27,600     R.O.C Taiwan Fund                                          170,775
   10,189     Siliconware Precision Industries Co., GDR*                 106,985
    4,000     Synnex Technology International Corp., GDR*                 71,000
    7,000     Taiwan Fund, Inc.                                           87,500
   14,112     Taiwan Semiconductor Manufacturing Co., ADR*               200,214
    3,674     Teco Electric & Machinery, GDR                              30,953
                                                                     -----------
                                                                       1,138,877
                                                                     -----------

              Thailand - 1.48%
   14,500     Advanced Info Service Public Co., Ltd.                      86,162
   33,000     Electricity Generating Public Co., Ltd.*                    89,422
   11,000     PTT Exploration & Production Public Co., Ltd.*              77,469
    1,000     Siam Cement Public Co., Ltd.*                               22,668
   60,000     TelecomAsia Corp., Public Co., Ltd.*                        25,997
    4,000     Thai Farmers Bank Public Co.*                                7,043
                                                                     -----------
                                                                         308,761
                                                                     -----------

              Turkey - 1.77%
  892,242     Akbank Non Tradable Receipts*                               18,102
1,735,918     Akbank T.A.S.                                               35,218
3,361,005     Haci Omer Sabanci Holding A.S.                              51,673
  132,160     Migros Turk T.A.S.                                         131,967
  484,848     Netas Northern Electric Telekomunikasyon A.S.*               8,914
  358,940     Vestel Elektronik Sanayi ve Ticaret A.S.*                   29,584
6,507,820     Yapi Ve Kredi Bankasi                                       75,298
1,561,876     Yapi Ve Kredi Bankasi Non Tradable Receipts*                18,072
                                                                     -----------
                                                                         368,828
                                                                     -----------

              Zimbabwe - 0.12%
    65,000    NMBZ Holdings, Ltd.*                                        24,375
                                                                     -----------
              Total Common Stocks                                     17,301,338
              (Cost $19,132,407)                                     -----------


PREFERRED STOCKS - 4.34%

              Brazil - 4.34%
 10,190,000   Banco Bradesco S.A.                                         56,506
    422,365   Banco Bradesco, Rights*                                        245
     90,000   Banco Itau S.A.                                             43,947
    300,000   Cia Cimento Portland Itav                                   34,140
    220,000   Cia Cervejaria Brahma                                       96,139
    970,000   Eletropaula Metropolitana - Elecricidade
              de Sao Paulo S.A.                                           44,958
 16,150,000   Tele Centro Sul Participacoes S.A.*                        140,214
  2,405,000   Telec De Sao Paulo S.A.                                    327,832
    522,000   Telepar                                                     92,882
    665,000   Telesp Celular S.A., Series B*                              29,225
     17,800   Usinas Sider Minas Gerais                                   39,335
                                                                     -----------
              Total Preferred Stocks                                     905,423
              (Cost $1,096,974)                                      -----------

                                                                         Value
Par Value                                                               (Note 2)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (B) - 10.74%

              Federal National Mortgage Association - 4.79%
$ 1,000,000   5.18%, 01/05/99                                        $   999,432
                                                                     -----------

              U.S. Treasury Bill - 3.80%
    800,000   4.41%, 03/04/99                                            794,310
                                                                     -----------
              Federal Home Loan
              Mortgage Corporation - 2.15%
    450,000   5.12%, 01/22/99                                            448,674
                                                                     -----------
              Total U.S. Government and
              Agency Obligations                                       2,242,416
              (Cost $2,242,113)                                      -----------

Total Investments - 97.97%                                            20,449,177
(Cost $22,471,494)                                                   -----------

Net Other Assets and Liabilities - 2.03%                                 423,558
                                                                     -----------
Net Assets - 100.00%                                                 $20,872,735
                                                                     ===========

*   Non income producing security.
(A) Security exempt from registration under rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 1998, this security amounted to $161,557 or 0.77% of net assets.
(B) Effective  yield at time of purchase.
ADR American Depositary Receipt. Shares of a foreign based corporation held in
    U.S. banks entitling the shareholder to all dividends and capital gains.
GDR Global Depositary Receipt. A negotiable certificate held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.

                       See Notes to Financial Statements

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1998
--------------------------------------------------------------------------------

         Industry Concentration of Common and Preferred Stocks as Percentage of Net Assets:

Utilities                   15.75%
Finance                     14.25
Basic Materials             11.16
Telecommunications           9.80
Food and Beverage            8.48
Diversified Operations       5.10
Energy                       4.68
Retail                       3.91
Chemicals and Drugs          3.16
Electronics                  2.36
Building and Construction    2.26
Tobacco                      1.91
Business Services            1.69
Computers and Technology     1.57
Closed End Funds             0.82
Transportation               0.33
                            -----
Total                       87.23%
                            ======


Forward Foreign Currency Contracts Sold:

                                                                          Unrealized
  Currency    Contracts To  Settlement    Contracts At   In Exchange     Appreciation
   Value         Deliver       Dates          Value       for U.S. $    (Depreciation)
  --------    ------------  ----------    ------------    ----------    -------------
   303,150        BRL          02/05/99     $ 235,000      $ 250,900      $ (15,900)
   190,932        BRL          06/16/99       140,000        158,024        (18,024)
   182,000        BRL          06/22/99       130,000        150,631        (20,631)
 1,900,000        HKD          02/22/99       236,908        245,145         (8,237)
                                            ---------      ---------      ---------
                                            $ 741,908      $ 804,700      $ (62,792)
                                            =========      =========      =========

--------------------
BRL      Brazilian Cruzeiros
HKD      Hong Kong Dollars


Federal Income Tax Information (see Note 2)
At December 31, 1998, the aggregate cost of investment securities for tax purposes was $22,667,288. Net unrealized appreciation (depreciation) aggregated $(2,218,111) of which $2,295,486 related to appreciated investment securities and $(4,513,597) related to depreciated investment securities.

At December 31, 1998, the Portfolio had a capital loss carryforward of $2,100,730 which expires 2006.

For the period ended December 31, 1998, the Portfolio has elected to defer $486,381 of capital losses attributable to Post-October Losses.

Other Information
For the period ended December 31, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $32,713,648 and $9,700,739 of non-governmental issuers, respectively.


                      See Notes to Financial Statements.

                         Select Aggressive Growth Fund

                 PORTFOLIO OF INVESTMENTS . December 31, 1998
--------------------------------------------------------------------------------

                                                              Value
  Shares                                                     (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 99.36%

              Technology - 21.98%
    638,200   Acclaim Entertainment*                       $ 7,817,950
    102,700   Applied Power, Inc.                            3,876,925
    162,100   Compuware Corp.                               12,664,062
    142,800   Comverse Technology, Inc.*                    10,138,800
    164,400   EMC Corp.*                                    13,974,000
    129,400   Echostar Communications Corp., Class A*        6,259,725
    241,800   IMRglobal Corp.*                               7,117,988
    132,700   Jack Henry & Associates, Inc.                  6,601,825
     68,000   Microsoft Corp.*                               9,430,750
    124,436   Network Associates, Inc.*                      8,243,885
    263,000   Rational Software Corp.*                       6,969,500
    341,100   Skytel Communications, Inc.*                   7,546,838
    340,500   Tekelec*                                       5,639,531
    351,200   Unisys Corp.*                                 12,094,450
    130,900   VISX, Inc.*                                   11,445,569
     93,700   Waters Corp.*                                  8,175,325
    271,000   Xircom*                                        9,214,000
     77,500   Yahoo!, Inc.*                                 18,217,344
                                                         -------------
                                                           165,428,467
                                                         -------------

              Computers and Software - 12.09%
    267,900   Apple Computer, Inc.*                         10,967,156
    154,800   BMC Software, Inc.*                            6,898,275
    561,800   CHS Electronics, Inc.*                         9,515,487
    113,800   Citrix Systems, Inc.*                         11,045,712
    178,900   Computer Task Group                            4,852,662
    191,800   Dell Computer Corp.*                          14,037,362
    189,200   Keane, Inc.*                                   7,556,175
    205,100   Paychex, Inc.                                 10,549,831
    290,478   Siebel Systems, Inc.*                          9,858,097
    114,000   Transaction Systems Architecture, Class A*     5,700,000
                                                         -------------
                                                            90,980,757
                                                         -------------

              Consumer Products - 10.16%
    199,350   American Eagle Outfitters*                    13,281,694
    305,300   Best Buy Co., Inc.*                           18,737,787
    247,600   IBP, Inc.                                      7,211,350
    256,300   Intimate Brands, Inc.                          7,656,963
    163,200   Maytag Corp.                                  10,159,200
     75,400   McGraw-Hill Cos., Inc.                         7,681,375
    219,900   Nautica Enterprises, Inc.*                     3,298,500
    350,000   Safeskin Corp.*                                8,443,750
                                                         -------------
                                                            76,470,619
                                                         -------------

              Durable Goods - 10.14%
    140,300   Arvin Industries, Inc.                         5,848,756
    127,200   Briggs & Stratton Corp.                        6,344,100
    282,000   CIBER, Inc.*                                   7,878,375
     94,900   Cree Research, Inc.                            4,543,337
    152,700   Ingersoll-Rand Co.                             7,167,356
     72,300   Ladd Furniture, Inc.                           1,170,356
    264,100   Miller (Herman), Inc.                          7,097,688


                                                             Value
  Shares                                                    (Note 2)
--------------------------------------------------------------------------------
              Durable Goods (continued)
    128,200   Sanmina Corp.*                             $   8,012,500
    123,700   Tellabs, Inc.*                                 8,481,181
    288,000   Vitesse Semiconductor Corp.*                  13,140,000
    163,400   York International Corp.                       6,668,763
                                                         -------------
                                                            76,352,412
                                                         -------------

             Health Services - 7.03%
   300,400   Allegiance Corp.                               14,006,150
   136,000   CareMatrix Corp.*                               4,165,000
   319,000   HBO & Co.                                       9,151,312
   128,000   Laser Vision Centers*                           2,836,000
    83,500   PacifiCare Health Systems, Inc., Class B*       6,638,250
   128,300   Pediatrix Medical Group, Inc.*                  7,689,981
   225,500   Trigon Healthcare, Inc.*                        8,413,969
                                                         -------------
                                                            52,900,662
                                                         -------------

             Finance - 6.80%
   457,200   AmeriCredit Corp.                               6,315,075
   135,100   Capital One Financial Corp.                    15,536,500
   241,230   Fidelity National Financial, Inc.               7,357,515
   245,700   First American Financial Corp.*                 7,893,112
   205,444   Metris Cos., Inc.                              10,336,401
    37,700   SEI Investment Co.                              3,746,438
                                                         -------------
                                                            51,185,041
                                                         -------------

             Chemicals and Drugs - 6.24%
    96,600   Allergan, Inc.                                  6,254,850
   212,700   Alpharma, Inc., Class A                         7,510,969
    80,200   Biogen, Inc.*                                   6,656,600
   180,100   Medicis Pharmaceutical Corp., Class A*         10,738,463
   171,200   Quintiles Transnational Corp.*                  9,137,800
    88,300   Warner-Lambert Co.                              6,639,056
                                                         -------------
                                                            46,937,738
                                                         -------------

             Retail - 5.59%
   160,900   Houghton Mifflin Co.                            7,602,525
   248,200   Jones Apparel Group, Inc.*                      5,475,913
   262,000   Ross Stores, Inc.                              10,316,250
   400,800   TJX Cos., Inc.                                 11,623,200
   118,000   Tommy Hilfiger Corp.*                           7,080,000
                                                         -------------
                                                            42,097,888
                                                         -------------

             Consumer Services - 3.88%
   268,500   ACNielsen Corp.*                                7,585,125
   192,000   Harte-Hanks, Inc.                               5,472,000
   197,800   Labor Ready, Inc.*                              3,894,188
   241,200   Ogden Corp.                                     6,045,075
    26,100   Robert Half International, Inc.*                1,166,344
   226,000   Romac International, Inc.*                      5,028,500
                                                         -------------
                                                            29,191,232
                                                         -------------


                      See Notes to Financial Statements.

                         Select Aggressive Growth Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1998
--------------------------------------------------------------------------------

                                                     Value
  Shares                                           (Note 2)
--------------------------------------------------------------------------------
             Aerospace-Airlines - 3.66%
   161,300   Alaska Air Group, Inc.*            $  7,137,525
    83,900   Atlantic Coast Airlines Holdings*     2,097,500
   176,200   Gulfstream Aerospace Corp.*           9,382,650
    82,000   United Technologies Corp.             8,917,500
                                                ------------
                                                  27,535,175
                                                ------------

             Capital Goods - 2.57%
   183,700   Fleetwood Enterprises                 6,383,575
     2,500   Manitowoc, Inc.                         110,938
   197,200   Navistar International Corp.*         5,620,200
   163,900   Precision Castparts, Inc.             7,252,575
                                                ------------
                                                  19,367,288
                                                ------------

             Real Estate - 2.09%
   319,300   Lennar Corp.                          8,062,325
   276,000   Pulte Corp.                           7,676,250
                                                ------------
                                                  15,738,575
                                                ------------

             Consumer Staples - 2.03%
   209,800   Danaher Corp.*                       11,394,763
   212,500   Ralcorp Holdings, Inc.*               3,878,125
                                                ------------
                                                  15,272,888
                                                ------------

             Transportation Services - 1.92%
   298,500   Avis Rent A Car, Inc.*                7,219,969
   159,300   Hertz Corp., Class A                  7,268,062
                                                ------------
                                                  14,488,031
                                                ------------

             Food Servics - 1.42%
    260,900  Brinker International, Inc.           7,533,487
    264,500  Buffets, Inc.                         3,157,469
                                                ------------
                                                  10,690,956
                                                ------------

             Building and Construction - 0.82%
    174,600  Owens-Corning                         6,187,388
                                                ------------


                                                    Value
  Shares                                           (Note 2)
--------------------------------------------------------------------------------

             Metals and Mining - 0.70%
    124,700  Fluor Corp.                              $  5,307,544
                                                      ------------


             Recreational Equipment - 0.24%
     31,900  Anchor Gaming*                              1,798,362
                                                      ------------
             Total Common Stocks                       747,931,023
             (Cost $548,661,310)                      ------------

Par Value
---------

COMMERCIAL PAPER (A) - 1.19%

 $8,984,000   Northern States Power Co.
              5.05%, 01/04/99                            8,980,220
                                                      ------------
              Total Commercial Paper                     8,980,220
              Cost ($8,980,220)                       ------------

Shares
------
INVESTMENT COMPANIES - 0.16%

      3,953   ILA Prime Obligation Money Market Fund         3,953
  1,173,943   ILA Prime Obligation Portfolio Fund,
              Class B                                    1,173,943
                                                      ------------
              Total Investment Companies                 1,177,896
              (Cost $1,177,896)                       ------------

Total Investments - 100.71%                            758,089,139
(Cost $558,819,426)                                   ------------

Net Other Assets and Liabilities - (0.71)%              (5,348,218)
                                                      ------------
Net Assets - 100.00%                                  $752,740,921
                                                      ============

-------------------
*        Non income producing security.
(A)      Effective yield at time of purchase.


Federal Income Tax Information (see Note 2)
At December 31, 1998, the aggregate cost of investment securities for tax purposes was $558,893,963. Net unrealized appreciation (depreciation) aggregated $199,195,176 of which $224,125,951 related to appreciated investment securities and $(24,930,775) related to depreciated investment securities.

At December 31, 1998, the Portfolio had a capital loss carryforward of $2,216,323 which expires in 2006.

Other Information
For the year ended December 31, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $738,512,181 and $659,371,941 of non-governmental issuers, respectively.

At December 31, 1998, the value of the securities loaned amounted to $123,496,996. The value of collateral amounted to $125,785,418, of which $124,867,818 and $917,600 consisted of cash and letters of credit, respectively. (Note 2)


                      See Notes to Financial Statements.

                       Select Capital Appreciation Fund

                 PORTFOLIO OF INVESTMENTS . December 31, 1998
--------------------------------------------------------------------------------

                                                              Value
  Shares                                                     (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 97.04%

             Retail - 13.06%
   113,000   AutoZone, Inc.*                              $  3,721,937
    85,000   BJ's Wholesale Club, Inc.*                      3,936,562
    75,600   Borders Group, Inc.*                            1,885,275
   108,000   Circuit City Stores, Inc.                       5,393,250
    50,000   Costco Cos., Inc.*                              3,609,375
   157,000   Family Dollar Stores, Inc.                      3,454,000
   125,000   General Nutrition Cos., Inc.*                   2,031,250
   165,800   Jones Apparel Group, Inc.*                      3,657,962
    67,000   Meyer (Fred), Inc.*                             4,036,750
   114,000   MSC Industrial Co., Class A*                    2,579,250
   104,000   Saks, Inc.*                                     3,282,500
    89,000   Shopko Stores, Inc.*                            2,959,250
                                                          ------------
                                                            40,547,361

             Business Services - 12.03%
    91,000   Acxiom Corp.*                                   2,821,000
    44,800   Catalina Marketing Corp.*                       3,063,200
    93,000   Checkfree Holdings Corp.*                       2,173,875
   165,000   Gartner Group, Inc., Class A*                   3,506,250
   138,400   Iterim Services Co.*                            3,235,100
    78,600   National Data Corp.                             3,826,838
   109,900   NOVA Corp.*                                     3,812,156
   170,000   Outdoor Systems, Inc.*                          5,100,000
   186,000   Romac International, Inc.*                      4,138,500
    81,000   Sterling Commerce Corp.*                        3,645,000
    67,500   Viad Corp.                                      2,050,313
                                                          ------------
                                                            37,372,232
                                                          ------------

             Technology - 11.81%
   145,000   Affiliated Computer Services Corp., Class A*    6,525,000
    37,200   BMC Software, Inc.*                             1,657,725
    10,900   CIBER, Inc. *                                     304,519
    68,000   DST Systems, Inc.*                              3,880,250
    28,000   Intuit, Inc.*                                   2,030,000
   128,000   Learning Co., Inc.*                             3,320,000
    39,000   Netscape Communications Corp.*                  2,369,250
    67,000   Networks Associates, Inc.*                      4,438,750
   196,000   Parametric Technology Corp.*                    3,209,500
   108,400   Renaissance Worldwide, Inc.*                      663,950
   235,000   Saville Systems, Plc, Sponsored ADR*            4,465,000
    96,000   SunGard Data Systems, Inc.*                     3,810,000
                                                          ------------
                                                            36,673,944
                                                          ------------

             Durable Goods - 10.55%
   160,000   Analog Devices, Inc.*                           5,020,000
    73,000   Anixter International, Inc.*                    1,482,812
   135,000   BE Aerospace, Inc.*                             2,835,000
    65,000   KLA-Tencor Corp.*                               2,819,375
    85,500   Maxim Integrated Products, Inc.*                3,735,281
    57,000   PMC Sierra, Inc.*                               3,598,125
    10,500   Sanmina Corp.*                                    656,250


                                                              Value
  Shares                                                     (Note 2)
--------------------------------------------------------------------------------


             Durable Goods (continued)
    79,000   Synopsys, Inc.*                              $  4,285,750
    80,000   Teleflex, Inc.                                  3,650,000
    72,000   Xilinx, Inc.*                                   4,689,000
                                                          ------------
                                                            32,771,593
                                                          ------------

             Finance - 10.46%
    77,000   ACE, Ltd.                                       2,651,688
    37,000   Capital One Financial Corp.                     4,255,000
   125,000   CIT Group, Inc., Class A                        3,976,562
    28,000   E*TRADE Group, Inc.*                            1,309,875
    73,000   Finova Group, Inc.                              3,937,437
    53,500   Franklin Resources, Inc.                        1,712,000
   142,000   North Fork Bancorporation, Inc.                 3,399,125
    69,000   PartnerRe, Ltd.                                 3,156,750
    83,000   Protective Life Corp.                           3,304,438
   143,900   Waddell & Reed Financial, Inc., Class A         3,408,631
    58,600   Waddell & Reed Financial, Inc., Class B *       1,362,450
                                                          ------------
                                                            32,473,956
                                                          ------------

             Health Services - 7.53%
    50,400   Biogen, Inc.*                                   4,183,200
   132,000   Gilead Sciences, Inc.*                          5,420,250
    58,000   Omnicare, Inc.                                  2,015,500
    93,000   Quorum Health Group, Inc.*                      1,203,188
    83,000   Schein (Henry), Inc.*                           3,714,250
   146,000   Sybron International Corp.*                     3,969,375
    98,000   Total Renal Care Holdings, Inc.*                2,897,125
                                                          ------------
                                                            23,402,888
                                                          ------------

             Broadcasting - 6.92%
     72,000  Comcast Corp., Class A                          4,225,500
     51,000  Cox Communications Corp., Class A*              3,525,375
     47,000  Jacor Communications, Inc., Class A*            3,025,625
    127,800  Omnipoint Corp.*                                1,190,138
    103,400  Paging Network, Inc.*                             484,688
    132,000  Univision Communications, Inc.*                 4,776,750
   194,000   Western Wireless Corp., Class A*                4,268,000
                                                          ------------
                                                            21,496,076
                                                          ------------

             Food Services - 6.33%
    94,000   Outback Steakhouse, Inc.*                       3,748,250
   118,000   Suiza Foods Corp.*                              6,010,625
   117,000   U.S. Foodservice, Inc.*                         5,733,000
    86,000   Whole Foods Market, Inc.*                       4,160,250
                                                          ------------
                                                            19,652,125
                                                          ------------

             Chemicals and Drugs - 5.83%
    40,000   Agouron Pharmaceuticals, Inc.*                  2,350,000
    44,000   ALZA Corp.*                                     2,299,000
    47,900   BioChem Pharma, Inc.*                           1,371,137
   156,000   Covance, Inc.*                                  4,543,500
    54,000   Great Lakes Chemical Corp.                      2,160,000
    19,000   Medimmune, Inc.*                                1,889,313
    86,000   Teva Pharmaceutical Industries, Inc., ADR       3,499,125
                                                          ------------
                                                            18,112,075
                                                          ------------


                      See Notes to Financial Statements.

                       Select Capital Appreciation Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1998
--------------------------------------------------------------------------------

                                                             Value
  Shares                                                    (Note 2)
--------------------------------------------------------------------------------
             Hotels - Leisure - 4.55%
   129,800   Galileo International, Inc.                   $  5,646,300
   145,000   Premier Parks, Inc.*                             4,386,250
   111,000   Royal Caribbean Cruises, Ltd.                    4,107,000
                                                           ------------
                                                             14,139,550
                                                           ------------

             Consumer Staples - 3.27%
    90,600   Danaher Corp                                     4,920,712
   207,000   Warnaco Group, Inc. Class A                      5,226,750
                                                           ------------
                                                             10,147,462
                                                           ------------

             Energy - 2.25%
   182,000   BJ Services Co.*                                 2,843,750
   117,400   Ocean Energy, Inc.*                                741,088
   135,400   Smith International, Inc.*                       3,410,388
                                                           ------------
                                                              6,995,226
                                                           ------------

             Utilities - 2.15%
   180,700   Allied Waste Industries, Inc.*                   4,269,037
    51,800   Waste Management, Inc.                           2,415,175
                                                           ------------
                                                              6,684,212
                                                           ------------

             Metals and Mining - 0.30%
   223,000   Battle Mountain Gold Co.                           919,875
                                                           ------------
             Total Common Stocks                            301,388,575
             (Cost $271,584,101)                           ------------


FOREIGN COMMON STOCKS - 0.85%

             Canada - 0.85%
      6,200  Fairfax Financial Holdings, Ltd.*                2,185,664
      1,400  Fairfax Financial Holdings, Ltd., Rights* (A)      468,860
                                                           ------------
             Total Foreign Common Stocks                      2,654,524
             (Cost $2,601,679)                             ------------


                                                             Value
Par Value                                                   (Note 2)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (B) - 2.33%

             Federal Home Loan
             Mortgage Corporation - 2.05%
$ 6,356,000  5.15%, 01/15/99                               $  6,343,443
                                                           ------------


             Federal National
             Mortgage Association - 0.25%
    783,000  5.23%, 01/15/99                                    781,429
                                                           ------------


             Federal Farm Credit Bank - 0.03%
    101,000  5.12%, 01/12/99                                    100,844
                                                           ------------

             Total U.S. Government Agency Obligations         7,225,716
             (Cost $7,225,716)                             ------------

Total Investments - 100.22%                                 311,268,815
(Cost $281,411,496)                                        ------------

Net Other Assets and Liabilities - (0.22)%                     (687,225)
                                                           ------------

Net Assets - 100.00%                                       $310,581,590
                                                           ============


-------------------
*    Non income producing security.
(A) Security exempt from registration under rule 144A of the Securities Act of 1933. This security may only be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 1998, this security amounted to $468,860 or 0.15% of net assets.
(B)  Effective yield at time of purchase.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.


Federal Income Tax Information (see Note 2)
At December 31, 1998, the aggregate cost of investment securities for tax purposes was $281,678,642. Net unrealized appreciation (depreciation) aggregated $29,590,173 of which $53,042,604 related to appreciated investment securities and $(23,452,431) related to depreciated investment securities.

At December 31, 1998, the Portfolio had no capital loss carryforward. During 1998, the Portfolio utilized $1,543,496 of its capital loss carryforward.

Distributions from long-term capital gains for the year ended December 31, 1998 were $18,197,052. (unaudited)

For the year ended December 31, 1998, the Portfolio has elected to defer $480,159 of capital losses attributable to Post-October Losses.

Other Information
For the year ended December 31, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $396,190,328 and $361,766,517 of non-governmental issuers, respectively.



                      See Notes to Financial Statements.

                         Select Value Opportunity Fund


                  PORTFOLIO OF INVESTMENTS, . December 31, 1998
--------------------------------------------------------------------------------

                                                             Value
  Shares                                                    (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 92.70%

             Durable Goods - 16.83%
   265,333   CommScope, Inc.*                          $   4,460,911
   150,100   GTECH Holdings Corp.*                         3,846,313
   150,500   Hussmann International, Inc.                  2,915,937
    60,000   Kaydon Corp.                                  2,403,750
   325,900   MascoTech, Inc.                               5,581,038
   192,100   Raychem Corp.                                 6,207,231
   157,000   Rockwell International Corp.                  7,624,313
   156,800   Ryder System, Inc.                            4,076,800
   150,100   Thomas & Betts Corp.                          6,501,206
    79,200   Unifi, Inc.                                   1,549,350
                                                       -------------
                                                          45,166,849
                                                       -------------

             Energy - 13.08%
   105,000   Amerada Hess Corp.                            5,223,750
   116,000   Coastal Corp.                                 4,052,750
   136,800   Columbia Energy Group                         7,900,200
   106,266   EEX Corp.*                                      743,862
   162,000   KeySpan Energy                                5,022,000
   340,100   Niagara Mohawk Power Corp.*                   5,484,113
   246,906   Ocean Energy, Inc.*                           1,558,594
   202,215   Sempra Energy                                 5,131,206
                                                       -------------
                                                          35,116,475
                                                       -------------

             Utilities - 11.25%
   329,800   Cincinnati Bell, Inc.                        12,470,562
   239,200   ComSat Corp.                                  8,611,200
   160,900   Montana Power Co.                             9,100,906
                                                       -------------
                                                          30,182,668
                                                       -------------

             Finance - 11.23%
   207,900   CIT Group, Inc. - Class A                     6,613,819
    25,000   First American Corp.                          1,094,170
   239,500   Golden State Bancorp, Inc.*                   3,981,688
   161,300   Golden State Bancorp, Inc., Warrants*           735,931
   298,180   Sovereign Bancorp, Inc.                       4,249,065
   192,000   Torchmark Corp.                               6,780,000
   260,800   TrizecHahn Corp.                              5,346,400
    10,924   Waddell & Reed Financial, Inc. - Class A        258,762
    47,020   Waddell & Reed Financial, Inc. - Class B*     1,093,215
                                                       -------------
                                                          30,153,050
                                                       -------------

             Health Care - 9.56%
   366,000   HEALTHSOUTH Corp.*                            5,650,125
   143,600   Humana, Inc.*                                 2,557,875
   207,900   Manor Care, Inc.*                             6,107,062
   276,400   Quorum Health Group, Inc.*                    3,575,925
    89,300   Wellpoint Health Networks, Inc., Class A*     7,769,100
                                                       -------------
                                                          25,660,087
                                                       -------------

                                                             Value
  Shares                                                    (Note 2)
--------------------------------------------------------------------------------
             Retail - 7.09%
   513,400   Kmart Corp.*                              $   7,861,438
   126,700   Meyer (Fred), Inc.*                           7,633,675
   106,100   Shopko Stores, Inc.*                          3,527,825
                                                       -------------
                                                          19,022,938
                                                       -------------

             Consumer Staples - 5.47%
   170,400   Dole Food Co., Inc.                           5,112,000
   126,500   Fortune Brands, Inc.                          4,000,562
   220,000   Whitman Corp.                                 5,582,500
                                                       -------------
                                                          14,695,062
                                                       -------------


             Consumer Products - 5.19%
   190,600   Owens-Illinois, Inc.*                         5,837,125
   112,300   Snap-On, Inc.                                 3,909,444
   137,100   World Color Press, Inc.*                      4,172,981
                                                       -------------
                                                          13,919,550
                                                       -------------

             Building and Construction - 4.65%
   179,900   Applied Power, Inc.                           6,791,225
   121,100   Ingersoll-Rand, Co.                           5,684,131
                                                       -------------
                                                          12,475,356
                                                       -------------

             Consumer Services - 3.75%
   101,600   Convergys Corp.*                              2,273,300
   287,100   Modis Professional Services, Inc.*            4,162,950
   256,075   Safety-Kleen Corp.*                           3,617,059
                                                       -------------
                                                          10,053,309
                                                       -------------

             Technology - 2.01%
   277,300   Coltec Industries, Inc.*                      5,407,350
                                                       -------------

             Chemicals and Drugs - 1.84%
   160,700   Mallinckrodt, Inc.                            4,951,569
                                                       -------------

             Capital Goods - 0.75%
    55,800   Goodrich (B.F.) Co.                           2,001,825
                                                       -------------
             Total Common Stocks                         248,806,088
             (Cost $230,749,223)                       -------------

Par Value
---------

COMMERCIAL PAPER (A) - 3.72%

$ 2,000,000   AIG Funding, Inc.
              4.90%, 01/04/99                              1,999,183
  1,000,000   Ford Motor Credit Corp.
              5.18%, 01/04/99                                999,571
    500,000   GE Capital Corp.
              6.00%, 01/05/99                                499,667

                      See Notes to Financial Statements.

                         Select Value Opportunity Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1998
--------------------------------------------------------------------------------

                                                                      Value
Par Value                                                           (Note 2)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (continued)

$ 1,500,000   GMAC Corp.
              6.08%, 01/04/99                                     $  1,499,241
    500,000   Grainger (W.W.), Inc.
              5.00%, 01/07/99                                          499,583
    500,000   Merrill Lynch & Co., Inc.
              4.98%, 01/04/99                                          499,771
  1,000,000   Montauk Corp.
              5.52%, 01/05/99                                          999,389
  1,500,000   Petrofina, Inc.
              4.98%, 01/04/99                                        1,499,378
  1,500,000   World Omni Corp.
              6.03%, 01/04/99                                        1,499,248
                                                                  ------------
              Total Commercial Paper                                 9,995,031
              (Cost $9,995,031)                                   ------------


U.S. GOVERNMENT AND AGENCY OBLIGATIONS (A) - 1.30%

               U.S. Treasury Bill - 0.74%
   2,000,000   4.32%, 01/21/99                                       1,995,200
                                                                  ------------

               Federal Home Loan
               Mortgage Corporation - 0.56%
   1,500,000   5.03%, 01/04/99                                       1,499,371
                                                                  ------------

               Total U.S. Government and
               Agency Obligations                                    3,494,571
               (Cost $3,494,571)                                  ------------



                                                                     Value
  Shares                                                           (Note 2)
--------------------------------------------------------------------------------
INVESTMENT COMPANIES - 5.40%

   2,401,144    ILA Prime Obligation Money Market Fund            $  2,401,144
   2,401,094    ILA Prime Obligation Portfolio Fund, Class B         2,401,094
     721,200    John Hancock Bank and Thrift Opportunity Fund        7,707,825
     213,600    Pilgrim Prime Rate Trust                             1,975,800
                                                                  ------------
                Total Investment Companies                          14,485,863
                (Cost $13,661,201)                                ------------

Total Investments - 103.12%                                        276,781,553
(Cost $257,900,026)                                               ------------
Net Other Assets and Liabilities - (3.12)%                          (8,376,907)
                                                                  ------------
Net Assets - 100.00%                                              $268,404,646
                                                                  ============

-----------
*        Non income producing security.
(A)      Effective yield at time of purchase.


Federal Income Tax Information (see Note 2)
At December 31, 1998, the aggregate cost of investment securities for tax purposes was $257,973,637. Net unrealized appreciation (depreciation) aggregated $18,807,916 of which $34,598,775 related to appreciated investment securities and $(15,790,859) related to depreciated investment securities.

Distributions from long-term capital gains for the year ended December 31, 1998 were $605,684. (unaudited)

Other Information
For the year ended December 31, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $237,960,179 and $156,000,039 of non-governmental issuers, respectively.


                      See Notes to Financial Statements.

                       Select International Equity Fund

                 PORTFOLIO OF INVESTMENTS . December 31, 1998
--------------------------------------------------------------------------------

                                                                      Value
  Shares                                                            (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.46%

             Australia - 4.26%
   549,620   National Australia Bank, Ltd.             $  8,285,454
 1,254,745   News Corp., Ltd.                             8,288,824
 1,062,800   Telstra Corp.*                               4,969,295
                                                       ------------
                                                         21,543,573
                                                       ------------

             Canada - 0.21%
    20,825   Royal Bank of Canada                         1,040,706
                                                       ------------

             Denmark - 0.63%
    23,770   Tele Danmark                                 3,208,301
                                                       ------------

             France - 8.13%
    44,417   Alcatel Alsthom                              5,433,952
    80,290   Axa                                         11,632,069
    80,960   Michelin, Class B                            3,236,373
    76,170   Total SA, Class B                            7,711,003
    50,460   Vivendi                                     13,086,568
                                                       ------------
                                                         41,099,965
                                                       ------------

             Germany - 9.16%
     6,333   Bayerische Motoren Werke (BMW) AG*           4,971,083
       838   Bayerische Motoren Werke (BMW) AG (New)*       642,701
   134,095   Hoechst AG                                   5,544,541
    66,160   HypoVereinsbank                              5,232,927
   181,140   Mannesmann AG                               20,952,822
    99,220   Veba AG                                      5,876,925
     5,193   Viag AG                                      3,069,646
                                                       ------------
                                                         46,290,645
                                                       ------------

             Italy - 2.57%
   365,835   ENI                                          2,389,560
 1,245,370   Telecom Italia                              10,620,047
                                                       ------------
                                                         13,009,607
                                                       ------------

             Japan - 14.48%
   468,000   Canon, Inc.                                 10,001,504
   155,000   Dai Nippon Printing Co., Ltd.                2,471,661
   108,000   Fuji Photo Film                              4,013,982
   137,000   Honda Motor Co., Ltd.                        4,497,766
   281,000   Kao Corp.                                    6,340,870
    22,700   Keyence Corp.                                2,792,177
   107,000   Murata Manufacturing Co., Ltd.               4,440,777
       140   NTT Mobile Communication Network, Inc.       5,760,807
    40,000   Rohm Co., Ltd.                               3,642,317
   244,000   Shiseido Co., Ltd.                           3,135,153
   146,200   Sony Corp.                                  10,647,547
   402,000   Takeda Chemical Industries, Ltd.            15,474,537
                                                       ------------
                                                         73,219,098
                                                       ------------

             Malaysia - 0.06%
   349,000   Hume Industries, Berhad                        303,079
                                                       ------------


                                                           Value
  Shares                                                  (Note 2)
--------------------------------------------------------------------------------


             Mexico - 0.12%
   467,730   Grupo Financiero Banamex, Series B*       $    612,936
                                                       ------------

             Netherlands - 9.48%
   196,412   ABN-Amro Holdings                            4,129,597
   210,445   Elsevier, NV                                 2,946,028
   304,782   ING Groep, NV                               18,575,365
   152,745   Kloninklijke Ahold, NV                       5,642,467
   147,885   Kloninklijke KPN, NV                         7,399,367
   101,700   Royal Dutch Petroleum                        5,061,452
   129,160   TNT Post Group, NV*                          4,159,355
                                                       ------------
                                                         47,913,631
                                                       ------------

              Philippines - 0.13%
    342,130   San Miguel, Class B                           659,634
                                                       ------------

              Portugal - 0.33%
     75,317   Electricidade De Portugal                   1,659,000
                                                       ------------

              Singapore - 1.89%
    660,900   Development Bank of Singapore               5,964,512
    330,509   Singapore Press Holdings, Ltd.*             3,583,227
                                                       ------------
                                                          9,547,739
                                                       ------------

Spain - 1.90%
    295,657   Banco De Santander                          5,866,541
     82,365   Telefonica                                  3,656,932
     82,365   Telefonica, Rights*                            73,023
                                                       ------------
                                                          9,596,496
                                                       ------------

              Switzerland - 12.99%
      4,225   Alusuisse Lonza Holdings, REGD*             4,921,733
      6,739   Nestle SA                                  14,670,266
      6,726   Novartis AG                                13,221,842
        828   Roche Holdings AG                          10,103,589
      5,425   Schweiz Ruckverisch, REGD                  14,144,103
     27,999   UBS AG, REGD                                8,602,532
                                                       ------------
                                                         65,664,065
                                                       ------------

              Thailand - 0.41%
  1,015,000   Bangkok Bank Public Co., Ltd.*              2,094,224
                                                       ------------

              United Kingdom - 29.71%
    695,925   Allied Zurich, Plc                         10,373,228
    484,950   Barclays Bank, Plc                         10,449,684
    692,575   B.A.T. Industries, Plc                      6,085,734
    571,000   Cable & Wireless, Plc                       7,015,873
    384,980   Cadbury Schweppes, Plc                      6,560,897
    746,290   Diageo, Plc                                 8,487,209
    411,675   Glaxo Wellcome, Plc                        14,154,881
    602,410   Granada Group, Plc                         10,641,977
    462,950   Kingfisher, Plc                             5,007,058
    821,650   Ladbroke Group, Plc                         3,299,174
    768,950   Lloyds TSB Group, Plc                      10,931,139
    212,685   National Westminster, Plc                   4,098,467


                      See Notes to Financial Statements.

                       Select International Equity Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1998
--------------------------------------------------------------------------------

                                                                Value
  Shares                                                       (Note 2)
--------------------------------------------------------------------------------

              United Kingdom (continued)
    753,900   Prudential Corp., Plc                          $ 11,375,266
    645,500   Safeway, Plc                                      3,241,189
  1,128,550   Shell Transportation & Trading, Plc               6,928,552
  1,518,800   Siebe, Plc                                        5,984,807
    545,750   TI Group, Plc                                     2,937,682
    834,150   Vodafone Group, Plc                              13,536,150
    209,150   Zeneca Group Ord                                  9,100,448
                                                             ------------
                                                              150,209,415
                                                             ------------
              Total Common Stocks                             487,672,114
              (Cost $383,623,135)                            ------------


                                                                      Value
  Shares                                                            (Note 2)
--------------------------------------------------------------------------------

INVESTMENT COMPANIES - 3.64%

  6,773,171   Federated Investors                            $  6,773,171
  5,947,592   ILA Prime Obligation Portfolio Fund, Class B      5,947,592
  5,688,849   SSgA Prime Money Market Fund                      5,688,849
                                                             ------------

              Total Investment Companies                       18,409,612
              (Cost $18,409,612)                             ------------

Total Investments - 100.10%                                   506,081,726
(Cost $402,032,747)
Net Other Assets and Liabilities - (0.10)%                       (529,126)

Net Assets - 100.00%                                         $505,552,600
                                                             ============

-----------
*   Non income producing security.



Industry Concentration of Common Stocks
     as Percentage of Net Assets:

Chemicals and Drugs          16.27%
Finance                      14.96
Telecommunications           11.96
Durable Goods                10.32
Banking                       9.13
Consumer Goods and Services   5.62
Food and Beverage             4.87
Business Services             4.69
Energy                        4.37
Electronics                   4.26
Agriculture                   2.30
Utilities                     2.21
Publishing                    1.78
Tobacco                       1.20
Retail                        0.99
Transportation                0.82
Leisure and Entertainment     0.65
Basic Materials               0.06
                             -----
Total                        96.46%
                             =====


                      See Notes to Financial Statements.

                       Select International Equity Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1998
--------------------------------------------------------------------------------

Forward Foreign Currency Contracts Sold:

                                                                                Unrealized
Currency       Contracts To  Settlement    Contracts At      In Exchange       Appreciation
  Value          Deliver       Dates           Value          for U.S. $       (Depreciation)
----------     ------------  ----------    ------------      -----------       -------------
   13,658,000        CHF      01/14/99       $10,226,116      $ 9,958,119       $  267,997
    5,512,000        DEM      01/26/99         3,385,541        3,312,063           73,478
  633,798,000        JPY      01/19/99         4,902,901        5,622,654         (719,753)
  708,814,000        JPY      01/22/99         6,261,608        6,290,925          (29,317)
  697,045,000        JPY      02/18/99         5,796,632        6,209,476         (412,844)
  533,647,000        JPY      02/26/99         4,444,466        4,758,949         (314,483)
  607,134,000        JPY      03/09/99         5,180,324        5,422,218         (241,894)
1,190,187,000        JPY      03/15/99        10,266,428       10,637,852         (371,424)
                                             -----------       -----------       -----------
                                             $50,464,016       $52,212,256       $(1,748,240)
                                             ===========       ===========       ===========


Forward Foreign Currency Contracts purchased:

Currency       Contracts To  Settlement    Contracts At      In Exchange        Unrealized
  Value          Deliver       Dates           Value          for U.S. $       Appreciation
----------     ------------  ----------    ------------      -----------       -------------
634,303,000       JPY         01/20/99$      5,479,466       $5,627,962         $   148,496

-----------
CHF      Swiss Francs
DEM      Deutsche Marks
JPY      Japanese Yen


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 1998, the aggregate cost of investment securities for tax purposes was $400,474,447. Net unrealized appreciation (depreciation) aggregated $105,607,279, of which $128,587,190 related to appreciated investment securities and $(22,979,911) related to depreciated investment securities.

At December 31, 1998, the Portfolio had a capital loss carryforward of $3,060,445 which expires in 2006.

For the period ended December 31, 1998, the Portfolio has elected to defer $5,390,037 of capital losses attributable to Post-October Losses. Other Information For the year ended December 31, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $135,815,844 and $106,675,781 of non-governmental issuers, respectively.

At December 31, 1998, the value of the securities loaned amounted to $10,173,062. The value of collateral amounted to $10,905,190 which consisted of letters of credit. (Note 2)


                      See Notes to Financial Statements.

                              Select Growth Fund

                 PORTFOLIO OF INVESTMENTS . December 31, 1998
--------------------------------------------------------------------------------

                                                                    Value
  Shares                                                           (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 96.53%

              Technology - 17.80%
     70,000   3Com Corp.*                                         $  3,136,875
     81,600   Airtouch Communications, Inc.*                         5,885,400
     30,100   America Online, Inc.*                                  4,356,975
    112,200   Ascend Communications, Inc.*                           7,377,150
     92,400   Cisco Systems*                                         8,575,875
    107,900   Computer Sciences Corp.*                               6,952,806
     89,600   Compuware Corp.*                                       7,000,000
    152,400   EMC Corp.*                                            12,954,000
    111,300   International Business Machines Corp.                 20,562,675
    223,500   Lucent Technologies, Inc.                             24,585,000
     77,500   Micron Technology, Inc.*                               3,918,594
    200,700   Microsoft Corp.*                                      27,834,581
    103,000   Pitney Bowes, Inc.                                     6,804,437
     60,400   Sun Microsystems, Inc.*                                5,171,750
                                                                  ------------
                                                                   145,116,118
                                                                  ------------

              Durable Goods - 16.36%
    178,660   BMC Software, Inc.*                                    7,961,536
     85,800   Centocor, Inc.*                                        3,871,725
     95,500   Dell Computer Corp.*                                   6,989,406
    198,900   General Electric Co.                                  20,300,231
     98,500   General Instrument Corp.*                              3,342,844
    148,500   Intel Corp.                                           17,606,531
    287,700   MCI WorldCom, Inc.*                                   20,642,475
    244,900   SBC Communications, Inc.                              13,132,762
    159,900   Sprint Corp.                                          13,451,588
    345,800   Tyco International, Ltd.                              26,086,288
                                                                  ------------
                                                                   133,385,386
                                                                  ------------

              Retail - 14.76%
    215,200   Costco Cos., Inc.*                                    15,534,750
    391,400   CVS Corp.                                             21,527,000
     77,100   Gap, Inc.                                              4,336,875
    246,700   Home Depot, Inc.                                      15,094,956
    234,200   Safeway, Inc. *                                       14,271,563
    380,900   TJX Cos., Inc.                                        11,046,100
    224,500   Walgreen Co.                                          13,147,281
    311,800   Wal-Mart Stores, Inc.                                 25,392,213
                                                                  ------------
                                                                   120,350,738
                                                                  ------------

              Finance - 13.51%
     49,600   American Express Co.                                   5,071,600
     66,200   American General Corp.                                 5,163,600
    125,550   American International Group, Inc.                    12,131,269
     90,400   Associates First Capital Corp., Class A                3,830,700
     39,000   Charter One Financial, Inc.                            1,082,250
    112,100   Comerica, Inc.                                         7,643,819
    280,900   Federal Home Loan Mortgage Corp.                      18,100,494
     86,200   Fifth Third Bancorp                                    6,147,137


                                                                    Value
  Shares                                                           (Note 2)
--------------------------------------------------------------------------------

              Finance (continued)

    110,968   Firstar Corp.                                       $ 10,347,766
    396,150   MBNA Corp.                                             9,878,991
     54,700   Merrill Lynch & Co., Inc.                              3,651,225
     77,055   Providian Financial Corp.                              5,779,125
     93,600   SunAmerica, Inc.                                       7,593,300
    344,900   Wells Fargo Co.                                       13,774,444
                                                                  ------------
                                                                   110,195,720
                                                                  ------------

Chemicals and Drugs - 10.99%
    128,800   Bristol-Myers Squibb Co.                              17,235,050
    153,500   Lilly (Eli) & Co.                                     13,642,312
    129,900   Pfizer, Inc.                                          16,294,331
     72,300   Quintiles Transnational Corp.*                         3,859,012
    356,000   Schering-Plough Corp.                                 19,669,000
    251,200   Warner-Lambert Co.                                    18,887,100
                                                                  ------------
                                                                    89,586,805
                                                                  ------------

              Consumer Products - 8.88%
     93,100   Colgate-Palmolive Co.                                  8,646,662
     61,700   Kroger Co.*                                            3,732,850
     85,300   Lauder (Estee) Cos., Inc., Class A                     7,293,150
     42,300   McKesson Corp.                                         3,344,344
    125,600   Philip Morris Cos., Inc.                               6,719,600
     76,200   Quaker Oats Co.                                        4,533,900
    186,000   Sara Lee Corp.                                         5,242,875
    341,400   Time Warner, Inc.                                     21,188,138
    158,700   Viacom, Inc., Class B*                                11,743,800
                                                                  ------------
                                                                    72,445,319
                                                                  ------------

              Health Services - 2.90%
     94,650   Cardinal Health, Inc.                                  7,181,569
    346,800   HBO & Co.                                              9,948,825
     86,400   IMS Health, Inc.                                       6,517,800
                                                                  ------------
                                                                    23,648,194
                                                                  ------------

              Energy - 2.59%
    193,000   Exxon Corp.                                           14,113,125
    168,500   PECO Energy Co.                                        7,013,812
                                                                  ------------
                                                                    21,126,937
                                                                  ------------

              Broadcasting - 2.33%
    202,400   Tele-Communications, Inc., Class A, Liberty Media*    11,195,250
    330,100   Tele-Communications, Inc., TCI Venture*                7,777,981
                                                                  ------------
                                                                    18,973,231
                                                                  ------------

              Business Services - 1.38%
    141,500   Interpublic Group of Companies, Inc.                  11,284,625
                                                                  ------------

              Hotels-Leisure - 1.35%
    228,900   Carnival Corp., Class A                               10,987,200
                                                                  ------------

                       See Notes to Financial Statements

                              Select Growth Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1998
--------------------------------------------------------------------------------

                                                                    Value
  Shares                                                           (Note 2)
--------------------------------------------------------------------------------
              Consumer Staples - 1.20%
     41,900   Clorox Co.                                          $  4,894,444
     96,900   Tricon Global Restaurants, Inc.*                       4,857,113
                                                                  ------------
                                                                     9,751,557
                                                                  ------------

              Utilities - 1.04%
    181,800   Waste Management, Inc.                                 8,476,425
                                                                  ------------

              Aerospace/Airlines - 0.94%
     70,700   United Technologies Corp.                              7,688,625
                                                                  ------------

              Building and Construction - 0.50%
    142,400   Masco Corp.                                            4,094,000
                                                                  ------------
              Total Common Stocks                                  787,110,880
              Cost ($534,430,674)                                 ------------

Par Value
---------

COMMERCIAL PAPER (A) - 1.40%

$ 2,500,000   Atlantis One Funding Corp.
              5.37%, 03/31/99                                        2,469,063
  2,000,000   Cooperative Association Tractor Dealers
              5.46%, 01/15/99                                        1,995,823
  1,000,000   Donaldson, Lufkin & Jenrette
              5.83%, 01/12/99                                          998,243
  3,458,000   Pacific Mutual Life Insurance Co.
              5.10%, 01/04/99                                        3,456,530
  2,500,000   Paine Webber Group, Inc.
              5.25%, 02/12/99                                        2,484,688
                                                                  ------------
              Total Commerical Paper                                11,404,347
              (Cost $11,402,095)                                  ------------


                                                                     Value
  Par Value                                                         (Note 2)
--------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT - 1.60%

$13,000,000   Swiss Bank Corp.
              5.69%, 01/07/99                                     $ 13,000,361
                                                                  ------------
              Total Certificate of Deposit                          13,000,361
              (Cost $13,000,361)                                  ------------

Shares
------

INVESTMENT COMPANIES - 0.22%

      4,235   ILA Prime Obligation Portfolio Fund, Class B               4,235
  1,798,185   SSgA Prime Money Market Fund                           1,798,185
                                                                  ------------
              Total Investment Companies                             1,802,420
              Cost ($1,802,420)                                   ------------

Total Investments - 99.75%                                         813,318,008
                                                                  ------------
Cost ($560,635,550)
Net Assets and Other Liabilities - 0.25%                             2,071,921
                                                                  ------------
Net Assets - 100.00%                                              $815,389,929
                                                                  ============


---------------------------------------------
*    Non income producing security.
(A)  Effective yield at time of purchase.


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 1998, the aggregate cost of investment securities for tax purposes was $561,042,286. Net unrealized appreciation (depreciation) aggregated $252,275,722 of which $254,240,371 related to appreciated investment securities and $(1,964,649) related to depreciated investment securities.

Distributions from long-term capital gains for the year ended December 31, 1998 were $5,885,274. (unaudited)

OTHER INFORMATION

For the year ended December 31, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $578,600,008 and $441,720,328 of non-governmental issuers, respectively.

                       See Notes to Financial Statements

                         Select Strategic Growth Fund

                 Portfolio of Investments . December 31, 1998
--------------------------------------------------------------------------------

                                                                       Value
  Shares                                                              (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 91.54%

                Technology - 14.11%
      14,000    Communications Satellite Corp.                       $   504,000
      10,000    Computer Associates International, Inc.                  426,250
      29,800    Novell, Inc.*                                            540,125
       5,200    Sun Microsystems, Inc.*                                  445,250
      12,290    Vishay International, Inc.*                              178,205
                                                                     -----------
                                                                       2,093,830
                                                                     -----------

                Durable Goods - 13.80%
       6,300    Cooper Industries, Inc.                                  300,431
      11,900    Cordant Technologies, Inc.                               446,250
      11,400    Lear Corp.*                                              438,900
       4,700    Millipore Corp.                                          133,656
      13,000    Raychem Corp.                                            420,063
       8,000    Trinity Industries, Inc.                                 308,000
                                                                     -----------
                                                                       2,047,300
                                                                     -----------

                Business Services - 12.60%
       9,600    Electronic Data Systems Co.                              482,400
      12,800    Equifax, Inc.                                            437,600
      16,400    First Data Corp.                                         519,675
       6,300    Sabre Group Holding, Inc.*                               280,350
       5,700    Wallace Computer Services, Inc.                          150,338
                                                                     -----------
                                                                       1,870,363
                                                                     -----------

                Consumer Products - 11.47%
       9,000    Crown Cork & Seal, Inc.                                  277,312
      11,800    Office Depot, Inc.*                                      435,862
      10,000    Philip Morris Cos., Inc.                                 535,000
      18,000    Warnaco Group, Class A                                   454,500
                                                                     -----------
                                                                       1,702,674
                                                                     -----------

                Finance - 10.36%
       9,500    Bank One Corp.                                           485,094
      11,800    Everest Reinsurance Holdings, Inc.                       446,925
      10,400    HCC Insurance Holdings, Inc.                             183,300
      17,300    Pacific Century Financial Corp.                          421,688
                                                                     -----------
                                                                       1,537,007
                                                                     -----------

                Retail - 7.60%
      12,500    Eagle Hardware & Garden, Inc.*                           406,250
      16,200    Limited, Inc.                                            471,825
      10,000    Neiman Marcus Group*                                     249,375
                                                                     -----------
                                                                       1,127,450
                                                                     -----------

                Energy - 5.27%
      15,700    R & B Falcon Corp.*                                      119,713
       4,956    Schlumberger, Ltd.                                       228,596
      16,200    Transocean Offshore, Inc.                                434,363
                                                                     -----------
                                                                         782,672
                                                                     -----------


                                                                       Value
  Shares                                                              (Note 2)
--------------------------------------------------------------------------------
                Chemicals and Drugs - 3.55%
       9,300    Mallinckrodt, Inc.                                 $     286,556
       8,700    St. Jude Medical, Inc.*                                  240,881
                                                                     -----------
                                                                         527,437
                                                                     -----------

                Healthcare - 2.98%
       3,200    Elan Corp. Plc, Sponsored ADR*                           222,600
       4,400    Genzyme Corp.*                                           218,900
                                                                     -----------
                                                                         441,500
                                                                     -----------

                Industrial Services - 2.92%
       6,400    Philips Electronics N.V.                                 433,200
                                                                     -----------

                Food Services - 2.67%
      22,000    Darden Restaurants, Inc.                                 396,000
                                                                     -----------

                Building and Construction - 2.24%
       9,400    Owens Corning                                            333,113
                                                                     -----------

                Metal and Mining - 1.97%
      22,900    De Beers Consolidated Mines, ADR                         291,975
                                                                     -----------
                Total Common Stocks                                   13,584,521
                (Cost $13,159,645)                                   -----------


Par Value
---------

U.S. GOVERNMENT AGENCY OBLIGATION (A) - 10.78%

                Federal National Mortgage Association - 10.78%
$  1,600,000    5.18%, 01/05/99                                        1,599,091
                                                                     -----------
                Total U.S. Government
                Agency Obligation                                      1,599,091
                (Cost $1,599,091)                                    -----------

Total Investments - 102.32%                                           15,183,612
(Cost $14,758,736)                                                   -----------

Net Other Assets and Liabilities - (2.32)%                             (344,522)
                                                                     -----------

Net Assets - 100.00%                                                $ 14,839,090
                                                                    ============

--------------------------
*    Non income producing security.
(A)  Effective yield at time of purchase.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.


                      See Notes to Financial Statements.

                         Select Strategic Growth Fund

            Portfolio of Investments, Continued . December 31, 1998
--------------------------------------------------------------------------------
Federal Income Tax Information (see Note 2)

At December 31, 1998, the aggregate cost of investment securities for tax purposes was $14,758,736. Net unrealized appreciation (depreciation) aggregated $424,876 of which $1,807,604 related to appreciated investment securities and $(1,382,728) related to depreciated investment securities.

At December 31, 1998, the Portfolio had a capital loss carryforward of $455,810 which expires in 2006.

Other Information

For the period ended December 31, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $15,637,874 and $2,022,427 of non-governmental issuers, respectively.



                      See Notes to Financial Statements.

                                  Growth Fund

                 Portfolio of Investments . December 31, 1998
--------------------------------------------------------------------------------


                                                                        Value
    Shares                                                             (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.97%

                Durable Goods - 18.48%
      5,400     ADC Telecommunications, Inc.*                       $    187,650
    152,800     Ameritech Corp.                                        9,683,700
     12,600     Arrow Electronics, Inc.*                                 336,262
      2,600     At Home Corp., Class A*                                  193,050
      4,000     AvNet, Inc.                                              239,500
      1,500     Broadcom Corp., Class A*                                 181,125
    512,200     Case Corp.                                            11,172,362
    228,700     Cummins Engine Co., Inc.                               8,118,850
    146,800     Dana Corp.                                             6,000,450
      1,800     Danaher Corp.                                             97,763
      3,300     Eaton Corp.                                              233,269
      1,900     Flextronics International, Ltd.*                         162,687
    242,100     Ford Motor Co.                                        14,208,244
    178,100     General Instrument Corp.*                              6,044,269
    201,200     General Motors Corp.                                  14,398,375
      8,736     Globalstar Telecommunication*                            175,812
    106,100     Goodyear Tire & Rubber Co.                             5,351,419
    157,200     Hewlett-Packard Co.                                   10,738,725
    114,000     Intel Corp.                                           13,516,125
      6,600     Kennametal, Inc.                                         140,250
    350,000     LucasVarity Plc, ADR                                  11,725,000
      4,600     Mapics, Inc.*                                             75,900
      4,500     NEXTLINK Communications, Class A*                        127,688
    122,000     Northern Telecom, Ltd.                                 6,115,250
      3,200     Orange Plc, ADR*                                         184,800
    239,450     Parker-Hannifin Corp.                                  7,841,987
      2,700     Qualcomm, Inc.*                                          139,894
      4,461     Qwest Communications International, Inc.*                223,050
      3,900     RSL Communications Ltd., Clas A*                         115,050
    222,400     SBC Communications                                    11,926,200
    114,500     Sprint Corp.                                           9,632,313
     62,850     Sprint PCS Group*                                      1,453,406
      7,500     Standard Register Co.                                    232,031
      7,100     Tecumseh Products Co., Class A                           331,038
     14,150     Tektronix, Inc.                                          425,384
    100,900     Tellabs, Inc.*                                         6,917,956
      7,500     United Video Satellite Group I*                          177,188
      6,100     Western Wireless Corp., CIass A*                         134,200
                                                                    ------------
                                                                     158,958,222
                                                                    ------------

               Finance - 17.61%
    474,500    ACE, Ltd.                                              16,340,594
    118,200    Aetna, Inc.                                             9,293,475
      3,700    AFLAC, Inc.                                               162,800
    197,380    Allstate Corp.                                          7,623,802
    157,900    AMBAC, Inc.                                             9,503,606
      8,800    American General Corp.                                    686,400
    238,200    Bank One Corp.                                         12,163,088
      3,800    BankAmerica Corp.                                         228,475
    191,400    Chase Manhattan Corp.                                  13,027,162
      3,100    Chubb Corp.                                               201,113
     11,900    CIGNA Corp.                                               920,019
      3,300    CIT Group, Inc., Class A                                  104,981
    281,350    Citigroup, Inc.                                        13,926,825
    428,181    Conseco, Inc.                                          13,086,282



                                                                        Value
    Shares                                                             (Note 2)
--------------------------------------------------------------------------------
               Finance (continued)
     77,800    Countrywide Credit Industries, Inc.                  $  3,904,587
    194,200    Everest Reinsurance Holdings, Inc.                      7,355,325
     90,300    Exel, Ltd., Class A                                     6,772,500
     10,720    First Union Corp.                                         651,910
     75,500    Hartford Financial Services Group, Inc.                 4,143,063
    378,000    Household International, Inc.                          14,978,250
     15,950    Old Republic International Corp.                          358,875
      8,700    PNC Bank Corp.                                            470,887
      1,700    Providian Financial Corp.                                 127,500
      9,800    Reliastar Financial Corp.                                 452,025
      8,000    Republic New York Corp.                                   364,500
      5,300    TransAtlantic Holdings, Inc.                              400,481
    437,100    Travelers Property and Casualty Group, Class A         13,550,100
     14,600    Washington Mutual, Inc.                                   557,538
      2,300    Zions Bancorporation                                      143,462
                                                                    ------------
                                                                     151,499,625
                                                                    ------------

                 Technology - 14.89%
    109,300      Airtouch Communications, Inc.*                        7,883,263
      3,600      Apple Computer, Inc.*                                   147,375
    138,300      BMC Software, Inc.*                                   6,162,994
    135,300      3Com Corp.*                                           6,063,131
    177,875      Cisco Systems, Inc.*                                 16,509,023
    282,200      Compaq Computer Corp.                                11,834,762
     12,400      Harnischfeger Industries, Inc.                          126,325
      1,000      Inktomi Corp.*                                          129,375
     49,200      International Business Machines Corp.                 9,089,700
      1,800      Linear Technology Corp.                                 161,213
     84,500      Lucent Technologies, Inc.                             9,295,000
      9,400      Maxtor Corp.*                                           131,600
      4,900      Micron Electronics, Inc.*                                84,831
     85,700      Micron Technology, Inc.*                              4,333,206
    298,300      Microsoft Corp.*                                     41,370,481
    166,800      Motorola, Inc.                                       10,185,225
      3,200      Netscape Communication*                                 194,400
     10,800      Novell, Inc.*                                           195,750
      1,700      Pixar, Inc.*                                             59,500
      8,300      Rational Software*                                      219,950
    115,300      Seagate Technology, Inc.*                             3,487,825
      2,000      Uniphase Corp.*                                         138,750
      2,400      VERITAS Software Corp.*                                 143,850
      3,500      Vitesse Semiconductor Corp.*                            159,687
                                                                    ------------
                                                                     128,107,216
                                                                    ------------

                 Chemicals and Drugs - 10.08%
    142,800      Abbott Laboratories                                   6,997,200
    190,600      Air Products & Chemicals, Inc.                        7,624,000
    209,200      Baxter International, Inc.                           13,454,175
      6,000      Beckman Coulter, Inc.                                   325,500
      4,900      Bergen Brunswig Corp.                                   170,888
     59,180      Bristol-Myers Squibb Co.                              7,919,024
    142,100      Engelhard Corp.                                       2,770,950
    113,200      FMC Corp.*                                            6,339,200
    389,400      Grace (W.R.) & Co.*                                   6,108,712
      8,100      Lubrizol Corp.                                          208,069
     14,600      Mallinckrodt, Inc.                                      449,863
     60,400      Merck & Co, Inc.                                      8,920,325



                      See Notes to Financial Statements.

                                  Growth Fund

            Portfolio of Investments, Continued . December 31, 1998
--------------------------------------------------------------------------------


                                                                        Value
    Shares                                                             (Note 2)
--------------------------------------------------------------------------------
               Chemicals and Drugs (continued)
   121,800     Morton International, Inc.                           $  2,984,100
   107,900     Mylan Laboratories                                      3,398,850
     2,200     Octel Corp.*                                               30,525
    62,400     Pfizer, Inc.                                            7,827,300
   233,500     Rohm & Haas Co.                                         7,034,187
   185,000     Solutia, Inc.                                           4,139,375
                                                                    ------------
                                                                      86,702,243
                                                                    ------------

               Utilities - 7.83%
   294,060     Allied Waste Industries, Inc.*                          6,947,167
    10,200     Bell Atlantic Corp.                                       579,488
   102,200     Carolina Power & Light Co.                              4,809,788
     4,459     Duke Energy Corp.                                         285,664
    56,400     Energy East Corp.                                       3,186,600
     9,600     Entergy Corp.                                             298,800
     4,300     Global Crossing, Ltd.*                                    194,037
    13,000     GPU, Inc.                                                 574,438
   446,086     MCI WorldCom, Inc.*                                    32,006,677
   192,400     Southern Co.                                            5,591,625
   276,145     Waste Management, Inc.                                 12,875,261
                                                                    ------------
                                                                      67,349,545
                                                                    ------------

               Consumer Products - 6.55%
    63,000     American Online, Inc.*                                  9,119,250
   168,400     Anheuser- Busch Cos., Inc.                             11,051,250
   104,200     Applied Materials, Inc.*                                4,448,038
     2,700     Beringer Wine Estates, Class B*                           120,656
    91,100     Best Buy Co., Inc.*                                     5,591,263
     4,000     Cablevision Systems Corp., Class A*                       200,750
       300     Cintas Corp.                                               21,131
   140,800     Clear Channel Communications, Inc.*                     7,673,600
    92,800     Dial Corp.                                              2,679,600
    13,700     Dillards, Inc., Class A                                   388,737
     5,100     Imax Corp.*                                               161,288
    12,200     IMC Global, Inc.                                          260,775
     3,700     Jones Intercable, Inc., Class A*                          131,812
     1,800     Lauder (Estee) Co., Inc.                                  153,900
    76,200     Time Warner, Inc.                                       4,729,163
     6,400     TRW, Inc.                                                 359,600
   225,600     York International Corp.                                9,207,300
                                                                    ------------
                                                                      56,298,113
                                                                    ------------

               Consumer Staples - 4.81%
    90,400     General Mills, Inc.                                     7,028,600
    13,900     IBP, Inc.                                                 404,837
   162,900     PepsiCo, Inc.                                           6,668,719
   299,600     Philip Morris Cos., Inc.                               16,028,600
   352,300     RJR Nabisco Holdings Corp.                             10,458,906
     5,700     Springs Industries, Inc.                                  236,194
    12,300     VF Corp.                                                  576,563
                                                                    ------------
                                                                      41,402,419
                                                                    ------------


                                                                        Value
    Shares                                                             (Note 2)
--------------------------------------------------------------------------------
               Retail - 4.69%
     2,300     AnnTaylor Stores Corp.*                              $     90,706
     4,800     Borders Group, Inc.*                                      119,700
    13,300     Claiborne (Liz), Inc.                                     419,781
   182,600     CVS Corp.                                              10,043,000
   162,300     Dayton-Hudson Corp.                                     8,804,775
     5,600     Micro Warehouse, Inc.*                                    189,350
   129,700     Rite Aid Corp.                                          6,428,256
    14,300     Sears Roebuck & Co.                                       607,750
     4,500     Ticketmaster Online City, Class B*                        256,500
    19,000     Toys 'R' Us, Inc.*                                        320,625
    25,900     Venator Group, Inc.*                                      166,731
   158,300     Wal-Mart Stores, Inc.                                  12,891,556
                                                                    ------------
                                                                      40,338,730
                                                                    ------------

               Broadcasting - 4.10%
     4,900     American Tower Corp., Class A*                            144,856
     7,100     EchoStar Communications Corp., Class A*                   343,462
     3,300     Heftel Broadcasting Corp., Class A*                       162,525
   258,300     Infinity Broadcasting Corp., Class A*                   7,070,963
   273,262     Tele-Communication, Inc., Class A*                     15,114,804
   154,748     Tele-Communications, Inc., TCI Group*                   3,646,250
   190,827     Tele-Com Liberty Media Group, Series A*                 8,789,969
                                                                    ------------
                                                                      35,272,829
                                                                    ------------

               Health Services - 3.00%
    41,100     Columbia /HCA Healthcare Corp.                          1,017,225
    21,550     Foundation Health Systems*                                257,253
   278,595     Health Management Associates, Inc.*                     6,024,617
   297,600     HEALTHSOUTH Corp.*                                      4,594,200
   201,500     Lincare Holding, Inc.*                                  8,173,344
     2,500     MedQuist, Inc.*                                            98,750
     5,000     Orthodontic Centers of America*                            97,187
   182,200     Tenet Healthcare Corp.*                                 4,782,750
    16,800     United Healthcare Corp.                                   723,450
                                                                    ------------
                                                                      25,768,776
                                                                    ------------

               Energy - 2.55%
     2,300     Anadarko Petroleum Co.                                     71,013
   272,700     Coastal Corp.                                           9,527,456
    62,950     Columbia Energy Group                                   3,635,362
     3,900     Cooper Cameron Corp.*                                      95,550
    12,700     Nabors Industries, Inc.*                                  172,244
     9,900     Phillips Petroleum Co.                                    421,988
   158,300     Royal Dutch Petroleum, ADR                              7,578,612
     4,200     Smith International, Inc.*                                105,788
    12,300     Ultramar Diamond Shamrock Corp.                           298,275
                                                                    ------------
                                                                      21,906,288
                                                                    ------------

               Building and Construction - 1.98%
   168,800     Aeroquip-Vickers, Inc.                                  5,053,450
     2,200     Dycom Industries, Inc.*                                   125,675
   335,900     Owens Corning                                          11,903,456
                                                                    ------------
                                                                      17,082,581
                                                                    ------------



                      See Notes to Financial Statements.

                                  Growth Fund

            Portfolio of Investments, Continued . December 31, 1998
--------------------------------------------------------------------------------


                                                                        Value
    Shares                                                             (Note 2)
--------------------------------------------------------------------------------
                 Consumer Services - 0.91%
   198,200       Service Corp. International                        $  7,543,987
     8,700       United Rentals, Inc.*                                   288,188
                                                                    ------------
                                                                       7,832,175
                                                                    ------------

                 Entertainment - 0.79%
     7,600       Cinar Corp.*                                            192,850
   253,800       Fox Entertainment Group, Class A*                     6,392,588
     4,500       Premier Parks, Inc.*                                    136,125
     1,600       SFX Entertainment, Inc., Class A*                        87,800
                                                                    ------------
                                                                       6,809,363
                                                                    ------------

                 Aerospace-Airlines - 0.48%
    59,800       AMR Corp.*                                            3,550,625
    11,700       Delta Air Lines, Inc.                                   608,400
                                                                    ------------
                                                                       4,159,025
                                                                    ------------

                 Business Services - 0.12%
     3,350       Concord EFS, Inc.*                                      141,956
     8,700       First Data Corp.                                        275,681
     5,875       FiServ, Inc.*                                           302,195
    25,800       Olsten Corp.                                            190,275
     7,300       Stewart Enterprises, Inc., Class A                      162,425
                                                                    ------------
                                                                       1,072,532
                                                                    ------------

                 Advertising - 0.03%
     6,812       Outdoor Systems, Inc.                                   204,360
     3,000       Young & Rubicam, Inc.*                                   97,125
                                                                    ------------
                                                                         301,485
                                                                    ------------

                 Food Service - 0.03%
     3,700       Earthgrains Co.                                         114,469
     2,600       Suiza Foods Corp.*                                      132,438
                                                                    ------------
                                                                         246,907
                                                                    ------------

                 Metals and Mining - 0.03%
    14,200       Inland Steel Industries, Inc.                           239,625
                                                                    ------------


                 Real Estate - 0.01%
     4,599       Prologis Trust, REIT                                     95,429
                                                                    ------------

                 Total Common Stocks                                 851,443,128
                 (Cost $678,641,686)                                ------------

PREFERRED STOCKS - 1.45%

   297,900       Loral Space & Communication*                          5,306,344
   289,100       News Corp., Ltd., Sponsored ADR                       7,137,156
         1       Sealed Air Corp.*                                            51
                                                                    ------------
                 Total Preferred Stocks                               12,443,551
                 (Cost $12,669,401)                                 ------------




                                                                        Value
  Par Value                                                            (Note 2)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITY - 0.09%

$  802,438      WFS Financial Owner Trust, Series 1998-B, Class A1
                5.66%, 07/20/99                                     $    803,393
                                                                    ------------
                Total Asset-Backed Security                              803,393
                (Cost $802,438)                                     ------------


U.S. GOVERNMENT OBLIGATIONS - 0.01%

                U.S. Treasury Notes - 0.01%
    60,000      5.88%, 08/31/99                                           60,469
    75,000      5.75%, 08/15/03                                           78,281
                                                                    ------------
                Total U.S. Government Obligations                        138,750
                (Cost $135,102)                                     ------------

Shares
------
INVESTMENT COMPANY - 0.01%

   86,545       SSgA Prime Money Market Fund                             86,545
                                                                    ------------
                Total Investment Company                                 86,545
                (Cost $86,545)                                      ------------

Total Investments - 100.53%                                         864,915,367
(Cost $692,335,172)                                                 -----------
Net Other Assets and Liabilities - (0.53)%                           (4,582,221)
                                                                    ------------
Net Assets - 100.00%                                                $860,333,146
                                                                    ============


-----------
*     Non income producing security.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
REIT  Real Estate Investment Trust


                      See Notes to Financial Statements.

                                  Growth Fund

            Portfolio of Investments, Continued . December 31, 1998
--------------------------------------------------------------------------------

Federal Income Tax Information (see Note 2)
At December 31, 1998, the aggregate cost of investment securities for tax purposes was $694,206,096. Net unrealized appreciation (depreciation) aggregated $170,709,271, of which $212,603,255 related to appreciated investment securities and ($41,893,984) related to depreciated investment securities.

Distributions from long-term capital gains for the year ended December 31, 1998 were $5,888,705. (unaudited)

Other Information
For the year ended December 31, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $853,687,227 and $803,393,813 of non-governmental issuers, respectively, and $8,580,750 and $21,628,450 of U.S. Government and Agency issuers, respectively.





                      See Notes To Financial Statements.

                               Equity Index Fund

                 Portfolio of Investments . December 31, 1998
--------------------------------------------------------------------------------

                                                                        Value
    Shares                                                             (Note 2)
--------------------------------------------------------------------------------

COMMON STOCKS - 98.92%

                 Durable Goods - 16.24%
     3,200       Adobe Systems, Inc.                                $    149,600
    27,000       AlliedSignal, Inc.                                    1,196,438
    13,200       Alltel Corp.                                            789,525
    52,900       Ameritech Corp.                                       3,352,537
    10,400       AMP, Inc.                                               541,450
     2,000       Armstrong World Industries, Inc.                        120,625
     5,700       Avery-Dennison Corp.                                    256,856
    15,180       Baker Hughes, Inc.                                      268,496
    48,438       Boeing Co.                                            1,580,290
     3,500       Case Corp.                                               76,344
    17,600       Caterpillar, Inc.                                       809,600
    34,300       CBS Corp.                                             1,123,325
     5,500       Cooper Industries, Inc.                                 262,281
     3,600       Cooper Tire & Rubber Co.                                 73,575
     3,150       Crane Co.                                                95,091
     1,900       Cummins Engine Co., Inc.                                 67,450
     7,909       Dana Corp.                                              323,280
     6,400       Dahaner Corp.                                           347,600
    11,600       Deere & Co.                                             384,250
    60,800       Dell Computer Corp.*                                  4,449,800
     9,350       Dominion Resources, Inc.                                437,113
     3,400       Eaton Corp.                                             240,337
     2,100       EG & G, Inc.                                             58,406
    21,200       Emerson Electric Co.                                  1,326,325
     1,600       Fleetwood Enterprises, Inc.                              55,600
    58,200       Ford Motor Co.                                        3,415,613
     8,100       Frontier Corp.                                          275,400
     7,430       Gateway 2000*                                           380,323
   156,200       General Electric Co.                                 15,942,162
     7,100       General Instrument Corp.*                               240,956
    31,400       General Motors Corp.                                  2,247,063
     8,450       Genuine Parts Co.                                       282,547
     3,400       Goodrich (B.F.) Co.                                     121,975
     7,600       Goodyear Tire & Rubber Co.                              383,325
     4,600       Grainger (W.W.), Inc.                                   191,475
     3,800       Harris Corp.                                            139,175
     2,400       Helmerich & Payne, Inc.                                  46,500
    50,000       Hewlett-Packard Co.                                   3,415,625
    12,000       Illinois Tool Works, Inc.                               757,500
     8,000       Ingersoll-Rand Co.                                      375,500
    80,600       Intel Corp.                                           9,556,137
     4,000       Johnson Controls, Inc.                                  236,000
     4,200       Kla-Tencor Corp.*                                       182,175
     9,441       Lockheed Martin Corp.                                   800,125
     2,800       McDermott International, Inc.                            69,125
    85,177       MCI Worldcom, Inc.*                                   6,111,450
     1,700       Milacron, Inc.                                           32,725
     2,100       Millipore Corp.                                          59,719
     4,100       Moore Corp., Ltd.                                        45,100
    28,800       Motorola, Inc.                                        1,758,600
     1,900       National Service Industries, Inc.                        72,200
    31,340       Northern Telecom, Ltd.                                1,570,918
     3,300       Northrop Grumman Corp.                                  241,312
     3,780       PACCAR, Inc.                                            155,453
     5,800       Pall Corp.                                              146,812



                                                                        Value
    Shares                                                             (Note 2)
--------------------------------------------------------------------------------


                 Durable Goods (continued)
     5,175       Parker-Hannifin Corp.                              $    169,481
     3,000       Pep Boys-Manny, Moe & Jack                               47,063
     2,500       Perkin-Elmer Corp.                                      243,906
    11,500       Pioneer Hi-Bred International, Inc.                     310,500
     4,000       Raychem Corp.                                           129,250
    16,300       Raytheon Co., Class B                                   867,975
     9,100       Rockwell International Corp.                            441,919
     3,900       Rowan Cos., Inc.*                                        39,000
     3,500       Ryder System, Inc.                                       91,000
     3,400       Scientific-Atlanta, Inc.                                 77,562
    20,600       Sprint Corp.                                          1,732,975
    20,000       Sprint PCS Group*                                       462,500
     4,800       Tandy Corp.                                             197,700
     2,150       Tektronix, Inc.                                          64,634
     9,400       Tellabs, Inc.*                                          644,488
    18,800       Texas Instruments, Inc.                               1,608,575
     7,900       Textron, Inc.                                           599,906
     7,800       Thermo Electron Corp.*                                  132,112
     2,800       Thomas & Betts Corp.                                    121,275
    11,900       Union Pacific Corp.                                     536,244
     4,600       US Airways Group, Inc.*                                 239,200
    15,800       Xerox Corp.                                           1,864,400
                                                                    ------------
                                                                      78,260,849
                                                                    ------------


                Finance - 15.70%
     6,985      Aetna, Inc.                                              549,196
    39,738      Allstate Corp.                                         1,534,880
    22,000      American Express Co.                                   2,249,500
    12,117      American General Corp.                                   945,126
    50,400      American International Group, Inc.                     4,869,900
     8,100      AON Corp.                                                448,537
    33,388      Associates First Capital Corp.                         1,414,817
    56,275      Bank One Corp.                                         2,873,542
    35,800      Bank of New York Co., Inc.                             1,440,950
    83,459      BankAmerica Corp.                                      5,017,972
    14,000      BankBoston Corp.                                         545,125
     4,700      Bankers Trust New York Corp.                             401,556
    13,800      BB&T Corp.                                               556,312
     5,481      Bear Stearns Cos., Inc.                                  204,852
     3,179      Capital One Financial Corp.                              365,585
    41,152      Chase Manhattan Corp.                                  2,800,908
     8,000      Chubb Corp.                                              519,000
    10,300      CIGNA Corp.                                              796,319
     8,000      Cincinnati Financial Corp.                               293,000
   109,760      Citigroup, Inc.                                        5,433,120
     7,450      Comerica, Inc.                                           507,997
    14,907      Conseco, Inc.                                            455,595
     5,300      Countrywide Credit Industries, Inc.                      265,994
    32,600      Federal Home Loan Mortgage Corp.                       2,100,663
    49,800      Federal National Mortgage Association                  3,685,200
    12,875      Fifth Third Bancorp                                      918,148
    46,496      First Union Corp.                                      2,827,538
    27,310      Fleet Financial Group, Inc.                            1,220,416
    12,030      Franklin Resources Inc.                                  384,960
     3,700      General Re Corp.                                         906,500
     2,900      Golden West Financial Corp.                              265,894

                      See Notes To Financial Statements.

                               Equity Index Fund

            Portfolio of Investments, Continued . December 31, 1998
--------------------------------------------------------------------------------

                                                                        Value
    Shares                                                             (Note 2)
--------------------------------------------------------------------------------
                Finance (continued)
    11,200      Hartford Financial Services Group, Inc.              $   614,600
    23,659      Household International, Inc.                            937,488
     8,000      Humana, Inc.*                                            142,500
    10,130      Huntington Bancshares, Inc.                              304,533
     5,100      Jefferson-Pilot Corp.                                    382,500
    21,000      KeyCorp                                                  672,000
     5,600      Lehman Brothers Holdings Inc.                            246,750
     4,800      Lincoln National Corp.                                   392,700
    12,350      Marsh & McLennan Cos., Inc.                              721,703
     4,800      MBIA, Inc.                                               314,700
    35,918      MBNA Corp.                                               895,705
    12,500      Mellon Bank Corp.                                        859,375
     7,200      Mercantile Bancorp Inc.                                  332,100
    16,800      Merrill Lynch & Co., Inc.                              1,121,400
     5,500      MGIC Investment Corp.                                    218,969
    28,217      Morgan Stanley, Dean Witter, Discover                  2,003,407
     8,500      Morgan (J.P.) & Co., Inc.                                893,031
    15,800      National City Corp.                                    1,145,500
     2,200      NICOR, Inc.                                               92,950
     5,300      Northern Trust Corp.                                     462,756
     7,800      Paychex, Inc.                                            401,212
    14,500      PNC Bank Corp.                                           784,813
     3,500      Progressive Corp.                                        592,812
     6,400      Provident Cos., Inc.                                     265,600
     7,050      Providian Financial Corp.                                528,750
    10,200      Regions Financial Corp.                                  411,188
     5,200      Republic New York Corp.                                  236,925
     6,800      SAFECO Corp.                                             291,975
    19,350      Schwab (Charles) Corp.                                 1,087,228
     7,957      SLM Holding Corp.                                        381,936
     7,700      State Street Corp.                                       535,631
    11,200      St. Paul Cos., Inc.                                      389,200
     8,300      Summit Bankcorp                                          362,606
    10,050      SunAmerica, Inc.                                         815,306
    10,000      SunTrust Banks, Inc.                                     765,000
    12,500      Synovus Financial Corp.                                  304,687
     6,700      Torchmark Corp.                                          236,594
     3,000      TransAmerica Corp.                                       346,500
     6,000      Union Planters Corp.                                     271,875
     6,700      UNUM Corp.                                               391,113
     8,900      UST, Inc.                                                310,387
    35,650      U.S. Bancorp                                           1,265,575
    10,000      Wachovia Corp.                                           874,375
    28,483      Washington Mutual, Inc.                                1,087,695
    79,430      Wells Fargo & Co.                                      3,172,236
                                                                    ------------
                                                                      75,664,988
                                                                    ------------


                Chemicals and Drugs - 13.58%
    74,000      Abbott Laboratories                                    3,626,000
    11,000      Air Products & Chemicals, Inc.                           440,000
     2,500      Alberto-Culver Co., Class B                               66,719
     3,200      Allergan, Inc.                                           207,200
     4,200      ALZA Corp.*                                              219,450
    63,200      American Home Products Corp.                           3,558,950
    12,300      AMGEN, Inc.*                                           1,286,119
    12,600      Avon Products, Inc.                                      557,550



                                                                        Value
    Shares                                                             (Note 2)
--------------------------------------------------------------------------------


                Chemicals and Drugs (continued)
     2,700      Bausch & Lomb, Inc.                                 $    162,000
    13,800      Baxter International, Inc.                               887,513
    11,800      Becton Dickinson & Co.                                   503,712
    18,600      Boston Scientific Corp.*                                 498,713
    47,800      Bristol-Myers Squibb Co.                               6,396,237
     9,600      Cardinal Health, Inc.                                    728,400
    14,200      Colgate Palmolive Co.                                  1,318,825
    10,800      Dow Chemical Co.                                         982,125
    54,400      duPont (E.I.) deNemours & Co.                          2,886,600
     3,800      Eastman Chemical Co.                                     170,050
     6,850      Engelhard Corp.                                          133,575
     1,600      FMC Corp.*                                                89,600
     3,600      Grace (W.R.) & Co.*                                       56,475
     2,800      Great Lakes Chemical Corp.                               112,000
     7,200      Guidant Corp.                                            793,800
     4,500      Hercules, Inc.                                           123,188
     5,200      International Flavors & Fragrances, Inc.                 229,775
    64,600      Johnson & Johnson Co.                                  5,418,325
    52,900      Lilly (Eli) & Co.                                      4,701,487
     3,400      Mallinckrodt, Inc.                                       104,763
    22,500      Medtronic, Inc.                                        1,670,625
    57,200      Merck & Co., Inc.                                      8,447,725
    28,800      Monsanto Co.                                           1,368,000
     6,100      Morton International, Inc.                               149,450
     3,200      Nalco Chemical Co.                                        99,200
    62,800      Pfizer, Inc.                                           7,877,475
    24,380      Pharmacia & Upjohn, Inc.                               1,380,517
     7,500      Praxair, Inc.                                            264,375
     8,500      Rohm & Haas Co.                                          256,063
    70,400      Schering-Plough Corp.                                  3,889,600
     1,200      Shared Medical Systems Corp.                              59,850
     8,300      Sherwin-Williams Co.                                     243,812
     4,700      Sigma Aldrich Corp.                                      138,063
     4,000      St. Jude Medical, Inc.*                                  110,750
     6,400      Union Carbide Corp.                                      272,000
    39,500      Warner-Lambert Co.                                     2,969,906
                                                                    ------------
                                                                      65,456,562
                                                                    ------------

                Technology - 12.63%
    17,200      3Com Corp.*                                              770,775
     6,900      Advanced Micro Devices, Inc.*                            199,669
    27,500      Airtouch Communications, Inc.*                         1,983,437
     6,400      Apple Computer, Inc.*                                    262,000
    10,400      Ascend Communications, Inc.*                             683,800
     2,200      Autodesk, Inc.                                            93,913
    14,500      Automatic Data Processing, Inc.                        1,162,719
     9,800      BMC Software, Inc. *                                     436,712
     7,800      Cabletron Systems, Inc.*                                  65,325
     3,500      Ceridian Corp.*                                          244,344
    74,750      Cisco Systems, Inc.*                                   6,937,734
    80,157      Compaq Computer Corp.                                  3,361,584
    26,850      Computer Associates International, Inc.                1,144,481
     7,600      Computer Sciences Corp.                                  489,725
     2,200      Data General Corp.*                                       36,163
    23,600      Electronic Data Systems Corp.                          1,185,900
    24,000      EMC Corp.*                                             2,040,000


                      See Notes To Financial Statements.

                               Equity Index Fund

            Portfolio of Investments, Continued . December 31, 1998
--------------------------------------------------------------------------------

                                                                        Value
    Shares                                                             (Note 2)
--------------------------------------------------------------------------------

               Technology (continued)
     2,200     Harnischfeger Industries, Inc.                       $     22,412
     6,000     Honeywell, Inc.                                           451,875
     8,000     IMS Health, Inc.                                          603,500
    44,800     International Business Machines Corp.                   8,276,800
     5,700     ITT Industries, Inc.                                      226,575
     6,700     LSI Logic Corp.*                                          108,038
    63,196     Lucent Technologies, Inc.                               6,951,560
    10,200     Micron Technology, Inc.*                                  515,737
   118,400     Microsoft Corp.*                                       16,420,600
     7,700     National Semiconductor Corp.*                             103,950
    16,800     Novell, Inc.*                                             304,500
    46,587     Oracle Corp.*                                           2,009,064
    13,000     Parametric Technology Corp.*                              212,875
    11,000     PeopleSoft, Inc. *                                        208,313
    13,200     Pitney Bowes, Inc.                                        872,025
    11,600     Seagate Technology, Inc.*                                 350,900
     8,900     Silicon Graphics, Inc.*                                   114,587
    18,300     Sun Microsystems, Inc.*                                 1,566,938
    12,200     Unisys Corp.*                                             420,137
                                                                    ------------
                                                                      60,838,667
                                                                    ------------


                 Consumer Products - 8.12%
     3,300       American Greetings Corp., Class A                       135,506
     1,702       America OnLine, Inc.*                                   246,365
     4,000       Andrew Corp.*                                            66,000
    23,200       Anheuser-Busch Cos., Inc.                             1,522,500
    17,600       Applied Materials, Inc.*                                751,300
    28,590       Archer-Daniels-Midland Co.                              491,391
     1,400       Ball Corp.                                               64,050
     2,600       Bemis Co., Inc.                                          98,638
     2,600       Boise Cascade Corp.                                      80,600
     3,300       Brown-Forman Corp., Class B                             249,769
    21,500       Campbell Soup Co.                                     1,182,500
    12,000       Clear Channel Communications, Inc.*                     654,000
    23,400       ConAgra, Inc.                                           737,100
    11,100       Corning, Inc.                                           499,500
     5,900       Crown Cork & Seal Co., Inc.                             181,794
     3,900       Deluxe Corp.                                            142,594
     5,200       Dillard's, Inc., Class A                                147,550
    98,229       Disney (Walt) Co.                                     2,946,870
     6,700       Donnelley (R.R.) & Sons Co.                             293,544
     4,400       Dow Jones & Co., Inc.                                   211,750
     8,100       Dun & Bradstreet Corp.                                  255,656
    15,500       Eastman Kodak Co.                                     1,116,000
    10,600       Fort James Corp.                                        424,000
    13,600       Gannett Co., Inc.                                       900,150
     4,500       Georgia-Pacific Corp.                                   263,531
    21,000       Halliburton Co.                                         622,125
     6,300       Hasbro, Inc.                                            227,587
    17,300       Heinz (H.J.) Co.                                        979,613
     6,800       Hershey Foods Corp.                                     422,875
     6,400       Ikon Office Solutions, Inc.                              54,800
    14,800       International Paper Co.                                 663,225
    19,500       Kellogg Co.                                             665,437
    26,240       Kimberly-Clark Corp.                                  1,430,080


                                                                        Value
    Shares                                                             (Note 2)
--------------------------------------------------------------------------------


                 Consumer Products (continued)
     3,400       King World Productions, Inc.*                      $    100,088
     3,800       Knight-Ridder, Inc.                                     194,275
     3,200       Liz Claiborne, Inc.                                     101,000
     1,900       Longs Drug Stores Corp.                                  71,250
    14,012       Mattel, Inc.                                            319,649
     4,300       Maytag Corp.                                            267,675
     4,900       McGraw-Hill Cos., Inc.                                  499,187
     5,000       Mead Corp.                                              146,563
     2,600       Meredith Corp.                                           98,475
     9,000       New York Times Co., Class A                             312,187
    13,700       Nike, Inc., Class B                                     555,706
     7,400       Owens-Illinois, Inc.*                                   226,625
     2,100       Polaroid Corp.                                           39,244
     1,400       Potlatch Corp.                                           51,625
    64,400       Procter & Gamble Co.                                  5,880,525
     6,500       Quaker Oats Co.                                         386,750
     2,700       Reebok International, Ltd.*                              40,163
     7,200       Rubbermaid, Inc.                                        226,350
     1,600       Russell Corp.                                            32,500
    45,000       Sara Lee Corp.                                        1,268,437
    16,600       Seagram Co., Ltd.                                       630,800
     2,800       Snap-On, Inc.                                            97,475
     4,200       Stanley Works                                           116,550
    16,200       Sysco Corp.                                             444,488
     2,700       Temple-Inland, Inc.                                     160,144
     8,100       Tenneco, Inc.                                           275,906
    57,760       Time Warner, Inc.                                     3,584,730
     4,200       Times Mirror Co., Class A                               235,200
    15,200       TJX Cos., Inc.                                          440,800
     5,900       Tribune Co.                                             389,400
     5,800       TRW, Inc.                                               325,887
     2,700       Tupperware Corp.                                         44,381
     3,300       Union Camp Corp.                                        222,750
    17,163       Viacom, Inc., Class B*                                1,270,062
     4,750       Westvaco Corp.                                          127,359
     9,600       Weyerhaeuser Co.                                        487,800
     3,700       Whirlpool Corp.                                         204,888
     5,700       Wrigley (Wm.) Jr. Co.                                   510,506
                                                                    ------------
                                                                      39,115,800
                                                                    ------------


                Utilities - 8.06%
     8,400      AES Corp.*                                               397,950
     6,600      Ameren Corp.                                             281,737
     9,100      American Electric Power, Inc.                            428,269
    86,767      American Telephone & Telegraph Corp.                   6,529,217
     7,150      Baltimore Gas & Electric Co.                             220,756
    74,546      Bell Atlantic Corp.                                    4,235,145
    94,400      BellSouth Corp.                                        4,708,200
     8,300      Browning-Ferris Industries, Inc.                         236,031
     7,200      Carolina Power & Light Co.                               338,850
    10,100      Central & South West Corp.                               277,119
     7,643      CINergy Corp.                                            262,728
     4,000      Columbia Energy Group.                                   231,000
    11,300      Consolidated Edison Co. of New York                      597,488
     4,600      Consolidated Natural Gas Co.                             248,400

                      See Notes To Financial Statements.

                               Equity Index Fund

            Portfolio of Investments, Continued . December 31, 1998
--------------------------------------------------------------------------------

                                                                        Value
    Shares                                                             (Note 2)
--------------------------------------------------------------------------------


                Utilities (continued)
     7,000      DTE Energy Co.                                      $    300,125
    17,417      Duke Energy Corp.                                      1,115,777
    16,900      Edison International                                     471,087
    11,800      Entergy Corp.                                            367,275
    11,300      FirstEnergy Corp.                                        367,956
     8,700      FPL Group, Inc.                                          536,138
     6,200      GPU, Inc.                                                273,962
    46,200      GTE Corp.                                              3,115,613
    14,198      Houston Industries, Inc.                                 456,111
     5,400      New Century Energies, Inc.                               263,250
    13,600      NEXTEL Communications, Inc.*                             321,300
     8,800      Niagara Mohawk Power Corp.*                              141,900
     7,200      Northern States Power Co.                                199,800
    14,200      Pacificorp                                               299,087
    10,700      PECO Energy Co.                                          445,388
     1,600      Peoples Energy Corp.                                      63,800
    18,200      PG&E Corp.                                               573,300
     7,100      PP & L Resources, Inc.                                   197,912
    11,200      Public Service Enterprise Group, Inc.                    448,000
    93,908      SBC Communications, Inc.                               5,035,817
    33,500      Southern Co.                                             973,594
    13,440      Texas Utilities Co.                                      627,480
    10,300      Unicom Corp.                                             397,194
    24,104      US West, Inc.                                          1,557,721
    27,335      Waste Management, Inc.                                 1,274,494
                                                                    ------------
                                                                      38,816,971
                                                                    ------------


                Energy - 6.45%
     4,300      Amerada Hess Corp.                                       213,925
    45,800      Amoco Corp.                                            2,765,175
     5,600      Anadarko Petroleum Corp.                                 172,900
     4,700      Apache Corp.                                             118,969
     1,800      ASARCO, Inc.                                              27,112
     3,700      Ashland, Inc.                                            178,988
    15,500      Atlantic Richfield Co.                                 1,011,375
     8,382      Burlington Resources, Inc.                               300,180
    31,500      Chevron Corp.                                          2,612,531
    10,200      Coastal Corp.                                            356,362
     1,100      Eastern Enterprises                                       48,125
    15,900      Enron Corp.                                              907,294
   117,000      Exxon Corp.                                            8,555,625
    11,300      Homestake Mining Co.                                     103,819
     2,200      Kerr-McGee Corp.                                          84,150
     5,200      Louisiana-Pacific Corp.                                   95,225
    37,500      Mobil Corp.                                            3,267,188
    16,800      Occidental Petroleum Corp.                               283,500
     1,500      Oneok, Inc.                                               54,187
     4,900      Oryx Energy Co.*                                          65,844
     2,200      Pennzenergy Co.                                           35,888
     2,200      Pennzoil Co.*                                             32,587
    12,300      Phillips Petroleum Co.                                   524,288
   103,000      Royal Dutch Petroleum Co.                              4,931,125
    26,100      Schlumberger, Ltd.                                     1,203,862
    11,413      Sempra Energy                                            289,605
     5,100      Sonat, Inc.                                              138,019
     4,400      Sunoco, Inc.                                             158,675


                                                                        Value
    Shares                                                             (Note 2)
--------------------------------------------------------------------------------


                Energy (continued)
    25,800      Texaco, Inc.                                        $  1,364,175
    11,981      Union Pacific Resources Co.                              108,578
    11,600      Unocal Corp.                                             338,575
     4,220      USX-U.S. Steel Group, Inc.                                97,060
    20,400      Williams Cos., Inc.                                      636,225
                                                                    ------------
                                                                      31,081,136
                                                                    ------------

                Retail - 6.15%
    11,800      Albertson's, Inc.                                        751,512
    13,200      American Stores Co.                                      487,575
     7,200      AutoZone, Inc.*                                          237,150
     4,700      Circuit City Stores, Inc.                                234,706
     5,200      Consolidated Stores*                                     104,975
    10,456      Costco Cos., Inc.*                                       754,793
    18,600      CVS Corp.                                              1,023,000
    21,000      Dayton-Hudson Corp.                                    1,139,250
     8,800      Dollar General Corp.                                     207,900
    10,000      Federated Department Stores, Inc.*                       435,625
    28,300      Gap, Inc.                                              1,591,875
     1,700      Great Atlantic & Pacific Tea Co., Inc.                    50,362
     3,400      Harcourt General, Inc.                                   180,838
    70,498      Home Depot, Inc.                                       4,313,596
    23,600      Kmart Corp.*                                             361,375
     7,600      Kohl's Corp. *                                           466,925
    12,400      Kroger Co.**                                             750,200
    10,900      Limited, Inc.                                            317,462
    11,000      May Department Stores Co.                                664,125
     7,400      Meyer (Fred), Inc. *                                     445,850
     7,000      Nordstrom, Inc.                                          242,813
    12,100      Penney (J.C.) Co., Inc.                                  567,187
    12,400      Rite Aid Corp.                                           614,575
    23,400      Safeway, Inc. *                                        1,425,938
    18,900      Sears Roebuck & Co.                                      803,250
    13,800      Staples, Inc. *                                          602,887
     5,800      Supervalu, Inc.                                          162,400
    12,400      Toys 'R' Us, Inc.*                                       209,250
    23,900      Walgreen Co.                                           1,399,644
   107,300      Wal-Mart Stores, Inc.                                  8,738,244
     7,200      Winn-Dixie Stores, Inc.                                  323,100
                                                                    ------------
                                                                      29,608,382
                                                                    ------------

              Consumer Staples - 5.97%
    13,800    Best Foods                                                 734,850
     4,500    Black & Decker Corp.                                       252,281
     5,100    Clorox Co.                                                 595,744
   118,300    Coca-Cola Co.                                            7,911,312
    19,400    Coca-Cola Enterprises, Inc.                                693,550
     1,800    Coors (Adolph) Co., Class B                                101,588
     8,300    Fortune Brands, Inc.                                       262,487
     3,300    Fruit of the Loom, Inc., Class A*                           45,581
     7,400    General Mills, Inc.                                        575,350
    53,800    Gillette Co.                                             2,599,213
    19,500    Minnesota Mining & Manufacturing Co.                     1,386,937
     7,700    Newell Co.                                                 317,625
    70,700    PepsiCo, Inc.                                            2,894,281

                      See Notes To Financial Statements.

                               Equity Index Fund

            Portfolio of Investments, Continued . December 31, 1998
--------------------------------------------------------------------------------

                                                                        Value
    Shares                                                             (Note 2)
--------------------------------------------------------------------------------


              Consumer Staples (continued)
   116,700    Philip Morris Cos., Inc.                              $  6,243,450
    14,900    Ralston Purina Co.                                         482,388
    15,600    RJR Nabisco Holdings Corp.                                 463,125
       900    Springs Industries, Inc., Class A                           37,294
     7,410    Tricon Global Restaurants, Inc.*                           371,426
    30,700    Unilever NV                                              2,546,181
     5,800    VF Corp.                                                   271,875
                                                                    ------------
                                                                      28,786,538
                                                                    ------------

              Building and Construction - 1.26%
     1,300    Aeroquip-Vickers, Inc.                                      38,919
     1,200    Briggs & Stratton Corp.                                     59,850
     2,800    Centex Corp.                                               126,175
     4,600    Champion International Corp.                               186,300
    10,600    Dover Corp.                                                388,225
     3,800    Fluor Corp.                                                161,738
     1,900    Kaufman & Broad Home Corp.                                  54,625
     5,600    Loews Corp.                                                550,200
    16,800    Lowe's Cos., Inc.                                          859,950
    16,200    Masco Corp.                                                465,750
     2,600    Owens-Corning                                               92,137
     8,600    PPG Industries, Inc.                                       500,950
     2,000    Pulte Corp.                                                 55,625
    30,986    Tyco International, Ltd.                                 2,337,506
     5,200    Willamette Industries, Inc.                                174,200
                                                                    ------------
                                                                       6,052,150
                                                                    ------------

              Broadcasting - 0.79%
    17,800    Comcast Corp. Special, Class A                           1,044,638
    29,200    MediaOne Group*                                          1,372,400
    25,000    Tele-Communications, Inc., TCI Group, Class A*           1,382,812
                                                                    ------------
                                                                       3,799,850
                                                                    ------------

              Metals and Mining - 0.71%
    10,800    Alcan Aluminum, Ltd.                                       292,275
     9,302    Allegheny Teledyne, Inc.                                   190,110
     9,000    Aluminum Co. of America                                    671,063
    17,800    Barrick Gold Corp.                                         347,100
    10,900    Battle Mountain Gold Co.                                    44,962
     6,100    Bethlehem Steel Corp.*                                      51,088
     5,300    Biomet, Inc.                                               213,325
     4,300    Cyprus Amax Minerals Co.                                    43,000
     8,500    Freeport-McMoRan Copper & Gold, Inc., Class B               88,719
     7,800    Inco, Ltd., Class A                                         82,387
     1,700    Jostens, Inc.                                               44,519
     8,011    Newmont Mining Corp.                                       144,699
     4,300    Nucor Corp.                                                185,975
     2,900    Phelps Dodge Corp.                                         147,538
    11,900    Placer Dome, Inc., ADR                                     136,850
     3,400    Reynolds Metals Co.                                        179,137
     2,900    Timken Co.                                                  54,738
    14,700    USX-Marathon Group                                         442,837
     4,600    Worthington Industries, Inc.                                57,500
                                                                    ------------
                                                                       3,417,822
                                                                    ------------


                                                                        Value
    Shares                                                             (Note 2)
--------------------------------------------------------------------------------


             Business Services - 0.65%
   41,033    Cendant Corp.*                                         $    782,192
    6,200    Ecolab, Inc.                                                224,362
    7,000    Equifax, Inc.                                               239,313
   21,300    First Data Corp.                                            674,944
    6,650    Interpublic Group of Companies, Inc.                        530,337
    8,200    Omnicom Group, Inc.                                         475,600
    4,008    Sealed Air Corp.*                                           204,658
                                                                    ------------
                                                                       3,131,406
                                                                    ------------

             Aerospace-Airlines - 0.58%
    8,800    AMR Corp.*                                                  522,500
    7,200    Delta Air Lines, Inc.                                       374,400
    6,000    General Dynamics Corp.                                      351,750
   16,075    Southwest Airlines Co.                                      360,683
   11,000    United Technologies Corp.                                 1,196,250
                                                                    ------------
                                                                       2,805,583
                                                                    ------------

             Food Services - 0.57%
    6,500    Darden Restaurants, Inc.                                    117,000
   32,800    McDonald's Corp.                                          2,513,300
    6,000    Wendy's International, Inc.                                 130,875
                                                                    ------------
                                                                       2,761,175
                                                                    ------------

             Health Services - 0.57%
    2,700    Bard (C.R.), Inc.                                           133,650
   30,800    Columbia/HCA Healthcare Corp.                               762,300
   20,600    HBO & Co.                                                   590,963
   20,200    HEALTHSOUTH Corp.*                                          311,838
    5,100    Manor Care, Inc. *                                          149,812
   14,800    Tenet Healthcare Corp.*                                     388,500
    9,400    United Healthcare Corp.                                     404,788
                                                                    ------------
                                                                       2,741,851
                                                                    ------------

             Transportation - 0.54%
   22,752    Burlington Northern Santa Fe Corp.                          767,880
   10,500    CSX Corp.                                                   435,750
    7,200    FDX Corp.*                                                  640,800
   15,700    Laidlaw, Inc.                                               157,981
   18,200    Norfolk Southern Corp.                                      576,713
                                                                    ------------
                                                                       2,579,124
                                                                    ------------

             Hotels-Leisure - 0.16%
    4,800    Harrah's Entertainment, Inc.*                                75,300
   12,400    Hilton Hotels Corp.                                         237,150
   11,900    Marriott International, Inc.                                345,100
    8,500    Mirage Resorts, Inc.*                                       126,969
                                                                    ------------
                                                                         784,519
                                                                    ------------

             Consumer Services - 0.14%
    4,900    Block (H & R), Inc.                                         220,500
   12,400    Service Corp. International                                 471,975
                                                                    ------------
                                                                         692,475
                                                                    ------------


                      See Notes To Financial Statements.

                               Equity Index Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1998
--------------------------------------------------------------------------------

                                                                        Value
    Shares                                                             (Note 2)
--------------------------------------------------------------------------------


             Capital Goods - 0.03%
    1,800    Foster Wheeler Corp.                                   $     23,737
      500    Nacco Industries, Inc., Class A                              46,000
    3,200    Navistar International Corp.*                                91,200
                                                                    ------------
                                                                         160,937
                                                                    ------------


             Leisure and Entertainment - 0.02%
    4,700    Brunswick Corp.                                             116,325
                                                                    ------------
             Total Common Stocks                                     476,673,110
            (Cost $306,518,919)                                     ------------

PREFERRED STOCKS - 0.00%

      261    Aetna, Inc., Class C                                         19,852
    2,400    Fresenius National Medical Care, Inc., Class D*                  72
                                                                    ------------
             Total Preferred Stocks                                       19,924
             (Cost $17,063)                                         ------------

Par Value
---------

U.S. GOVERNMENT OBLIGATION (A) - 0.07%

$ 350,000    U.S. Treasury Bill
             4.47%, 06/24/99 (1)                                         342,709
                                                                    ------------
             Total U.S. Government Obligation                            342,709
             (Cost $342,709)                                        ------------


                                                                        Value
    Shares                                                             (Note 2)
--------------------------------------------------------------------------------


INVESTMENT COMPANY - 0.97%

4,655,062    SSgA Prime Money Market Fund                           $  4,655,062
                                                                    ------------
                  Total Investment Company                             4,655,062
                  (Cost $4,655,062)                                 ------------

Total Investments - 99.96%                                           481,690,805
(Cost $311,533,753)                                                 ------------
Net Other Assets and Liabilities - 0.04%                                 186,319
                                                                    ------------
Net Assets - 100.00%                                                $481,877,124
                                                                    ============

-----------
*   Non income producing security.
(A) Effective yield at time of purchase.
(1) Security has been deposited as intitial margin on open futures contracts. At December 31, 1998, the Portfolio's open futures contracts were as follows:


         Number of
         Contracts         Contract     Expiration       Current Opening      Market Value at
         Purchased           Type          Date             Position          December 31, 1998
         ---------         --------     ----------       ---------------      -----------------
            13             S & P 500      Mar-99            $3,978,170            $4,047,875
                                                            ==========            ==========


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1998, the aggregate cost of investment securities for tax purposes was $312,087,971. Net unrealized appreciation (depreciation) aggregated $169,602,834, of which $181,959,941 related to appreciated investment securities and $(12,357,107) related to depreciated investment securities.

Distributions from long-term capital gains for the year ended December 31, 1998 were $11,505,521. (unaudited)

OTHER INFORMATION
For the year ended December 31, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $116,924,995 and $24,839,600 of non-governmental issuers, respectively.


                      See Notes To Financial Statements.

                         Select Growth and Income Fund

                 Portfolio of Investments . December 31, 1998
--------------------------------------------------------------------------------

                                                                        Value
    Shares                                                             (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 89.94%

               Finance - 15.12%
   371,700     ACE, Ltd.                                            $ 12,800,419
   254,200     Aetna, Inc.                                            19,986,475
   540,500     Bank of New York Co., Inc.                             21,755,125
   151,800     EXEL, Ltd., Class A                                    11,385,000
    98,500     Mellon Bank Corp.                                       6,771,875
   119,300     Northern Trust Corp.                                   10,416,381
   213,300     PartnerRE, Ltd.                                         9,758,475
    79,600     Tokio Marine & Fire
               Insurance Co., Sponsored ADR                            4,835,700
                                                                    ------------
                                                                      97,709,450
                                                                    ------------

               Energy - 13.62%
   141,600     Amerada Hess Corp.                                      7,044,600
    80,800     Chevron Corp.                                           6,701,350
   429,100     Conoco, Inc., Class A*                                  8,957,463
   641,248     KeySpan Energy                                         19,878,688
   476,909     Sempra Energy                                          12,101,566
   510,500     Unocal Corp.                                           14,900,219
   591,100     Williams Cos., Inc.                                    18,434,931
                                                                    ------------
                                                                      88,018,817
                                                                    ------------

               Consumer Products - 11.95%
    98,100     Anheuser-Busch Cos., Inc.                               6,437,813
         1     Meritor Automotive                                             21
   185,100     Nabisco Holdings Corp., Class A                         7,681,650
   556,100     Owens-Illinois, Inc.*                                  17,030,563
   142,700     Seagram Co., Ltd.                                       5,422,600
   262,100     TRW, Inc.                                              14,726,744
   392,500     Tribune Co.                                            25,905,000
                                                                    ------------
                                                                      77,204,391
                                                                    ------------

               Technology - 10.81%
   268,438     Globalstar Telecommunications, Ltd.*                    5,402,315
   115,600     International Business Machines Corp.                  21,357,100
   271,200     Loral Space & Communications, Ltd.                      4,830,750
   265,900     Philips Electronics                                    17,998,106
   236,800     Texas Instruments, Inc.                                20,261,200
                                                                    ------------
                                                                      69,849,471
                                                                    ------------

               Broadcasting - 8.88%
   265,200     Chancellor Media Corp. *                               12,696,450
   105,800     Fox Entertainment Group, Inc., Class A *                2,664,838
   109,000     MediaOne Group ATI PIES                                 7,248,500
   520,800     MediaOne Group, Inc.*                                  24,477,600
   415,400     News Corp., Ltd., Sponsored ADR                        10,255,188
                                                                    ------------
                                                                      57,342,576
                                                                    ------------


                                                                        Value
    Shares                                                             (Note 2)
--------------------------------------------------------------------------------

               Chemicals and Drugs - 7.19%
   119,200     duPont (E.I.) deNemours & Co.                        $  6,325,050
   111,400     Genentech, Inc.*                                        8,877,188
     9,800     Johnson & Johnson Co.                                     821,974
    75,455     Lilly (Eli) & Co.                                       6,706,063
   334,100     Monsanto Co.                                           15,869,750
    62,300     Pfizer, Inc.                                            7,814,756
                                                                    ------------
                                                                      46,414,781
                                                                    ------------

                Aerospace-Airlines - 6.15%
    116,400     AMR Corp.*                                             6,911,250
     97,300     Lockheed Martin Corp.                                  8,246,175
    246,900     Sundstrand Corp.                                      12,807,938
    108,300     United Technologies Corp.                             11,777,625
                                                                    ------------
                                                                      39,742,988
                                                                    ------------

                Consumer Staples - 3.34%
    201,700     Black & Decker Corp.                                  11,307,805
     40,300     PepsiCo, Inc.                                          1,649,781
    266,100     Ralston Purina Co.                                     8,614,988
                                                                    ------------
                                                                      21,572,574
                                                                    ------------

                Business Services - 3.32%
    677,500     First Data Corp.                                      21,468,281
                                                                    ------------

                Utilities - 3.13%
    191,360     Bell Atlantic Corp.                                   10,871,640
    354,800     Potomac Electric Power                                 9,335,675
                                                                    ------------
                                                                      20,207,315
                                                                    ------------

                Durable Goods - 2.97%
    167,900     AlliedSignal, Inc.                                     7,440,069
    115,200     General Electric Co.                                  11,757,600
                                                                    ------------
                                                                      19,197,669
                                                                    ------------

                Retail - 2.11%
    174,800     Penney (J.C.) Co., Inc.                                8,193,750
     66,500     Wal-Mart Stores, Inc.                                  5,415,594
                                                                    ------------
                                                                      13,609,344
                                                                    ------------

                Paper and Forest - 0.77%
    497,700     MacMillan Bloedel, Ltd.                                4,977,000
                                                                    ------------

                Metals and Mining - 0.58%
    138,300     Getchell Gold Corp.*                                   3,768,674
                                                                    ------------
                Total Common Stocks                                  581,083,331
                (Cost $484,263,875)                                 ------------



                      See Notes To Financial Statements.

                         Select Growth and Income Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1998
--------------------------------------------------------------------------------

                                                                        Value
Par Value                                                              (Note 2)
--------------------------------------------------------------------------------

CORPORATE NOTES AND BONDS - 5.20%

$ 1,000,000     Ford Motor Credit Corp., MTN
                7.47%, 07/29/99                                     $  1,011,666
 10,700,000     Hewlett-Packard Co., Convertible
                2.30%, 10/14/17 (A) (B)                                5,885,000
 30,000,000     Hewlett-Packard Co., Convertible
                2.37%, 10/14/17 (B)                                   16,500,000
  3,000,000     Liberty Lighthouse U.S. Capital Co., MTN
                5.23%, 9/15/99 (A) (C)                                 2,998,347
  2,292,000     National Semiconductor Corp.
                6.50%, 10/01/02 (A)                                    2,011,230
  6,650,000     Security CAP U.S. Realty, Convertible
                2.00%, 05/22/03 (A)                                    5,187,000
                                                                    ------------
                Total Corporate Notes and Bonds                       33,593,243
                (Cost $34,284,649)                                  ------------

Shares
------

PREFERRED STOCKS - 1.95%

    30,100      AirTouch Commun Inc., Class B*                         1,790,950
    57,300      Owens-Illinois, Inc.*                                  2,435,250
   161,522      Sealed Air Corp.                                       8,378,954
                                                                    ------------
                Total Preferred Stocks                                12,605,154
                (Cost $9,382,405)                                   ------------

Par Value
---------

CERTIFICATES OF DEPOSIT (D) - 1.24%

  $7,000,000   Swiss Bank Corp.
               5.69%, 01/07/99                                         7,000,194
   1,000,000   National Bank of Canada
               5.73%, 06/07/99                                         1,002,700
                                                                    ------------
               Total Certificates of Deposit                           8,002,894
               (Cost $7,999,617)                                    ------------

COMMERCIAL PAPER (D) - 1.07%

  4,000,000    Bankers Trust Co.
               5.56%, 02/17/99                                         3,970,964
  2,000,000    Pacific Life Insurance Co.
               5.10%, 01/04/99                                         1,999,150
  1,000,000    UniBanco, Grand Cayman
               5.54%, 04/15/99                                           985,563
                                                                    ------------
               Total Commercial Paper                                  6,955,677
               (Cost $6,954,370)                                    ------------



                                                                        Value
    Shares                                                             (Note 2)
--------------------------------------------------------------------------------
INVESTMENT COMPANY - 0.47%

  3,021,360    SSgA Prime Money-Market Fund                         $  3,021,360
                                                                    ------------
               Total Investment Company                                3,021,360
               (Cost $3,021,360)                                    ------------

Total Investments - 99.87%                                           645,261,659
(Cost $545,906,276)                                                 ------------
Net Other Assets and Liabilities - 0.13%                                 824,018
                                                                    ------------
Net Assets - 100.00%                                                $646,085,677
                                                                    ============

-----------
*    Non income producing security.
(A) Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 1998, these securities amounted to $16,081,577 or 2.49% of net assets.
(B)  Zero coupon bond. Rate shown reflects effective yield to maturity.
(C) Variable rate security. The rate shown reflects rate in effect at December 31, 1998.
(D)  Effective yield at time of purchase.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
MTN  Medium Term Note


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1998, the aggregate cost of investment securities for tax purposes was $545,998,336. Net unrealized appreciation (depreciation) aggregated $99,263,323, of which $117,966,259 related to appreciated investment securities and $(18,702,936) related to depreciated investment securities.

Distributions from long-term capital gains for the year ended December 31, 1998 were $1,176,558. (unaudited)

OTHER INFORMATION
For the year ended December 31, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $666,134,308 and $585,212,615 of non-governmental issuers, respectively, and $15,100,547 and $14,090,234 of U.S. Government and Agency issuers, respectively.



                      See Notes to Financial Statements.

                              Select Income Fund

                 PORTFOLIO OF INVESTMENTS . December 31, 1998
--------------------------------------------------------------------------------


                                                                   Moody's Ratings             Value
Par Value                                                            (unaudited)              (Note 2)
---------------------------------------------------------------------------------------------------------
CORPORATE NOTES AND BONDS - 41.00%
                    Industrial - 10.33%
 $         425,000  Abitibi-Consolidated,Yankee Debenture
                    7.40%, 04/01/18                                     Baa               $    399,318
         1,275,000  Abitibi-Consolidated,Yankee Debenture
                    7.50%, 04/01/28                                     Baa                  1,191,133
         1,350,000  Aramark Services, Inc.
                    6.75%, 08/01/04                                     Baa                  1,356,590
         1,250,000  Blount, Inc.
                    7.00%, 06/15/05                                     Ba                   1,239,113
         1,500,000  Brascan Corp.
                    7.38%, 10/01/02                                     Baa                  1,566,901
         1,250,000  Cominco, Ltd.
                    6.88%, 02/15/06                                     Baa                  1,121,615
           475,000  Homeside, Inc., Senior Note, Series B
                    11.25%, 05/15/03                                    A                      555,750
         1,075,000  Idex Corp., Senior Note
                    6.88%, 02/15/08                                     Ba                   1,037,966
         1,200,000  IMC Global, Inc.
                    7.63%, 11/01/05                                     Baa                  1,227,986
           375,000  News America Holdings, Inc.
                    7.70%, 10/30/25                                     Baa                    402,873
           375,000  News America Holdings, Inc.
                    7.75%, 12/01/45                                     Baa                    398,271
           775,000  News America Holdings, Inc.
                    7.13%, 04/08/28                                     Baa                    779,162
           325,000  Panamsat Corp.
                    6.00%, 01/15/03                                     Baa                    322,447
         1,225,000  Panamsat Corp.
                    6.13%, 01/15/05                                     Baa                  1,211,576
           500,000  Ryder System, Inc.
                    6.60%, 11/15/05                                     Baa                    507,615
           500,000  Texaco Capital, Inc.
                    9.75%, 03/15/20                                     A                      693,190
         1,525,000  Time Warner, Inc.
                    6.63%, 05/15/29                                     Baa                  1,550,031
           550,000  USA Waste Services, Inc.
                    6.13%, 07/15/01                                     Baa                    556,314
           450,000  USA Waste Services, Inc.
                    7.00%, 07/15/28                                     Baa                    459,210
                                                                                          ------------
                                                                                            16,577,061
                                                                                          ------------

                    Finance - 10.18%
           300,000  Abbey National Plc
                    7.57%, (6.70% until 2008) 06/29/49                  Aa                     293,840
           400,000  American Annuity Group
                    6.88%, 06/01/08                                     Baa                    393,073
         1,000,000  AMVESCAP, Plc
                    Yankee Bond
                    6.60%, 05/15/05                                     A                    1,001,813
           400,000  Franchise Finance Corp. of America
                    7.00%, 11/30/00                                     Baa                    397,733
           600,000  General Electric Capital Corp.
                    6.66%, 05/01/18                                     Aaa                    610,514
           725,000  Green Tree Financial Corp.
                    7.54%, 06/15/28                                     Aa                     748,405

                                                                   Moody's Ratings             Value
Par Value                                                            (unaudited)              (Note 2)
---------------------------------------------------------------------------------------------------------
                    Finance (continued)
 $       1,625,000  Green Tree Financial Corp.
                    7.53%, 07/15/28                                     Aa               $   1,708,339
           650,000  Green Tree Financial Corp.
                    7.24%, 11/15/28 (H)                                 AA-                    673,902
           850,000  Green Tree Financial Corp.
                    7.22%, 02/15/29                                     Aa                     898,762
           850,000  Green Tree Financial Corp.
                    6.95%, 05/15/29                                     Aa                     868,709
           125,000  Greyhound Financial Corp.
                    8.50%, 02/15/99                                     Baa                    125,371
           875,000  Homeside Lending, Inc., MTN
                    6.88%, 06/30/02                                     A                      897,961
           500,000  Integra Financial Corp.
                    6.50%, 04/15/00                                     A                      506,482
           800,000  Keystone Financial Mid-Atlantic Funding
                    Senior Note
                    7.30%, 05/15/04                                     Baa                    850,186
           775,000  Norwest Corp., MTN
                    6.75%, 06/15/07                                     Aa                     824,631
           700,000  Provident Cos., Inc.
                    7.00%,  07/15/18                                    A                      714,599
           750,000  Reliastar  Financial Corp.
                    6.50%, 11/15/08                                     A                      760,732
           625,000  Sears Roebuck Acceptance Corp.
                    Series II, MTN
                    6.69%, 04/30/01                                     A                      639,342
           675,000  Simon Property Group, Inc.
                    6.88%, 11/15/06                                     Baa                    664,917
           750,000  Star Banc Corp.
                    5.88%, 11/01/03                                     A                      753,927
           900,000  Susa Partnership, LP
                    8.20%, 06/01/17                                     Baa                    888,054
           450,000  TIG Holdings, Inc.
                    8.13%, 04/15/05                                     Baa                    491,948
           750,000  Wharf International Finance, Ltd.
                    7.63%, 03/13/07                                     Baa                    617,940
                                                                                          ------------
                                                                                            16,331,180
                                                                                          ------------

                    Real Estate - 4.42%
           275,000  Avalon Properties, Inc. Senior Note
                    7.38%, 09/15/02                                     Baa                    279,549
           300,000  Colonial Realty, LP, MTN
                    7.16%, 01/17/03                                     Baa                    294,238
           750,000  Colonial Realty, LP, MTN
                    6.96%, 07/26/04                                     Baa                    721,627
           400,000  ERP Operating, LP
                    8.50%, 05/15/99 (A)                                 A                      402,241
           750,000  IRT Property Co., REIT
                    7.25%, 08/15/07                                     Baa                    711,762
           900,000  JDN Realty Corp.
                    6.80%, 08/01/04                                     Baa                    863,105
           500,000  La Quinta Inns, Inc., MTN
                    7.11%, 10/17/01                                     Ba                     479,180
           650,000  Meditrust, REIT
                    7.82%, 09/10/26                                     Ba                     617,795

                      See Notes to Financial Statements.

                              Select Income Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1998
--------------------------------------------------------------------------------


                                                                   Moody's Ratings             Value
Par Value                                                            (unaudited)              (Note 2)
---------------------------------------------------------------------------------------------------------
                    Real Estate (continued)
 $         450,000  Security Capital Industrial Trust
                    7.63%, 07/01/17                                     Baa               $    435,105
           500,000  Shopping Center Associates
                    6.75%, 01/15/04 (A)                                 A                      500,250
           450,000  Spieker Properties, LP
                    6.65%, 12/15/00                                     Baa                    450,424
           750,000  Summit Properties, Inc.
                    7.20%, 08/15/07                                     Baa                    700,343
           625,000  Trinet Corporate Realty Trust, Inc.
                    7.30%, 05/15/01                                     Baa                    630,101
                                                                                          ------------
                                                                                             7,085,720
                                                                                          ------------

                    Banking - 4.31%
           700,000  BB&T Corp.
                    7.25%, 06/15/07                                     A                      759,367
           400,000  First USA Bank, MTN
                    7.00%, 08/20/01                                     Aa                     414,338
           575,000  Key Bank, MTN
                    6.50%, 10/15/27                                     Baa                    581,138
         1,965,000  National Westminster Bank
                    7.48%, 04/29/49                                     Aa                   2,094,587
           400,000  St. George Bank, Ltd.
                    6.88%, 04/01/99 (A)                                 A                      401,332
         1,125,000  Union Planters
                    6.50%, 03/15/18                                     Baa                  1,144,308
         1,400,000  Wells Fargo Co.
                    7.13%, 08/15/06                                     A                    1,521,987
                                                                                          ------------
                                                                                             6,917,057
                                                                                          ------------

                    Security Broker and Dealers - 2.19%
           190,000  Bear Stearns Cos., Inc., Senior Note
                    6.75%, 08/15/00                                     A                      193,082
         1,150,000  Goldman Sachs Group, LP
                    7.20%, 03/01/07 (A)                                 A                    1,217,323
           575,000  Merrill Lynch & Co., Inc.
                    6.00%, 01/15/01                                     Aa                     579,024
            50,000  Salomon, Inc., MTN
                    5.58%, 04/05/99                                     Aa                      49,947
           100,000  Salomon, Inc.
                    7.13%, 08/01/99                                     Aa                     100,930
           250,000  Salomon, Inc., MTN
                    6.62%, 11/30/00                                     Aa                     254,081
           175,000  Salomon, Inc., Series D, MTN
                    6.82%, 07/26/99                                     Aa                     176,191
            350,000 Salomon Smith Barney Holdings, Inc.
                    7.88%, 10/01/99                                     Aa                     356,099
            575,000 Salomon Smith Barney Holdings, Inc.
                    6.25%, 06/15/05                                     Aa                     581,100
                                                                                          ------------
                                                                                             3,507,777
                                                                                          ------------

                                                                   Moody's Ratings             Value
Par Value                                                            (unaudited)              (Note 2)
---------------------------------------------------------------------------------------------------------
                    Communications - 2.05%
 $         450,000  Clear Channel Communications, Inc.
                    7.25%, 10/15/27                                     Baa               $    453,446
           730,000  MCI Communications Corp., MTN
                    6.13%, 04/15/12                                     Baa                    742,338
         1,075,000  MCI Worldcom, Inc.
                    6.95%, 08/15/28                                     Baa                  1,155,904
           200,000  TCI Communications, Inc.
                    7.88%, 02/15/26                                     Baa                    236,724
           650,000  Tele-Communications, Inc.
                    7.13%, 02/15/28                                     Baa                    708,894
                                                                                          ------------
                                                                                             3,297,306
                                                                                          ------------

                    Business Services - 1.58%
         1,350,000  EOP Operating, LP
                    6.63%, 02/15/05                                     Baa                  1,328,689
         1,400,000  Olsten Corp.
                    4.75%, 10/01/00                                     Ba                   1,204,000
                                                                                          ------------
                                                                                             2,532,689
                                                                                          ------------

                    Insurance - 1.35%
         1,000,000  Conseco, Inc.
                    6.80%, 06/15/05                                     Ba                     917,373
           800,000  Markel Corp.
                    7.25%, 11/01/03                                     Baa                    828,638
           400,000  USF&G Corp., Senior Note
                    8.38%, 06/15/01                                     A                      425,071
                                                                                          ------------
                                                                                             2,171,082
                                                                                          ------------

                    Transportation - 1.12%
           750,000  CSX Corp.
                    6.25%, 10/15/08                                     Baa                    761,926
         1,000,000  Wisconsin Central Transportation
                    6.63%, 04/15/08                                     Baa                  1,035,853
                                                                                          ------------
                                                                                             1,797,779
                                                                                          ------------

                    Energy - 0.90%
           925,000  Canadian Occidental Petroleum
                    Yankee Bond
                    7.40%, 05/01/28                                     Baa                    848,884
           575,000  Coastal Corp.
                    7.42%, 02/15/37                                     Baa                    596,626
                                                                                          ------------
                                                                                             1,445,510
                                                                                          ------------

                    Entertainment/Leisure - 0.81%
         1,325,000  Royal Caribbean Cruises, Ltd.
                    7.50%, 10/15/27                                     Baa                  1,295,764
                                                                                          ------------

                    Manufacturing - 0.80%
           775,000  Georgia-Pacific Corp.
                    9.95%, 06/15/02                                     Baa                    855,560
           425,000  Noranda Forest, Inc., Debenture
                    8.87%, 10/15/99                                     Baa                    430,933
                                                                                          ------------
                                                                                             1,286,493
                                                                                          ------------

                      See Notes to Financial Statements.

                              Select Income Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1998
--------------------------------------------------------------------------------


                                                                   Moody's Ratings             Value
Par Value                                                            (unaudited)              (Note 2)
---------------------------------------------------------------------------------------------------------
                    Utilities - 0.50%
        $  100,000  System Energy Resources, Inc.
                    7.63%, 04/01/99                                     Baa               $    100,430
           700,000  Telephone & Data Systems, Inc.
                    7.00%, 08/01/06                                     Baa                    700,176
                                                                                          ------------
                                                                                               800,606
                                                                                          ------------

                    Equipment - 0.46%
           850,000  Toro Co.
                    7.80%, 06/15/27                                     Baa                    744,034
                                                                                          ------------
                    Total Corporate Notes and Bonds                                         65,790,058
                    (Cost $65,449,740)                                                    ------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 38.15%

                    Government National
                    Mortgage Association (B) - 16.26%
           841,031  8.00%, 07/15/17, Pool # 780495                      Aaa                    882,074
            82,563  8.00%, 11/15/17, Pool # 780263                      Aaa                     86,566
         2,102,540  9.00%, 12/15/17, Pool # 780047                      Aaa                  2,263,537
           669,504  7.00%, 07/15/23, Pool # 326534                      Aaa                    685,351
           270,246  7.00%, 11/15/23, Pool # 370890                      Aaa                    276,643
            16,949  7.00%, 01/15/24, Pool # 375983                      Aaa                     17,349
           280,651  7.00%, 02/15/24, Pool # 376403                      Aaa                    287,271
           290,436  7.00%, 07/15/24, Pool # 352919                      Aaa                    297,287
           184,830  8.00%, 08/15/25, Pool # 410081                      Aaa                    191,889
           227,574  8.00%, 11/15/25, Pool # 419283                      Aaa                    236,265
            57,889  7.00%, 02/15/26, Pool # 373553                      Aaa                     59,258
            97,256  7.50%, 02/15/26, Pool # 420512                      Aaa                    100,218
           424,698  7.00%, 04/15/26, Pool # 416211                      Aaa                    434,742
           402,902  7.00%, 04/15/26, Pool # 422651                      Aaa                    412,431
           315,221  8.00%, 04/15/26, Pool # 417339                      Aaa                    327,225
           229,292  8.00%, 05/15/26, Pool # 421245                      Aaa                    238,023
           501,509  7.00%, 06/15/26, Pool # 424817                      Aaa                    513,369
           103,803  8.00%, 07/15/26, Pool # 421752                      Aaa                    107,755
            34,753  8.00%, 07/15/26, Pool # 424750                      Aaa                     36,077
           491,344  8.00%, 07/15/26, Pool # 430374                      Aaa                    510,055
           177,924  8.00%, 07/15/26, Pool # 436313                      Aaa                    184,699
           201,542  8.00%, 08/15/26, Pool # 432017                      Aaa                    209,217
           251,215  8.00%, 08/15/26, Pool # 436445                      Aaa                    260,781
           400,264  8.00%, 08/15/26, Pool # 438243                      Aaa                    415,506
           462,349  8.00%, 09/15/26, Pool # 423929                      Aaa                    479,955
           123,950  8.00%, 10/15/26, Pool # 431477                      Aaa                    128,670
           495,774  8.00%, 10/15/26, Pool # 436719                      Aaa                    514,653
           769,835  8.00%, 10/15/26, Pool # 440988                      Aaa                    799,150
           326,776  8.00%, 10/15/26, Pool # 442071                      Aaa                    339,220
           378,265  8.00%, 11/15/26, Pool # 398971                      Aaa                    392,669
            15,827  8.00%, 11/15/26, Pool # 433310                      Aaa                     16,430
            33,590  8.00%, 11/15/26, Pool # 436524                      Aaa                     34,869
           698,041  8.00%, 12/15/26, Pool # 440512                      Aaa                    724,622
           883,930  8.00%, 12/15/26, Pool # 440827                      Aaa                    917,590
            17,994  8.00%, 01/15/27, Pool # 410376                      Aaa                     18,694
           270,633  8.00%, 01/15/27, Pool # 437152                      Aaa                    281,161
           496,218  8.00%, 01/15/27, Pool # 445049                      Aaa                    515,521
           458,117  8.00%, 02/15/27, Pool # 433479                      Aaa                    475,938
           524,741  8.00%, 04/15/27, Pool # 445735                      Aaa                    545,153
           614,959  8.00%, 04/15/27, Pool # 447532                      Aaa                    638,881
           473,079  8.00%, 06/15/27, Pool # 438381                      Aaa                    491,481

                                                                   Moody's Ratings             Value
Par Value                                                            (unaudited)              (Note 2)
---------------------------------------------------------------------------------------------------------
                    Government National
                    Mortgage Association (B) (continued)
 $          22,861  8.00%, 06/15/27, Pool # 435866                      Aaa               $     23,750
            77,745  7.50%, 06/15/27, Pool # 447298                      Aaa                     80,155
           222,499  8.00%, 07/15/27, Pool # 353734                      Aaa                    231,154
            14,194  8.00%, 07/15/27, Pool # 435894                      Aaa                     14,747
            72,730  8.00%, 07/15/27, Pool # 440680                      Aaa                     75,559
         1,524,901  8.00%, 07/15/27, Pool # 447790                      Aaa                  1,584,219
           423,319  8.00%, 07/15/27, Pool # 450223                      Aaa                    439,786
            15,965  8.00%, 07/15/27, Pool # 452714                      Aaa                     16,586
           447,159  8.00%, 08/15/27, Pool # 435416                      Aaa                    464,553
           459,813  8.00%, 08/15/27, Pool # 451384                      Aaa                    477,700
           464,429  8.00%, 09/15/27, Pool # 448981                      Aaa                    482,495
           214,957  8.00%, 09/15/27, Pool # 449475                      Aaa                    223,319
            91,274  8.00%, 09/15/27, Pool # 451932                      Aaa                     94,825
           323,922  8.00%, 09/15/27, Pool # 457422                      Aaa                    336,523
           811,835  7.00%, 10/15/27, Pool # 398372                      Aaa                    830,548
           760,856  7.50%, 10/15/27, Pool # 430267                      Aaa                    784,442
            85,281  7.50%, 10/15/27, Pool # 460921                      Aaa                     87,925
           326,475  8.00%, 10/15/27, Pool # 430270                      Aaa                    339,174
           584,480  8.00%, 10/15/27, Pool # 430274.                     Aaa                    607,216
           121,903  7.00%, 11/15/27, Pool # 462268                      Aaa                    124,713
           951,027  7.00%, 11/15/27, Pool # 462363                      Aaa                    972,948
           763,769  7.50%, 11/15/27, Pool # 448876                      Aaa                    787,445
           633,550  8.00%, 11/15/27, Pool # 446865                      Aaa                    658,195
                                                                                          ------------
                                                                                            26,086,222
                                                                                          ------------

                    Federal National
                    Mortgage Association (B) - 7.88%
           155,163  6.00%, 03/01/03, Pool # 303790                      Aaa                    156,395
           950,000  6.00%, 05/15/08, Series N                           Aaa                  1,002,413
         2,850,000  7.00%, 01/01/21 (D)                                 Aaa                  2,907,914
         6,100,000  7.00%, 01/01/21 (D)                                 Aaa                  6,241,116
         2,228,971  8.50%, 10/01/26, Pool # 313181                      Aaa                  2,335,181
                                                                                          ------------
                                                                                            12,643,019
                                                                                          ------------

                    U.S. Treasury Bond - 7.08%
         4,400,000  8.13%, 08/15/19 (E)                                 Aaa                  5,883,627
         4,625,000  6.63%, 02/15/27 (F)                                 Aaa                  5,470,510
                                                                                          ------------
                                                                                            11,354,137
                                                                                          ------------

                    Federal Home Loan
                    Mortgage Corporation (B) - 5.43%
           725,000  5.75%, 07/15/03                                     Aaa                    745,155
         2,790,778  7.50%, 05/01/28, Pool # G00986                      Aaa                  2,865,208
           719,057  8.50%, 07/01/28, Pool # G00985                      Aaa                    752,867
         4,239,683  7.50%, 11/01/28, Pool # G00996                      Aaa                  4,352,755
                                                                                          ------------
                                                                                             8,715,985
                                                                                          ------------

                    U.S. Treasury Inflation Index - 0.85%
         1,375,000  3.63%, 07/15/02                                     Aaa                  1,365,547
                                                                                          ------------


                    U.S. Treasury Notes - 0.35%
           275,000  6.63%, 05/15/07                                     Aaa                    309,289
           250,000  5.63%, 12/31/99 (G)                                 Aaa                    252,422
                                                                                          ------------
                                                                                               561,711
                                                                                          ------------

                      See Notes to Financial Statements.

                              Select Income Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1998
--------------------------------------------------------------------------------


                                                                   Moody's Ratings             Value
Par Value                                                            (unaudited)              (Note 2)
---------------------------------------------------------------------------------------------------------
                    U.S. Treasury Strip (C) - 0.30%
 $       1,575,000  5.64%, 08/15/20                                     Aaa               $    475,349
                                                                                          ------------
                    Total U.S. Government and
                    Agency Obligations                                                      61,201,970
                    (Cost $60,701,700)                                                    ------------

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 15.80%

           240,313  Advanta Mortgage Loan Trust, Series 93-4
                    5.50%, 02/25/09                                     Aaa                    236,240
         1,200,000  AMRESCO Residential Mortgage Securities
                    5.84%, 03/25/27                                     Baa                  1,210,560
         1,576,833  Bear Stearns Mortgage Securities
                    Series 1998-2, Class D
                    6.75%, 05/02/30                                     Aa                   1,600,036
           999,819  Chase Commercial Mortgage Securities
                    Series 1996-1, Class E
                    7.60%, 06/18/06 (H)                                 BBB-                   949,809
           700,000  Chase Commercial Mortgage Securities
                    Series 1997-1, Class D
                    7.37%, 05/19/07 (H)                                 BBB                    707,273
         1,112,918  Citicorp Mortgage Securities, Inc., REMIC
                    7.50%, 11/25/25                                     Baa                  1,116,535
         1,200,000  Contimortgage Home Equity Loan Trust
                    Series 1996-4, Class A-9
                    6.88%, 01/15/28                                     Aaa                  1,234,836
         1,525,000  Discover Card Master Trust I
                    Series 1996-4, Class A-9
                    5.60%, 05/16/06                                     Aaa                  1,527,318
           925,000  EQCC Home Equity Loan Trust
                    Series 1996-4
                    6.89%, 01/15/28                                     Aaa                    944,259
         1,525,000  Ford Credit Auto Owner Trust
                    Series 1998-C, Class A-5
                    5.86%, 10/15/02                                     Aaa                  1,543,742
            69,559  Fund America Investors Corp. II
                    Series 1993-F, Class A-1
                    5.50%, 09/25/09                                     Aaa                     68,894
           900,000  GMAC Commercial Mortgage
                    Securities, Inc.
                    Series 1997, Class E
                    7.09%, 07/15/29                                     Baa                    886,500
           350,000  Green Tree Financial Corp., Series 1998-8
                    7.69%, 09/01/30                                     Baa                    336,431
           586,013  Housing Securities, Inc., Series 1994-2
                    6.50%, 07/25/09 (H)                                 AAA                    590,479
         1,150,000  J.C. Penney Master Credit Card Trust
                    Series E, Class A
                    5.50%, 06/15/07                                     Aaa                  1,150,000
         1,000,000  Merrill Lynch Mortgage Investors, Inc.
                    6.96%, 11/21/28                                     Aa                     885,310
           825,000  Merrill Lynch Mortgage Investors, Inc.
                    Series 1997-C1
                    7.12%, 06/18/29                                     Aa                     818,557

                                                                   Moody's Ratings             Value
Par Value                                                            (unaudited)              (Note 2)
---------------------------------------------------------------------------------------------------------
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

 $       1,500,000  Morgan Stanley Capital I,
                    Series 1998-HF1
                    6.52%, 03/15/30                                     Aaa                $ 1,564,785
           575,000  Mortgage Capital Funding, Inc.,
                    Series 1996
                    7.90%, 02/15/06 (H)                                 AAA                    634,564
         1,011,967  Norwest Asset Securities Corp.,
                    Series 1998-3
                    6.75%, 02/25/13                                     Aaa                  1,032,468
         1,000,000  Oakwood Mortgage Investors, Inc.,
                    Series 1997-D
                    7.33%, 02/15/28                                     Baa                    963,090
           700,000  Preferred Credit Corp.,
                    Series 1997-1, Class A-6
                    7.59%, 07/25/26                                     Aaa                    737,450
         2,038,637  Residential Funding
                    Mortgage Securities I, Inc.
                    6.50%, 02/25/13 (H)                                 AAA                  2,062,697
           114,481  Resolution Trust Corp.
                    8.00%, 04/25/25                                     Baa                    117,551
           625,000  Resolution Trust Corp.
                    8.00%, 06/25/26 (H)                                 A                      628,125
           201,161  Resolution Trust Corp.
                    7.45%, 05/25/29                                     Baa                    202,782
         1,550,000  The Money Store Home Equity Trust
                    Series 1996-D, Class A-9
                    7.00%, 04/15/28                                     Aaa                  1,597,191
                                                                                           ------------
                    Total Asset-Backed and
                    Mortgage-Backed Securities                                              25,347,482
                    (Cost $25,143,098)                                                     ------------

MUNICIPAL BONDS - 0.92%

                    Georgia - 0.46%
           700,000  Georgia State, Series D
                    5.25%, 10/01/15                                     Aaa                    744,246
                                                                                           ------------

                    Texas - 0.46%
           700,000  Austin Texas Revenue
                    5.25%, 05/15/20                                     Aaa                    738,882
                                                                                           ------------
                    Total Municipal Bonds                                                    1,483,128
                    (Cost $1,527,162)                                                      ------------

COMMERCIAL PAPER (C) - 0.93%

         1,500,000  Motorola, Inc.
                    5.33%, 01/28/99 (H)                                 A                    1,494,218
                                                                                           ------------
                    Total Commercial Paper                                                   1,494,218
                    (Cost $1,494,218)                                                      ------------

                      See Notes to Financial Statements.

                              Select Income Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1998
--------------------------------------------------------------------------------


                                                                                               Value
Shares                                                                                        (Note 2)
---------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY - 2.11%

         3,385,277  ILA Prime Obligation
                    Portfolio Fund Class B                                                $  3,385,277
                                                                                          ------------
                    Total Investment Company                                                 3,385,277
                    (Cost $3,385,277)                                                     ------------

Total Investments - 98.91%                                                                 158,702,133
(Cost $157,701,195)                                                                       ------------
Net Other Assets and Liabilities - 1.09%                                                     1,747,862
                                                                                          ------------
Net Assets - 100.00%                                                                      $160,449,995
                                                                                          ============



(A) Security exempt from registration under rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt form registration, to qualified institutional buyers. At December 31, 1998, these securities amounted to $2,521,146 or 1.57% of net assets.
(B)    Pass Through Certificates
(C)    Effective yield at time of purchase.
(D)    Forward Commitment
(E)    Designated as Collateral on Forward Commitment, par value of $4,400,000.
(F)    Designated as Collateral on Forward Commitment, par value of $4,625,000.
(G)    Designated as Collateral on Forward Commitment, par value of $107,000.
(H) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.
MTN    Medium Term Note
REIT   Real Estate Investment Trust
REMIC  Real Estate Mortgage Investment Conduit


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 1998, the aggregate cost of investment securities for tax purposes was $157,709,257. Net unrealized appreciation (depreciation) aggregated $992,876, of which $2,222,584 related to appreciated investment securities and $(1,229,708) related to depreciated investment securities.

At December 31, 1998, the Portfolio had no capital loss carryforwards. During 1998, the Portfolio utilized $1,070,495 of its capital loss carryforward.

OTHER INFORMATION

For the year ended December 31, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $63,931,668 and $25,853,035 from non-governmental issuers, respectively, and $152,910,133 and $130,678,414 from U.S. Government and Agency issuers, respectively.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:


  Moody's Ratings (unaudited)                S&P Ratings (unaudited)
     Aaa                49.35%          AAA                     2.07%
     Aa                  8.35           AA                      0.42
     A                   7.53           A                       1.34
     Baa                26.43           BBB                     1.04
     Ba                  3.47
                       -------                                -------
                        95.13%                                  4.87%
                       =======                                =======

                      See Notes to Financial Statements.

                         Investment Grade Income Fund

                 PORTFOLIO OF INVESTMENTS . December 31, 1998
--------------------------------------------------------------------------------

                                                                 Moody's Ratings             Value
  Par Value                                                        (unaudited)              (Note 2)
---------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 47.84%

                    Federal National
                    Mortgage Association (A) - 16.81%
 $         195,871  6.00%, 05/01/01, Pool # 190806                      Aaa               $    196,537
         1,179,388  7.37%, 08/17/03, REMIC                              Aaa                  1,196,241
           635,879  6.50%, 05/01/08, Pool # 50730                       Aaa                    645,074
           484,065  8.50%, 07/01/08, Pool # 100001                      Aaa                    505,998
           144,333  8.00%, 04/01/09, Pool # 111253                      Aaa                    147,910
           454,344  9.00%, 02/01/10, Pool # 303165                      Aaa                    477,475
         1,411,582  6.50%, 09/01/10, Pool # 327824                      Aaa                  1,431,895
           155,506  7.00%, 05/01/17, Pool # 68635                       Aaa                    158,143
           955,055  8.00%, 04/01/22, Pool # 124267                      Aaa                    991,710
            53,406  7.00%, 08/01/22, Pool # 174666                      Aaa                     54,551
         1,162,007  8.00%, 01/01/23, Pool # 125178                      Aaa                  1,206,605
           550,665  8.00%, 04/01/23, Pool # 124834                      Aaa                    571,800
           301,764  7.00%, 09/01/23, Pool # 231026                      Aaa                    308,140
           420,492  7.00%, 10/01/23, Pool # 234686                      Aaa                    429,377
            37,675  7.00%, 11/01/23, Pool # 249703                      Aaa                     38,471
         1,784,966  7.00%, 11/01/23, Pool # 50930                       Aaa                  1,822,682
         2,887,598  6.50%, 01/01/24, Pool # 50965                       Aaa                  2,908,186
         2,416,170  7.00%, 02/01/24, Pool # 50993                       Aaa                  2,466,643
           411,476  7.00%, 03/01/24, Pool # 368092                      Aaa                    420,302
           414,181  7.00%, 05/01/24, Pool # 279408                      Aaa                    422,833
           166,098  7.00%, 05/01/24, Pool # 284226                      Aaa                    169,567
           370,826  7.00%, 05/01/24, Pool # 285340                      Aaa                    378,573
           242,272  7.00%, 06/01/24, Pool # 284716                      Aaa                    247,333
           114,024  7.00%, 07/01/24, Pool # 250083                      Aaa                    116,406
            19,758  7.00%, 11/01/24, Pool # 303223                      Aaa                     20,175
           377,118  7.00%, 12/01/24, Pool # 303302                      Aaa                    385,087
         6,283,841  7.50%, 12/01/24, Pool # 323047                      Aaa                  6,459,286
            19,776  7.00%, 07/01/25, Pool # 307012                      Aaa                     20,186
         1,290,173  7.50%, 10/01/25, Pool # 321152                      Aaa                  1,325,252
           564,326  7.00%, 11/01/25, Pool # 328591                      Aaa                    576,052
           146,179  7.50%, 10/01/26, Pool # 359890                      Aaa                    150,153
           461,680  7.50%, 12/01/26, Pool # 362034                      Aaa                    474,136
           215,386  7.50%, 12/01/26, Pool # 366778                      Aaa                    221,197
           360,932  7.00%, 08/01/27, Pool # 395339                      Aaa                    368,284
           409,453  7.00%, 09/01/27, Pool # 397607                      Aaa                    417,794
            33,715  7.00%, 01/01/28, Pool # 313947                      Aaa                     34,402
           920,999  7.50%, 01/01/28, Pool # 251410                      Aaa                    945,866
           562,607  7.00%, 03/01/28, Pool # 419346                      Aaa                    574,039
           648,877  7.00%, 04/01/28, Pool # 418771                      Aaa                    662,063
            65,187  7.50%, 05/01/28, Pool # 431800                      Aaa                     66,959
           341,310  7.00%, 08/01/28, Pool # 434238                      Aaa                    348,246
           155,743  7.00%, 09/01/28, Pool # 323347                      Aaa                    158,908
         2,004,756  6.50%, 10/01/28, Pool # 440657                      Aaa                  2,018,549
           375,380  7.00%, 10/01/28, Pool # 442359                      Aaa                    383,007
           224,885  7.00%, 10/01/28, Pool # 443367                      Aaa                    229,455
           175,854  7.00%, 10/01/28, Pool # 449408                      Aaa                    179,436
           211,200  7.50%, 10/01/28, Pool # 443609                      Aaa                    216,898
           430,787  7.00%, 11/01/28, Pool # 451175                      Aaa                    439,540
           588,099  7.00%, 11/01/28, Pool # 451878                      Aaa                    600,049
           648,049  7.00%, 12/01/28, Pool # 449069                      Aaa                    661,218
           220,181  7.00%, 12/01/28, Pool # 449967                      Aaa                    224,655
           538,548  7.00%, 12/01/28, Pool # 453749                      Aaa                    549,491

                                                                 Moody's Ratings             Value
  Par Value                                                        (unaudited)              (Note 2)
---------------------------------------------------------------------------------------------------------
                    Federal National
                    Mortgage Association (continued)
 $         462,225  7.00%, 01/01/29, Pool # 252244                      Aaa               $    472,773
         2,300,000  6.00%, 02/01/29 (B)                                 Aaa                  2,282,050
                                                                                          ------------
                                                                                            38,777,658
                                                                                          ------------

                    U.S. Treasury Notes - 13.09%
            90,000  7.75%, 01/31/00                                     Aaa                     92,869
         5,175,000  5.63%, 02/28/01                                     Aaa                  5,280,119
         5,115,000  6.63%, 03/31/02 (C)                                 Aaa                  5,405,916
         4,140,000  5.75%, 08/15/03 (H)                                 Aaa                  4,321,125
           250,000  6.50%, 08/15/05                                     Aaa                    274,687
         8,245,000  6.88%, 05/15/06                                     Aaa                  9,319,430
         5,000,000  6.25%, 02/15/07                                     Aaa                  5,484,375
                                                                                          ------------
                                                                                            30,178,521
                                                                                          ------------

                    U.S. Treasury Bonds - 8.79%
         4,565,000  7.25%, 05/15/16 (D)                                 Aaa                  5,537,916
         1,500,000  7.50%, 11/15/16 (E)                                 Aaa                  1,865,157
           650,000  7.63%, 11/15/22 (F)                                 Aaa                    843,781
         9,740,000  7.13%, 02/15/23 (G)                                 Aaa                 12,016,725
                                                                                          ------------
                                                                                            20,263,579
                                                                                          ------------

                    Government National
                    Mortgage Association (A) - 5.10%
           886,475  9.50%, 02/15/06, Pool # 780238                      Aaa                    940,222
           199,933  6.50%, 09/15/08, Pool # 357124                      Aaa                    203,958
           103,235  9.00%, 08/15/16, Pool # 165233                      Aaa                    111,177
           117,196  9.00%, 08/15/16, Pool # 173341                      Aaa                    126,211
           175,823  8.00%, 08/15/22, Pool # 323199                      Aaa                    183,068
           829,270  7.00%, 05/15/23, Pool # 352154                      Aaa                    848,899
           767,078  7.00%, 06/15/23, Pool # 349678                      Aaa                    785,235
         3,098,655  6.50%, 01/15/24, Pool # 370999                      Aaa                  3,130,137
           223,683  8.00%, 09/15/26, Pool # 421495                      Aaa                    232,201
            65,102  8.00%, 09/15/26, Pool # 431341                      Aaa                     67,581
           731,993  8.00%, 09/15/26, Pool # 436476                      Aaa                    759,867
         2,320,000  6.50%, 01/01/28 (B)                                 Aaa                  2,343,220
         1,945,518  6.50%, 10/15/28, Pool # 167426                      Aaa                  1,964,993
            73,870  6.50%, 11/15/28, Pool # 490919                      Aaa                     74,610
                                                                                          ------------
                                                                                            11,771,379
                                                                                          ------------

                    Federal Home Loan
                    Mortgage Corporation (A) - 4.05%
           174,407  9.50%, 03/01/01, Pool # 200029                      Aaa                    180,054
            64,405  6.50%, 06/01/04, Pool # 548801                      Aaa                     64,727
           119,356  6.50%, 08/01/04, Pool # 181863                      Aaa                    120,484
           960,432  7.50%, 01/01/07, Pool # E00071                      Aaa                    987,968
           247,232  8.00%, 04/01/07, Pool # 170014                      Aaa                    255,584
           286,725  8.00%, 09/01/08, Pool # 530125                      Aaa                    294,888
           167,189  8.00%, 04/01/09, Pool # 534627                      Aaa                    170,511
           112,055  8.00%, 06/01/09, Pool # 184989                      Aaa                    115,566
           236,133  8.00%, 08/01/09, Pool # 546108                      Aaa                    243,531
         2,576,953  7.00%, 08/01/10, Pool # E20187                      Aaa                  2,635,449
            26,333  7.00%, 09/01/11, Pool # E65257                      Aaa                     26,935
           347,524  7.00%, 11/01/11, Pool # E65777                      Aaa                    355,468
           877,459  7.00%, 12/01/11, Pool # E20276                      Aaa                    897,517
         1,263,889  7.90%, 07/01/16, Pool # W30001                      Aaa                  1,357,100

                      See Notes to Financial Statements.

                         Investment Grade Income Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1998
--------------------------------------------------------------------------------

                                                                 Moody's Ratings             Value
  Par Value                                                        (unaudited)              (Note 2)
---------------------------------------------------------------------------------------------------------
                    Federal Home Loan
                    Mortgage Corporation (continued)
 $         349,689  8.75%, 05/01/17, Pool # A00870                      Aaa               $    372,020
           302,203  7.50%, 10/01/18, Pool # 304313                      Aaa                    307,954
           451,597  9.50%, 08/01/19, Pool # 555229                      Aaa                    480,811
            15,198  9.50%, 08/01/20, Pool # A00742                      Aaa                     16,353
            19,119  10.00%, 10/01/20, Pool # D13442                     Aaa                     20,691
           197,453  10.00%, 12/01/20, Pool # D06613                     Aaa                    213,788
           210,339  9.50%, 02/01/21, Pool # D06612                      Aaa                    226,204
                                                                                          ------------
                                                                                             9,343,603
                                                                                          ------------
                    Total U.S. Government
                    and Agency Obligations                                                 110,334,740
                    (Cost $107,124,129)                                                   ------------

CORPORATE NOTES AND BONDS - 35.17%

                    Finance - 10.78%
         1,000,000  AON Capital Trust, Series A
                    8.21%, 01/01/27                                     A                    1,140,245
         1,500,000  AT&T Capital Corp., MTN
                    6.25%, 05/15/01                                     Baa                  1,480,114
         1,925,000  BankBoston, MTN
                    6.38%, 04/15/08                                     A                    1,922,563
         1,450,000  BCH Cayman Islands
                    Yankee Subordinated Note, Guaranteed
                    6.50%, 02/15/06                                     A                    1,467,116
         2,000,000  Chase Manhattan Corp.
                    6.38%, 02/15/08                                     A                    2,067,760
         1,000,000  Compass Trust I
                    8.23%, 01/15/27                                     A                    1,062,913
         1,500,000  Conseco Financing Trust III
                    8.80%, 04/01/27                                     Ba                   1,434,616
         1,075,000  First Empire Capital Trust I
                    8.23%, 02/01/27                                     A                    1,162,784
         1,300,000  Ford Motor Credit Co.
                    6.25%, 12/08/05                                     A                    1,335,877
         1,805,000  General Motors Acceptance Corp.
                    Senior Note
                    5.88%, 01/22/03                                     A                    1,818,922
         1,750,000  Homeside Lending, Inc., MTN
                    6.88%, 05/15/00                                     A                    1,772,870
         1,750,000  MBNA Corp., MTN
                    6.96%, 09/12/02                                     Baa                  1,782,685
         2,000,000  Star Banc Corp., Series A, MTN
                    6.97%, 05/01/00                                     A                    2,035,178
         1,700,000  The Money Store, Inc.
                    8.05%, 04/15/02                                     A                    1,815,734
         1,000,000  Travelers Group, Inc.
                    7.25%, 05/01/01                                     Aa                   1,034,033
         1,500,000  U.S. West Capital Funding
                    6.13%, 07/15/02                                     A                    1,533,976
                                                                                          ------------
                                                                                            24,867,386
                                                                                          ------------

                    Industrial  -  5.53%
         1,900,000  Abitibi-Consolidated, Inc.
                    Yankee Note
                    7.40%, 04/01/18                                     Baa                  1,785,185

                                                                 Moody's Ratings             Value
  Par Value                                                        (unaudited)              (Note 2)
---------------------------------------------------------------------------------------------------------
                          Industrial (continued)
 $       1,225,000  Chesapeake Corp.
                    7.20%, 03/15/05                                     Baa               $  1,299,600
         2,450,000  Dillards, Inc.
                    6.13%, 11/01/03                                     Baa                  2,444,909
         1,350,000  Georgia Gulf Corp.
                    7.63%, 11/15/05                                     Ba                   1,430,573
         2,000,000  International Business Machines Corp.
                    6.50%, 01/15/28                                     A                    2,112,340
         2,000,000  News America Holdings, Inc.
                    7.38%, 10/17/08                                     Baa                  2,169,234
         1,500,000  Tyco International Group SA
                    Yankee Subordinated Note
                    6.25%, 06/15/13                                     Baa                  1,515,525
                                                                                          ------------
                                                                                            12,757,366
                                                                                          ------------

                    Utilities - 3.65%
         2,195,000  Connecticut Light & Power Co.
                    First Mortgage, Series 94D
                    7.88%, 10/01/24                                     Ba                   2,297,124
         1,000,000  Empresa Electrica Pehuenche SA
                    Yankee Note
                    7.30%, 05/01/03                                     Baa                    933,995
         2,000,000  K.N. Energy, Inc., Senior Note
                    6.45%, 03/01/03                                     Baa                  2,011,262
         1,250,000  Philadelphia Electric Co.
                    First Mortgage , Series 1992
                    7.50%, 01/15/99                                     Baa                  1,250,645
         1,100,000  Sithe/Independence Funding Corp.
                    Guaranteed, Series A
                    9.00%, 12/30/13                                     Baa                  1,301,410
           580,000  Texas Utilities Electric Co.
                    7.38%, 10/01/25                                     A                      611,900
                                                                                          ------------
                                                                                             8,406,336
                                                                                          ------------

                    Communications - 3.61%
         1,225,000  LCI International, Inc., Senior Note
                    7.25%, 06/15/07                                     A                    1,257,856
         2,000,000  MCI WorldCom, Inc., Note
                    7.75%, 04/01/07                                     Baa                  2,256,172
         1,800,000  Sprint Capital Corp.
                    5.70%, 11/15/03                                     Baa                  1,799,705
         2,550,000  TCI Communications, Inc., Senior Debenture
                    7.88%, 02/15/26                                     Baa                  3,018,236
                                                                                          ------------
                                                                                             8,331,969
                                                                                          ------------

                    Securities  Brokers  and  Dealers  -  2.32%
         2,045,000  Donaldson Lufkin & Jennrette, Inc. Senior Note
                    6.88%, 11/01/05                                     A                    2,106,409
         1,500,000  Legg Mason, Inc., Senior Note
                    6.50%, 02/15/06                                     Baa                  1,551,580
         1,700,000  Paine Webber Group, Inc., Senior Note
                    6.55%, 04/15/08                                     Baa                  1,693,856
                                                                                          ------------
                                                                                             5,351,845
                                                                                          ------------

                      See Notes to Financial Statements.

                         Investment Grade Income Fund

            PORTFOLIO OF INVESTMENTS, Continued. December 31, 1998
--------------------------------------------------------------------------------

                                                                 Moody's Ratings             Value
  Par Value                                                        (unaudited)              (Note 2)
---------------------------------------------------------------------------------------------------------
                    Transportation - 2.17%
 $       1,300,000  AMR Corp.
                    9.50%, 05/15/01                                     Baa               $  1,391,282
           900,000  Consolidated Freightways, Inc.
                    9.13%, 08/15/99                                     Baa                    910,424
         2,003,000  United Air Lines, Inc.
                    9.00%, 12/15/03                                     Baa                  2,210,234
           431,458  United Air Lines, Inc.
                    9.30%, 03/22/08                                     Baa                    486,659
                                                                                          ------------
                                                                                             4,998,599
                                                                                          ------------

                    Oil, Gas, and Petroleum - 2.04%
           700,000  Southwest Gas Corp.
                    Debenture, Series F
                    9.75%, 06/15/02                                     Baa                    780,745
         1,500,000  Tennessee Gas Pipeline Co.
                    7.50%, 04/01/17                                     Baa                  1,597,099
           800,000  Union Pacific Resources, Co.
                    6.50%, 05/15/05                                     Baa                    777,610
         1,500,000  Valero Energy Corp., MTN
                    7.50%, 05/31/01 (I)                                 BBB                  1,554,747
                                                                                          ------------
                                                                                             4,710,201
                                                                                          ------------

                    Publishing - 1.05%
         1,230,000  Time Warner, Inc., Debenture
                    8.05%, 01/15/16                                     Baa                  1,437,864
           750,000  Time Warner, Inc., Debenture
                    9.15%, 02/01/23                                     Baa                    986,110
           675,000  Time Warner Entertainment Co., LP
                    Senior Debenture
                    8.38%, 03/15/23                                     Baa                    825,592
                                                                                          ------------
                                                                                             3,249,566
                                                                                          ------------

                    Electronics - 0.74%
         1,700,000  Clear Channel Communications, Inc.
                    7.25%, 10/15/27                                     Baa                  1,713,017
                                                                                          ------------

                    Processed Foods - 0.73%
         1,500,000  Ralston Purina Co.
                    7.75%, 10/01/15                                     Baa                  1,674,511
                                                                                          ------------

                    Pharmaceuticals - 0.67%
         1,500,000  Watson Pharmaceuticals, Inc.
                    7.13%, 05/15/08                                     Ba                   1,554,457
                                                                                          ------------

                    Consumer Staples - 0.66%
         1,500,000  Black & Decker Corp.
                    6.63%, 11/15/00                                     Baa                  1,524,988
                                                                                          ------------

                    Media - 0.49%
         1,125,000  Hearst-Argyle Television, Inc.
                    Senior Note
                    7.00%, 01/15/18                                     Baa                  1,118,724
                                                                                          ------------

                                                                 Moody's Ratings             Value
  Par Value                                                        (unaudited)              (Note 2)
---------------------------------------------------------------------------------------------------------
                    Engineering and Construction - 0.37%
 $         850,000  Pulte Corp., Senior Note
                    7.00%, 12/15/03                                     Baa               $    846,115
                                                                                          ------------
                    Total Corporate Notes and Bonds                                         81,105,080
                    (Cost $77,846,606)                                                    ------------

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (A) - 12.96%

           980,584  Associates Manufactured Housing
                    6.70%, 03/15/27                                     Aaa                    985,153
         2,350,000  BankBoston RV Asset Backed Trust
                    1997-1, Series A8
                    6.54%, 02/15/09                                     Aaa                  2,424,712
         2,000,000  Barnett Auto Trust, 1997-A, A3
                    6.03%, 11/15/01                                     Aaa                  2,013,440
         1,452,545  Bear Stearns Mortgage Securities, Inc.
                    1995-1, Series 1A, CMO
                    6.48%, 05/25/10                                     Aaa                  1,461,841
         1,250,000  Bear Stearns Mortgage Securities, Inc.
                    1996-1, Series A10, CMO
                    7.75%, 06/25/27                                     Aaa                  1,286,903
           750,000  Carco Auto Loan Master Trust
                    1997-1, Series A
                    6.69%, 08/15/04                                     Aaa                    753,210
         3,000,000  Chase Manhattan Auto Owner Trust
                    1998-A, Series A3
                    5.70%, 09/17/01                                     Aaa                  3,013,740
         1,075,000  Comcast Cable Communications, Inc.
                    8.13%, 05/01/04                                     Baa                  1,186,546
         1,250,000  Donaldson Lufkin & Jennrette Commercial
                    Mortgage Corp., Series 1998-CF2, Class A1A
                    5.88%, 11/12/31                                     Aaa                  1,257,787
         1,677,497  Financial Asset Securitization, Inc.
                    1997-NAMC, Series FXA2, CMO
                    7.75%, 05/25/27 (I)                                 AAA                  1,726,686
         1,599,526  First Plus Home Loan Owner Trust
                    1996-2, Series A5
                    7.47%, 02/20/11                                     Aaa                  1,613,378
         1,299,303  General Motors Acceptance Corp.
                    1996-C1, Series A2A, CMO
                    6.79%, 09/15/03                                     A                    1,340,738
           233,746  Green Tree Financial Corp., 1992-1
                    Series A3
                    6.70%, 10/15/17                                     Aaa                    234,751
         1,416,759  Green Tree Financial Corp., 1994-1
                    Series A3
                    6.90%, 04/15/19                                     Aa                   1,427,441
           282,526  Green Tree Recreation
                    Equipment & Consumer Trust
                    1997-B, Series A1
                    5.55%, 02/15/18                                     Aaa                    282,955
           899,187  Green Tree Recreation
                    Equipment & Consumer Trust
                    6.55%, 07/15/28 (I)                                 AAA                    923,024
           117,601  NationsBank Auto Grantor Trust
                    1995-A, Series B
                    6.00%, 06/15/02                                     A                      118,094

                      See Notes to Financial Statements.

                         Investment Grade Income Fund

            PORTFOLIO OF INVESTMENTS, Continued. December 31, 1998
--------------------------------------------------------------------------------

                                                                 Moody's Ratings             Value
  Par Value                                                        (unaudited)              (Note 2)
---------------------------------------------------------------------------------------------------------
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (continued)

 $       1,312,143  Olympic Automobile Receivables Trust
                    Series 1996-A, Class A-4
                    5.85%, 07/15/01                                     Aaa               $  1,317,221
         1,000,000  PSB Lending Home Loan Owner Trust
                    1997-3, Series A2
                    6.57%, 02/20/13                                     Aaa                  1,006,420
         1,279,442  Residential Asset Securitization Trust
                    Series 1996-A10, Class A-3
                    7.50%, 11/25/11                                     Aaa                  1,283,408
         1,750,000  Resolution Trust Corp.
                    1995-C1, Series A4C, CMO
                    6.85%, 02/25/27                                     Aaa                  1,759,730
           768,860  Vendee Mortgage Trust, 1997-1
                    Series 2B, CMO
                    7.50%, 03/15/13                                     NR                     774,704
           111,855  Western Financial Grantor Trust
                    1995-2, Series A2
                    7.10%, 07/01/00                                     Aaa                    112,511
         1,575,000  WFS Financial Owner Trust, 1998-B
                    6.05%, 04/20/03                                     Aaa                  1,595,672
                                                                                          ------------
                    Total Asset-Backed and
                    Mortgage-Backed Securities                                              29,900,065
                    (Cost $29,599,050)                                                    ------------

COMMERCIAL PAPER (J) - 4.33%

         4,000,000  Enterprise Funding
                    5.55%, 01/08/99                                     A                    3,995,707
         2,000,000  Equilon Enterprises
                    5.30%, 02/11/99                                     A                    1,987,996
         4,000,000  Republic Industries Funding
                    5.63%, 01/13/99                                     A                    3,992,533
                                                                                          ------------
                    Total Commercial Paper                                                   9,976,236
                    (Cost $9,976,236)                                                     ------------

                                                                 Moody's Ratings             Value
  Shares                                                           (unaudited)              (Note 2)
---------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY - 0.56%

         1,294,595  SSgA Prime Money Market Fund                        NR                $  1,294,595
                                                                                          ------------
                    Total Investment Company                                                 1,294,595
                    (Cost $1,294,595)                                                     ------------

Total Investments - 100.86%                                                                232,610,716
(Cost $225,840,616)                                                                       ------------
Net Assets and Other Liabilities - (0.86)%                                                  (1,987,263)
                                                                                          ------------
Net Assets - 100.00%                                                                      $230,623,453
                                                                                          ============

------------
(A)    Pass Through Certificates
(B)    Forward Commitments
(C)    Designated as collateral on Forward Commitment, par value of $5,115,000.
(D)    Designated as collateral on Forward Commitment, par value of $4,565,000.
(E)    Designated as collateral on Forward Commitment, par value of $1,200,000.
(F)    Designated as collateral on Forward Commitment, par value of $650,000.
(G)    Designated as collateral on Forward Commitment, par value of $5,370,000.
(H)    Designated as collateral on Forward Commitment, par value of $65,000.
(I) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.
(J)    Effective yield at time of purchase.
CMO    Collateralized Mortgage Obligations
MTN    Medium Term Note
REMIC  Real Estate Mortgage Conduit


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 1998, the aggregate cost of investment securities for tax purposes was $225,841,417. Net unrealized appreciation (depreciation) aggregated $6,769,299, of which $7,385,489 related to appreciated investment securities and $(616,190) related to depreciated investment securities.

At December 31, 1998, the Portfolio had no capital loss carryforward. During 1998, the Portfolio utilized $1,388,318 of its capital loss carryforward.

OTHER INFORMATION

For the year ended December 31, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $95,407,379 and $87,761,346 of non-governmental issuers, respectively, and $264,424,232 and $237,485,265 of U.S. Government and Agency issuers, respectively.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

Moody's Ratings (unaudited)        S&P Ratings (unaudited)
     Aaa             57.06%     AAA                   1.14%
     Aa               1.06      BBB                   0.67
     A               15.76
     Baa             20.53
     Ba               2.89
     NR (Not Rated)   0.89
                     ------                          ------
                     98.19%                           1.81%
                     ======                          ======

                      See Notes to Financial Statements.

                             Government Bond Fund

                 PORTFOLIO OF INVESTMENTS . December 31, 1998
--------------------------------------------------------------------------------

                                                                      Value
  Par Value                                                          (Note 2)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 87.12%

                 U.S. Treasury Notes - 43.57%
 $    3,700,000  7.13%, 02/29/00                                  $  3,800,595
        700,000  5.50%, 05/31/00                                       708,094
      2,700,000  5.63%, 05/15/01                                     2,764,125
      3,000,000  6.50%, 08/31/01                                     3,135,939
      5,775,000  6.38%, 09/30/01                                     6,025,854
      3,750,000  6.25%, 02/28/02                                     3,918,750
      3,000,000  6.00%, 07/31/02                                     3,126,564
      1,475,000  5.75%, 11/30/02                                     1,529,391
        750,000  5.25%, 08/15/03                                       768,750
      2,525,000  5.75%, 08/15/03                                     2,635,469
        750,000  7.25%, 05/15/04                                       840,469
      5,350,000  6.88%, 05/15/06                                     6,047,174
                                                                  ------------
                                                                    35,301,174
                                                                  ------------

                 Federal National
                 Mortgage Association - 17.96%
        550,000  5.84%, 03/15/01, MTN                                  559,531
      1,425,000  6.18%, 03/15/01, MTN                                1,459,643
      1,850,000  6.45%, 04/23/01, MTN                                1,907,494
        350,000  5.73%, 01/06/03, MTN                                  356,750
        710,475  7.38%, 08/17/03, REMIC, (A)                           720,627
      1,900,000  5.80%, 12/10/03, Note                               1,948,079
      1,350,000  6.82%, 08/23/05, MTN                                1,471,120
        275,000  6.14%, 11/25/05, MTN                                  289,789
        941,479  7.50%, 03/01/07, Pool # 50545 (A)                     968,443
      1,250,000  6.57%, 08/22/07, MTN                                1,360,787
        953,819  6.50%, 05/01/08, Pool # 50730, (A)                    967,611
      1,300,000  8.40%, 02/25/09, Class A3,
                 Series 1996-W2, CMO, (A)                            1,372,475
         86,600  8.00%, 04/01/09, Pool # 111253, (A)                    88,746
        411,481  7.00%, 01/01/10, Pool # 303194 (A)                    420,640
         46,202  6.40%, 11/25/10, Class A2,
                 Series 1995-T2, REMIC                                  46,038
         57,414  7.00%, 05/01/17, Pool #  68635, (A)                    58,387
        534,724  8.00%, 09/01/21, Pool # 70941, (A)                    555,295
                                                                  ------------
                                                                    14,551,455
                                                                  ------------

                 Federal Home Loan
                 Mortgage Corporation - 10.28%
        181,852  9.50%, 03/01/01, Pool # 200029 (A)                    187,740
      1,000,000  6.87%, 03/03/03                                     1,061,013
        700,000  5.75%, 07/15/03                                       719,460
         45,942  6.50%, 06/01/04, Pool # 548801, (A)                    46,172
        104,168  6.50%, 08/01/04, Pool # 181863, (A)                   105,152
        360,665  7.50%, 02/01/07, Pool # E00075, (A)                   371,006
        286,725  8.00%, 09/01/08, Pool # 530125, (A)                   294,888
      2,500,000  5.13%, 10/15/08                                     2,451,690
        979,608  6.50%, 02/01/09, Pool # E00279, (A)                   995,791
        189,764  8.00%, 04/01/09, Pool # 534627, (A)                   193,535
         70,040  8.00%, 06/01/09, Pool # 184989, (A)                    72,234
        236,134  8.00%, 08/01/09, Pool # 546108, (A)                   243,532
        114,415  8.00%, 09/01/09, Pool # 273699, (A)                   116,688

                                                                      Value
  Par Value                                                          (Note 2)
--------------------------------------------------------------------------------
     Federal Home Loan
                 Mortgage Corporation (continued)
 $   332,602  7.90%, 07/01/16, Pool # W30001, (A)                 $    357,132
     211,892  8.00%, 06/01/19, Pool # 544250, (A)                      220,130
     199,199  10.00%, 03/01/21, Pool # A00969, (A)                     215,577
     672,267  6.50%, 06/01/23, Pool # N30118, (A)                      677,201
                                                                  ------------
                                                                     8,328,941
                                                                  ------------


              Federal Farm Credit Bank - 5.84%
   2,000,000  6.71%, 04/25/01, MTN                                   2,073,470
   1,000,000  5.72%, 02/04/03, MTN                                   1,018,953
   1,550,000  6.65%, 08/08/03, MTN                                   1,637,721
                                                                  ------------
                                                                     4,730,144
                                                                  ------------

              Federal Home Loan Bank - 4.37%
   1,500,000  5.61%, 01/23/03, Series LV03                           1,521,501
     550,000  6.55%, 03/07/05, Note, Series FX05                       588,293
   1,350,000  6.19%, 05/06/08, Series EB08                           1,430,250
                                                                  ------------
                                                                     3,540,044
                                                                  ------------

              Government National
              Mortgage Association (A) - 3.29%
     264,137  9.50%, 02/15/06, Pool # 780238                           280,151
      65,946  8.00%, 12/15/06, Pool # 014758                            69,078
      81,376  6.50%, 06/15/09, Pool # 376548                            82,978
   1,621,448  7.00%, 06/15/09, Pool # 374332                         1,668,860
     548,864  7.00%, 06/15/12, Pool # 411797                           564,408
                                                                  ------------
                                                                     2,665,475
                                                                  ------------

              U.S. Treasury Bond - 1.81%
   1,100,000  10.75%, 08/15/05                                       1,466,438
                                                                  ------------
              Total U.S. Government and
              Agency Obligations                                    70,583,671
              (Cost $69,367,585)                                  ------------


ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 8.31%

   1,500,000  American Express Master Trust, 1998-1, Series A
              5.90%, 04/15/04                                        1,528,785
     658,392  Associates Manufactured Housing, 1996-1, Series A2
              6.70%, 03/15/27                                          661,460
   1,550,000  Chase Credit Card Master Trust, 1997-2, Series A
              6.30%, 04/15/03                                        1,575,591
   1,500,000  Discover Card Master Trust, 1998-2, Series  A
              5.80%, 09/16/03                                        1,506,495
      45,204  Green Tree Recreation Equipment & Consumer Trust
              Class A1, Series 1996-A
              5.55%, 02/15/18                                           45,273
   1,400,000  Premier Auto Trust, 1996-4, Series A4
              6.40%, 10/06/01                                        1,414,826
                                                                  ------------
              Total Asset-Backed and
              Mortgage-Backed Securities                             6,732,430
              (Cost $6,664,459)                                   ------------

                      See Notes to Financial Statements.

                             Government Bond Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1998
--------------------------------------------------------------------------------

                                                                      Value
  Par Value                                                          (Note 2)
--------------------------------------------------------------------------------
MUNICIPAL BOND - 1.38%

              Tennessee - 1.38%
 $ 1,100,000  Tennessee Valley Authority, Series D
              6.00%, 11/01/00                                     $  1,120,536
                                                                  ------------
              Total Municipal Bond                                   1,120,536
              (Cost $1,104,297)                                   ------------



                                                                      Value
  Shares                                                             (Note 2)
--------------------------------------------------------------------------------
INVESTMENT COMPANY - 1.74%

   1,408,124  SSgA Prime Money Market Fund                        $  1,408,124
                                                                  ------------
Total Investment Company                                             1,408,124
(Cost $1,408,124)                                                 ------------

Total Investments - 98.55%                                          79,844,761
(Cost $78,544,465)                                                ------------

Net Other Assets and Liabilities - 1.45%                             1,173,677
                                                                  ------------
Net Assets - 100.00%                                              $ 81,018,438
                                                                  ============

----------------------------------------------
(A)    Pass Through Certificates
CMO    Collateralized Mortgage Obligations
MTN    Medium Term Note
REMIC  Real Estate Mortgage Investment Conduit


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 1998, the aggregate cost of investment securities for tax purposes was $78,596,160. Net unrealized appreciation (depreciation) aggregated $1,248,601, of which $1,413,511 related to appreciated investment securities and $(164,910) related to depreciated investment securities.

At December 31, 1998, the Portfolio had capital loss carryforwards which expire as follows: $1,176,161 in 2002, $515,322 in 2003, $461,593 in 2004; and $64,602
in 2005. During 1998, the Portfolio utilized $368,633 of its capital loss carryforward.

OTHER INFORMATION

For the year ended December 31, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $10,628,738 and $9,259,976 of non-governmental issuers, respectively, and $52,487,801 and $30,811,986 of U.S. Government and Agency issuers, respectively.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

     Moody's Ratings (unaudited)

     Aaa               98.24%
     NR (Not Rated)     1.76
                      ------
                      100.00%
                      ======


                      See Notes to Financial Statements.

                               Money Market Fund

                 PORTFOLIO OF INVESTMENTS . December 31, 1998
--------------------------------------------------------------------------------

                                                                      Value
  Par Value                                                          (Note 2)
--------------------------------------------------------------------------------
CORPORATE NOTES AND BONDS - 34.00%

               Finance - 13.32%
$  2,150,000   Associates Corp.of North America, MTN
               5.75%, 02/12/99                                    $  2,150,099
   1,000,000   Associates Corp.of North America, MTN
               6.75%, 06/28/99                                       1,003,742
   1,530,000   Chrysler Financial Corp., MTN
               5.28%, 02/16/99                                       1,529,768
   3,500,000   CIT Group Holdings, Inc., Senior MTN
               5.07%, 01/27/99*                                      3,499,879
   1,000,000   CIT Group Holdings, Inc., Senior MTN
               6.20%, 06/17/99                                       1,001,974
     232,443   Compass Auto Receivables Trust
               5.66%, 07/15/99                                         232,443
   2,050,615   Copelco Capital Funding Corp., Series 1998-A
               5.68%, 08/16/99                                       2,050,615
   1,250,000   Ford Motor Credit Co.
               5.63%, 01/15/99                                       1,250,059
     700,000   Ford Motor Credit Co., MTN
               8.21%, 03/16/99                                         703,362
   3,650,000   General Motors Acceptance Corp., MTN
               5.70%, 02/09/99                                       3,649,555
   4,000,000   General Motors Acceptance Corp.
               8.00%, 10/01/99                                       4,077,732
     715,000   General Motors Acceptance Corp., MTN
               5.24%, 12/09/99*                                        714,189
   1,500,000   Household Financial Corp., Ltd., Yankee Note
               7.13%, 04/30/99                                       1,506,016
   1,000,000   International Lease Finance Corp., MTN
               6.05%, 04/30/99                                       1,000,765
   6,000,000   Liberty Lighthouse US Capital
               5.02%, 08/16/99* (B)                                  6,000,000
   6,000,000   Liberty Lighthouse US Capital
               5.23%, 09/15/99 * (B)                                 6,000,000
   1,000,000   PACCAR Financial Corp., MTN
               6.46%, 05/19/99                                       1,002,427
   5,050,000   Sears Roebuck Acceptance Corp., MTN
               6.54%, 05/06/99                                       5,062,495
   2,325,000   SunAmerica, Inc.
               6.20%, 10/31/99                                       2,345,051
                                                                  ------------
                                                                    44,780,171
                                                                  ------------

               Security Brokers and Dealers - 11.72%
   3,000,000   Bear Stearns Cos., Inc., Series B, MTN
               5.52%, 01/12/99*                                      2,999,808
   6,000,000   Bear Stearns Cos., Inc., Series B, MTN
               5.19%, 08/25/99*                                      6,000,000
   7,000,000   Donaldson Lufkin & Jenrette, Inc., MTN
               5.56%, 10/05/99*                                      7,000,000
   2,500,000   Lehman Brothers Holdings, Inc., MTN
               5.47%, 02/12/99*                                      2,500,125
   5,050,000   Lehman Brothers Holdings, Inc.
               7.63%, 07/15/99                                       5,096,769
   4,150,000   Merrill Lynch & Co., Inc.
               6.38%, 03/30/99                                       4,157,744
   5,000,000   Paine Webber Group, Inc., MTN
               5.29%, 03/10/99*                                      5,000,000


                                                                      Value
  Par Value                                                          (Note 2)
--------------------------------------------------------------------------------
               Security Brokers and Dealers(continued)
$  5,500,000   Paine Webber Group, Inc., MTN
               6.05%, 10/21/99*                                   $  5,500,000
   1,164,000   Salomon-Smith Barney Holdings
               5.50%, 01/15/99                                       1,163,857
                                                                  ------------
                                                                    39,418,303
                                                                  ------------

               Commercial Banks - 7.62%
   3,000,000   Bankers Trust Corp.
               4.96%, 08/09/99* (B)                                  2,984,978
   1,691,000   Chase Manhattan Corp.
               7.75%, 11/01/99                                       1,725,158
   2,500,000   Chemical Banking Corp., MTN
               5.58%, 10/26/99*                                      2,505,786
   2,345,000   Citicorp
               9.00%, 04/15/99                                       2,369,100
   2,000,000   First Chicago Corp.
               9.00%, 06/15/99                                       2,027,709
   1,000,000   First Interstate Bancorp, Senior Subordinated Note
               8.63%, 04/01/99                                       1,006,673
   3,500,000   First Union National Bank, MTN
               4.98%, 04/30/99*                                      3,500,000
   3,500,000   Fleet Credit Card, MTN
               5.89%, 04/15/99*                                      3,502,483
   3,000,000   Key Bank N.A., MTN
               4.87%, 01/14/99*                                      2,999,971
   3,000,000   Rabobank Nederland, MTN
               6.45%, 08/16/99                                       3,014,216
                                                                  ------------
                                                                    25,636,074
                                                                  ------------

               Communication - 0.59%
   2,000,000   MCI Communications Corp.
               5.41%, 03/16/99*                                      2,000,555
                                                                  ------------

               Industrial - 0.45%
   1,000,000   Sears  Roebuck & Co.,  MTN
               5.86%,  01/22/99                                        999,993
     500,000   Sears Roebuck & Co., Debenture
               8.20%, 04/15/99*                                        503,202
                                                                  ------------
                                                                     1,503,195
                                                                  ------------

               Utilities - 0.30%
  1,000,000    Virginia Electric & Power Co., MTN, Series C
               9.30%, 06/09/99                                       1,015,036
                                                                  ------------

               Total Corporate Notes and Bonds                     114,353,334
               (Cost $114,353,334)                                ------------

U.S. GOVERNMENT AGENCY OBLIGATION (A) - 4.46%

               Federal Home Loan Bank - 4.46%
 15,000,000    4.60%, 11/03/99                                      15,000,000
                                                                  ------------

               Total U.S. Government
               Agency Obligation                                    15,000,000
               (Cost $15,000,000)                                 ------------

                      See Notes to Financial Statements.

                               Money Market Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1998
--------------------------------------------------------------------------------

                                                                      Value
  Par Value                                                          (Note 2)
--------------------------------------------------------------------------------
MUNICIPAL BOND - 2.08%

               Connecticut - 2.08%
$ 7,000,000    Connecticut State Housing Finance Authority
               6.00%, 11/15/16*                                   $  7,000,000
                                                                  ------------
               Total Municipal Bond                                  7,000,000
               (Cost $7,000,000)                                  ------------

COMMERCIAL PAPER (A) - 46.66%

               Finance - 28.17%
  1,000,000    American Honda Finance Corp.
               5.47%, 01/15/99                                         997,912
  1,989,000    Barton Capital Corp.
               5.46%, 01/12/99 (C)                                   1,985,742
  3,000,000    Barton Capital Corp.
               5.45%, 02/02/99 (C)                                   2,985,760
  2,500,000    Bayerische Vereinsbank, AG
               5.87%, 02/02/99                                       2,498,781
  8,000,000    Block Financial Corp.
               5.35%, 02/26/99                                       7,934,418
  4,000,000    Credit Suisse First Boston, Inc.
               5.27%, 02/24/99 (C)                                   3,968,800
  5,000,000    Equilon Enterprises
               5.35%, 02/25/99                                       4,959,743
  7,000,000    Frontier Corp.
               5.63%, 01/04/99 (C)                                   6,996,733
  3,742,000    Frontier Corp.
               5.57%, 01/06/99 (C)                                   3,739,115
  4,000,000    Frontier Corp.
               5.16%, 03/29/99 (C)                                   3,950,700
  2,500,000    Holland Ltd Securitization, Inc.
               5.34%, 03/24/99 (C)                                   2,469,990
 10,000,000    Iowa Student Loan
               5.63%, 01/20/99                                       9,970,445
  2,871,000    Mont Blanc Capital Corp.
               5.69%, 01/26/99 (C)                                   2,859,735
  5,000,000    National Rural Utilities Cooperative Finance Corp.
               5.08%, 02/08/99                                       4,973,611
  1,500,000    Pegasus Three, Ltd.
               5.49%, 02/26/99 (C)                                   1,487,353
  5,000,000    Republic Industrial Funding Corp.
               5.58%, 01/13/99                                       4,990,750
 10,000,000    Trident Capital Finance, Inc.
               5.95%, 01/04/99 (C)                                   9,995,042
  8,000,000    Vattenfall Treasury, Inc.
               5.98%, 01/05/99                                       7,994,693
  2,000,000    Westways Funding I, Ltd.
               5.40%, 01/29/99 (C)                                   1,991,725
  8,000,000    Westways Funding II, Ltd.
               5.48%, 01/27/99 (C)                                   7,968,627
                                                                  ------------
                                                                    94,719,675
                                                                  ------------

                                                                      Value
  Par Value                                                          (Note 2)
--------------------------------------------------------------------------------
               Industry - 10.02%
$ 9,000,000    Cooperative Association Tractor Dealers
               5.46%, 01/15/99                                    $  8,980,925
  2,300,000    Dakota
               5.55%, 01/08/99                                       2,297,540
  7,000,000    Dakota
               5.32%, 01/13/99                                       6,987,750
 10,000,000    GTE Corp.
               5.65%, 01/22/99 (C)                                   9,967,217
    500,000    Lexington Parker Capital Co.
               5.67%, 01/19/99 (C)                                     498,600
  5,000,000    Lexington Parker Capital Co.
               5.61%, 01/27/99 (C)                                   4,979,958
                                                                  ------------
                                                                    33,711,990
                                                                  ------------

               Securities Brokers and Dealers - 6.22%
  4,000,000    Donaldson Lufkin & Jenrette, Inc.
               5.83%, 01/12/99                                       3,992,972
  8,000,000    Goldman Sachs Group
               5.37%, 02/26/99                                       7,934,791
  7,000,000    Morgan Stanley, Dean Witter Discover & Co.
               5.45%, 01/22/99                                       6,978,154
  2,000,000    Paine Webber Group, Inc.
               5.76%, 01/25/99                                       1,992,507
                                                                  ------------
                                                                    20,898,424
                                                                  ------------

               Banking - 1.46%
  5,000,000    UniBanco - Grand Cayman
               5.54%, 04/15/99                                       4,921,451

               Utilities - 0.79%
  2,707,000    Songs Fuel Co.
               5.15%, 06/21/99                                       2,642,452
                                                                  ------------
               Total Commercial Paper                              156,893,992
               (Cost $156,893,992)                                ------------

CERTIFICATES OF DEPOSIT - 4.76%

  5,000,000    National Bank of Canada
               5.21%, 02/17/99                                       5,000,065
  4,500,000    National Bank of Canada
               5.73%, 06/07/99                                       4,498,888
  6,500,000    Sanwa Bank, Ltd., New York
               5.66%, 04/05/99                                       6,500,165
                                                                  ------------
               Total Certificates of Deposit                        15,999,118
               (Cost $15,999,118)                                 ------------


See Notes to Financial Statements

                               Money Market Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1998
--------------------------------------------------------------------------------

                                                                      Value
  Par Value                                                          (Note 2)
--------------------------------------------------------------------------------
               REPURCHASE AGREEMENT - 6.32%

$21,241,626    Lehman Brothers Holdings, Inc.
               Repurchase Agreement
               4.95%, 01/07/99, Dated 12/03/98
               Repurchase Price $21,318,156
               (Collateralized by Government Agencies
               7.00% - 7.50%, Due 08/01/10 thru 10/01/25,
               Total Par $21,306,437,
               Market Value $21,944,998)                          $ 21,241,626
                                                                  ------------
               Total Repurchase Agreement                           21,241,626
               (Cost $21,241,626)                                 ------------

               INVESTMENT COMPANIES - 0.95%

    783,415    SSgA Prime Money Market Fund                       $    783,415
  2,396,817    Scudder Institutional Money Market Fund               2,396,817
                                                                  ------------
               Total Investment Companies                            3,180,232
               (Cost $3,180,232)                                  ------------

Total Investments - 99.23%                                         333,668,302
(Cost $333,668,302)
Net Other Assets and Liabilities - 0.77%                             2,585,045
                                                                  ------------
Net Assets - 100.00%                                              $336,253,347
                                                                  ============


* Variable rate security. The rate shown reflects rate in effect at December 31, 1998.
(A)  Effective yield at time of purchase
(B) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 1998, these securities amounted to $14,984,978 or 4.46% of net assets.
(C) Security exempt from registration under section 4(2) of the Securities Act of 1933, as amended. This security may be resold to qualified institutional buyers. At December 31, 1998, these securities amounted to $65,845,097 or 19.58% of net assets.
MTN  Medium Term Note


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 1998, the aggregate cost of investment securities for tax purposes was $333,668,302.

As of December 31, 1998, the Portfolio had capital loss carryforwards which expire as follows: $347 in 2002, $144 in 2003, $35,977 in 2004, $8,154 in 2005;
and $52,338 in 2006.


OTHER INFORMATION

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

     Moody's Ratings (unaudited)
       Aaa              92.68%
       NR (Not Rated)    7.32
                       ------
                       100.00%
                       ======

                      See Notes to Financial Statements.

                          Allmerica Investment Trust

      STATEMENTS OF ASSETS AND LIABILITIES (in 000's) . December 31, 1998

------------------------------------------------------------------------------------------------------------------------------------

                                                    Select         Select           Select             Select            Select
                                                   Emerging      Aggressive        Capital        Value Opportunity  International
                                                 Markets Fund   Growth Fund   Appreciation Fund         Fund          Equity Fund
------------------------------------------------------------------------------------------------------------------------------------

ASSETS:
Investments (Note 2):
  Investments at cost...........................    $22,471      $558,819         $281,412            $257,900          $402,033
  Repurchase agreements at cost.................          -             -                -                   -                 -
  Net unrealized appreciation (depreciation)....     (2,022)      199,270           29,857              18,882           104,049
                                                    -------      --------         --------            --------          --------
     Total investments at value.................     20,449       758,089          311,269             276,782           506,082
Cash and foreign currency (Notes 2 and 7)*......        397             2                -                   -               653
Short-term investments held as collateral
  for securities loaned (Note 2)................          -       124,868                -                   -                 -
Receivable for investments sold.................        112             -            3,572                 184                 -
Receivable for shares sold......................         19             -               24                  22                 -
Receivable for foreign currency sold............        172             -                -                   -                 -
Receivable for variation margin.................          -             -                -                   -                 -
Interest and dividend receivables...............         44           285              127                 211             1,486
Deferred organizational expense (Note 2)........          -             -                2                   -                 -
Dividend tax reclaim receivables................          -             -               11                   -               393
                                                    -------      --------         --------            --------          --------
     Total Assets...............................     21,193       883,244          315,005             277,199           508,614
                                                    -------      --------         --------            --------          --------
LIABILITIES:
Payable for investments purchased...............        125         2,542            4,007               8,477                 -
Payable for foreign currency purchased..........         56             -                -                   -                 -
Payable for shares repurchased..................          -         2,476              101                  71               988
Payable to custodian............................          -             -               22                   8                 -
Collateral for securities loaned................          -       124,868                -                   -                 -
Net unrealized depreciation on
  forward currency contracts (Notes 2 and 8)....         63             -                -                   -             1,600
Advisory fee payable (Note 3)...................         17           525              225                 195               374
Trustees' fees and expenses payable.............          -             3                1                   1                 2
Accrued expenses and other payables.............         59            89               67                  42                97
                                                    -------      --------         --------            --------          --------
     Total Liabilities..........................        320       130,503            4,423               8,794             3,061
                                                    -------      --------         --------            --------          --------
NET ASSETS......................................    $20,873      $752,741         $310,582            $268,405          $505,553
                                                    =======      ========         ========            ========          ========
NET ASSETS consist of
Paid-in capital (Note 6)........................    $25,563      $555,762         $281,226            $232,957          $414,055
Undistributed (distribution in excess of)
  net investment income (loss)..................        193             -             (264)                  2            (2,522)
Accumulated (distribution in excess of) net
  realized gain (loss) on investments sold,
  foreign currency transactions and futures
  contracts.....................................     (2,783)       (2,291)            (237)             16,564            (8,492)
Net unrealized appreciation (depreciation) of
  investments, assets and liabilities in
  foreign currency and futures contracts........     (2,100)      199,270           29,857              18,882           102,512
                                                    -------      --------         --------            --------          --------
TOTAL NET ASSETS................................    $20,873      $752,741         $310,582            $268,405          $505,553
                                                    =======      ========         ========            ========          ========
Shares of beneficial interest outstanding
(unlimited authorization, no par value)
(in 000's)......................................     26,620       305,982          189,354             159,227           327,959
NET ASSET VALUE,
Offering and redemption price per share
(Net Assets/Shares Outstanding).................    $ 0.784      $  2.460         $  1.640            $  1.686          $  1.542
                                                    =======      ========         ========            ========          ========

---------------------------------------------------------------------------
* Cost $412 and $627, for Select Emerging Markets and Select International Equity, respectively.


                      See Notes to Financial Statements.

                          Allmerica Investment Trust

------------------------------------------------------------------------------------------------------------------------
   Select          Select                  Equity    Select Growth     Select    Investment Grade  Government   Money
   Growth        Strategic     Growth      Index      and Income       Income         Income          Bond      Market
    Fund        Growth Fund     Fund        Fund          Fund          Fund           Fund           Fund       Fund
------------------------------------------------------------------------------------------------------------------------
  $560,636        $14,759     $692,335    $311,534     $545,906       $157,701       $225,841       $78,545    $312,427
        -               -            -           -            -              -              -             -      21,241
   252,682            425      172,580     170,157       99,356          1,001          6,770         1,300           -
  --------        -------     --------    --------     --------       --------       --------       -------    --------
   813,318         15,184      864,915     481,691      645,262        158,702        232,611        79,845     333,668
         2             92           51          13           73              -            389             6          10

         -              -            -           -            -              -              -             -           -
     2,360              -        5,292           -            -          9,219             44            34           -
       109             45           30           -          202             27              3            81       2,480
         -              -            -           -            -              -              -             -           -
         -              -            -          11            -              -              -             -           -
     1,147             11          957         521          979          1,714          2,741         1,104       1,941
         -              -            -           -            -              -              -             -           -
         -              -            -           -            -              -              -             -           -
  --------        -------     --------    --------     --------       --------       --------       -------    --------
   816,936         15,332      871,245     482,236      646,516        169,662        235,788        81,070     338,099
  --------        -------     --------    --------     --------       --------       --------       -------    --------

       938            467       10,267           -            -          9,122          5,038             -       1,749
         -              -            -           -            -              -              -             -           -
        17              -          250         190            -              -              -             -           2
         -              -            -           -            -              -              -             -           -
         -              -            -           -            -              -              -             -           -
         -              -            -           -            -              -              -             -           -
       517              7          310         111          356             71             84            34          70
         3              -            4           2            3              1              1             1           1
        71             19           81          56           71             18             42            17          24
  --------        -------     --------    --------     --------       --------       --------       -------    --------
     1,546            493       10,912         359          430          9,212          5,165            52       1,846
  --------        -------     --------    --------     --------       --------       --------       -------    --------
  $815,390        $14,839     $860,333    $481,877     $646,086       $160,450       $230,623       $81,018    $336,253
  ========        =======     ========    ========     ========       ========       ========       =======    ========

  $530,572        $14,870     $602,557    $311,394     $492,384       $158,012       $223,428       $81,905    $336,350

       504              -          140           -           58             99            224            82           -

    31,632           (456)      85,056         256       54,288          1,338            201        (2,269)        (97)

   252,682            425      172,580     170,227       99,356          1,001          6,770         1,300           -
  --------        -------     --------    --------     --------       --------       --------       -------    --------
  $815,390        $14,839     $860,333    $481,877     $646,086       $160,450       $230,623       $81,018    $336,253

   335,794         15,248      304,511     141,391      363,138        155,548        203,784        75,884     336,352
  ========        =======     ========    ========     ========       ========       ========       =======    ========

  $  2.428        $ 0.973     $  2.825    $  3.408     $  1.779       $  1.032       $  1.132       $ 1.068    $  1.000
  ========        =======     ========    ========     ========       ========       ========       =======    ========

                          Allmerica Investment Trust

  STATEMENTS OF OPERATIONS (in 000's) . For the year ended December 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
                                                    Select         Select           Select             Select            Select
                                                   Emerging      Aggressive        Capital        Value Opportunity  International
                                                 Markets Fund*  Growth Fund   Appreciation Fund         Fund          Equity Fund
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest (Note 2).............................    $    68       $   607         $    754             $   997           $ 1,047
  Dividends (Note 2)............................        469         2,775              676               3,435             9,065
  Securities lending income (Note 2)............          -           399                -                   -               144
  Less net foreign taxes withheld...............        (10)            -              (11)                  -            (1,067)
                                                    -------      --------         --------            --------          --------
     Total investment income....................        527         3,781            1,419               4,432             9,189
                                                    -------      --------         --------            --------          --------

EXPENSES
  Investment advisory fees (Notes 3 and 4)......        226         5,978            2,417               2,139             4,117
  Custodian and securities lending fees
    (Note 3)....................................         96           132               33                  28               305
  Fund accounting fees (Note 3).................         38            90               55                  52                65
  Legal fees....................................          -            13                8                   5                 9
  Audit fees....................................         47            25               20                  19                25
  Trustees' fees and expenses (Note 3)..........          1            22                8                   7                14
  Reports to shareholders.......................          8           164              130                  76               121
  Amortization of organization costs
    (Note 2)....................................          -             -                1                   -                 -
  Insurance.....................................          -             1                -                   -                 1
  Miscellaneous.................................         10            13                3                   4                 7
                                                    -------      --------         --------            --------          --------
    Total expenses before reductions and waiver.        426         6,438            2,675               2,330             4,664
    Less reductions (Note 5)....................         (1)         (229)             (41)                (97)              (25)
    Less reimbursement/waiver (Notes 3 and 4)...        (59)            -                -                 (32)                -
                                                    -------      --------         --------            --------          --------
    Total expenses net of reductions and waiver.        366         6,209            2,634               2,201             4,639
                                                    -------      --------         --------            --------          --------
NET INVESTMENT INCOME (LOSS)....................        161        (2,428)          (1,215)              2,231             4,550
                                                    -------      --------         --------            --------          --------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS (Note 2):
  Net realized gain (loss) on investments sold..     (2,784)         (367)          49,639              16,620            (4,928)
  Net realized gain  on futures contracts.......          -             -              336                   -                 -
  Net realized gain (loss) on foreign
    currency transactions.......................         70             -             (392)                  -            (2,698)
  Net change in unrealized appreciation
    (depreciation) of assets and liabilities
    in foreign currency.........................        (78)            -                -                   -            (2,694)
  Net change in unrealized appreciation
    (depreciation) of investments and futures
    contracts...................................     (2,022)       71,945          (11,429)             (8,160)           72,777
                                                    -------      --------         --------            --------          --------
NET GAIN (LOSS) ON INVESTMENTS..................     (4,814)       71,578           38,154               8,460            62,457
                                                    -------      --------         --------            --------          --------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS..............    $(4,653)     $ 69,150         $ 36,939            $ 10,691          $ 67,007
                                                    =======      ========         ========            ========          ========

------------------------------------------------------------------------------
* The Select Emerging Markets Fund and Select Strategic Growth Fund commenced operations on February 20, 1998.


                      See Notes to Financial Statements.

                          Allmerica Investment Trust


------------------------------------------------------------------------------------------------------------------------
   Select          Select                  Equity    Select Growth     Select    Investment Grade  Government   Money
   Growth        Strategic     Growth      Index      and Income       Income         Income          Bond      Market
    Fund        Growth Fund*    Fund        Fund          Fund          Fund           Fund           Fund       Fund
------------------------------------------------------------------------------------------------------------------------
  $    995        $    43    $   2,153    $     46     $  2,382       $  8,517       $ 13,758       $ 4,201    $ 15,544
     4,780             82       10,048       5,684        8,498            175            249            47         264
         -              -            -           -            -              -              -             -           -
         -              -            -           -            -              -              -             -           -
  --------        -------     --------    --------     --------       --------       --------       -------    --------
     5,775            125       12,201       5,730       10,880          8,692         14,007         4,248      15,808
  --------        -------     --------    --------     --------       --------       --------       -------    --------

     5,112             69        3,520       1,087        3,791            721            933           339         731
        39              6           48          51           31             20             25            12          26
        87             23           99          75           87             54             66            41          52
        11              -           15           7           10              3              4             1           6
        21             22           25          20           21             19             20            19          18
        19              1           25          12           18              4              7             2           9
       130             10          144          87           99             17             56            15          33
         -              -            -           -            -              -              -             -           -
         1              -            2           1            1              -              -             -           6
         2              3           10          14           12              5              2             7           7
  --------        -------     --------    --------     --------       --------       --------       -------    --------
     5,422            134        3,888       1,354        4,070            843          1,113           436         888
      (151)            (6)        (208)          -         (176)             -              -             -           -
        -             (37)           -           -            -              -              -             -           -
  --------        -------     --------    --------     --------       --------       --------       -------    --------
     5,271             91        3,680       1,354        3,894            843          1,113           436         888
  --------        -------     --------    --------     --------       --------       --------       -------    --------
       504             34        8,521       4,376        6,986          7,849         12,894         3,812      14,920
  --------        -------     --------    --------     --------       --------       --------       -------    --------


    32,636           (456)      86,003      11,382       54,948          2,478          1,767           434         (52)
         -              -            -          29            -              -              -             -           -
         -              -            -           -            -              -              -             -           -

         -              -            -           -            -              -              -             -           -

   159,491            425       45,169      80,293       21,673         (1,811)         1,626           654           -
  --------        -------     --------    --------     --------       --------       --------       -------    --------

   192,127            (31)     131,172      91,704       76,621            667          3,393         1,088         (52)
  --------        -------     --------    --------     --------       --------       --------       -------    --------

  $192,631        $     3     $139,693    $ 96,080     $ 83,607       $  8,516       $ 16,287       $ 4,900    $ 14,868
  ========        =======     ========    ========     ========       ========       ========       =======    ========

                          Allmerica Investment Trust

                STATEMENTS OF CHANGES IN NET ASSETS (in 000's)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                    Select Emerging           Select Aggressive            Select Capital
                                                     Markets Fund*               Growth Fund              Appreciation Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                     Period Ended
                                                     December 31,          Years Ended December 31,    Years Ended December 31,
                                                         1998                1998           1997         1998           1997
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS at beginning of period...............     $ 20,000(B)           $ 604,123     $ 407,442    $ 240,526      $ 142,680
                                                     --------              ---------     ---------    ---------      ---------
Increase (decrease) in net assets
resulting from operations:
  Net investment income (loss)..................          161                 (2,428)       (2,312)      (1,215)          (704)
  Net realized gain (loss) on investments sold
   and foreign currency transactions............       (2,714)                  (367)       38,455       49,583            243
  Net change in unrealized appreciation
   (depreciation) of investments and assets
   and liabilities in foreign currency..........       (2,100)                71,945        49,159      (11,429)        30,340
                                                     --------              ---------     ---------    ---------      ---------
  Net increase (decrease) in net assets
   resulting from operations....................       (4,653)                69,150        85,302       36,939         29,879
                                                     --------              ---------     ---------    ---------      ---------

Distributions to shareholders from:
  Net investment income.........................          (37)                     -             -            -              -
  Distribution in excess of net
   investment income............................            -                      -             -            -              -
  Net realized gain on investments..............            -                      -       (45,242)     (47,014)             -
  Distribution in excess of net
   realized gain on investments.................            -                      -        (1,941)           -              -
                                                     --------              ---------     ---------    ---------      ---------
     Total distributions........................          (37)                     -       (47,183)     (47,014)             -
                                                     --------              ---------     ---------    ---------      ---------

Capital share transactions:
  Net proceeds from sales of shares.............        5,729                102,931       125,270       52,851         72,527
  Issued to shareholders in
   reinvestment of distributions................           37                      -        47,183       47,014              -
  Cost of shares repurchased....................         (203)               (23,463)      (13,891)     (19,734)        (4,560)
                                                     --------              ---------     ---------    ---------      ---------
     Net increase from capital share
      transactions..............................        5,563                 79,468       158,562       80,131         67,967
                                                     --------              ---------     ---------    ---------      ---------
     Total increase (decrease) in net
      assets....................................          873                148,618       196,681       70,056         97,846
                                                     --------              ---------     ---------    ---------      ---------

NET ASSETS at end of period (including line A)..     $ 20,873              $ 752,741     $ 604,123    $ 310,582      $ 240,526
                                                     ========              =========     =========    =========      =========

(A) Undistributed (distribution in excess of)
   net investment income (loss).................     $    193              $       -     $       -    $    (264)     $     (11)
                                                     ========              =========     =========    =========      =========

OTHER INFORMATION:
Share transactions:
  Sold..........................................        6,831                 46,519        56,853       31,712         48,567
  Issued to shareholders in reinvestment of
   distributions................................           48                      -        21,321       28,667             -
  Repurchased...................................         (259)               (12,098)       (6,666)     (12,704)        (2,995)
                                                     --------              ---------     ---------    ---------      ---------

     Net increase in shares outstanding.........        6,620                 34,421        71,508       47,675         45,572
                                                     ========              =========     =========    =========      =========

-----------------------------------------------------------------------------
* The Select Emerging Markets Fund and the Select Strategic Growth Fund commenced operations on February 20, 1998.
(B) Represents initial seed money and shares. Original shares were priced at $1.00.


                      See Notes to Financial Statements.

                          Allmerica Investment Trust


---------------------------------------------------------------------------------------------------------------------------------
      Select Value               Select International          Select Growth        Select Strategic
    Opportunity Fund                 Equity Fund                   Fund                Growth Fund*           Growth Fund
---------------------------------------------------------------------------------------------------------------------------------
                                                                                      Period Ended
  Years Ended December 31,     Years Ended December 31,    Years Ended December 31,    December 31,    Years Ended December 31,
    1998           1997          1998           1997         1998           1997          1998           1998           1997
---------------------------------------------------------------------------------------------------------------------------------
  $ 202,139      $ 113,969     $ 397,915     $ 246,877      $ 470,356     $ 228,551   $ 5,000/(B)/     $ 728,679      $ 556,751
  ---------      ---------     ---------     ---------      ---------     ---------   -------          ---------      ---------
      2,231          1,135         4,550         3,941            504         1,457        34              8,521          9,740

     16,620         26,736        (7,626)       14,653         32,636        27,996      (456)            86,003        108,102

     (8,160)         6,770        70,083        (6,505)       159,491        68,271       425             45,169         24,922
  ---------      ---------     ---------     ---------      ---------     ---------   -------          ---------      ---------


     10,691         34,641        67,007        12,089        192,631        97,724         3            139,693        142,764
  ---------      ---------     ---------     ---------      ---------     ---------   -------          ---------      ---------
     (2,255)        (1,109)       (6,430)       (5,222)           (94)       (1,356)      (34)            (8,516)        (9,604)

         --             --            --        (3,846)            --            --        (1)                --             --
       (835)       (26,701)           --       (12,588)        (6,735)      (23,994)       --             (8,113)      (117,671)
         --             --            --           --              --            --        --                 --             --
  ---------      ---------     ---------     ---------      ---------     ---------   -------          ---------      ---------

     (3,090)       (27,810)       (6,430)      (21,656)        (6,829)      (25,350)      (35)           (16,629)      (127,275)
  ---------      ---------     ---------     ---------      ---------     ---------   -------          ---------      ---------

     59,689         54,787       141,035       156,121        167,762       148,448    10,823             28,087         45,743
      3,090         27,810         6,430        21,656          6,829        25,350        35             16,629        127,275
     (4,114)        (1,258)     (100,404)      (17,172)       (15,359)       (4,367)     (987)           (36,126)       (16,579)
  ---------      ---------     ---------     ---------      ---------     ---------   -------          ---------      ---------

     58,665         81,339        47,061       160,605        159,232       169,431     9,871              8,590        156,439
  ---------      ---------     ---------     ---------      ---------     ---------   -------          ---------      ---------

     66,266         88,170       107,638       151,038        345,034       241,805     9,839            131,654        171,928
  ---------      ---------     ---------     ---------      ---------     ---------   -------          ---------      ---------
   $268,405       $202,139      $505,553      $397,915       $815,390      $470,356   $14,839           $860,333       $728,679
  =========      =========     =========     =========      =========     =========   =======          =========      =========

   $      2       $     26      $ (2,522)     $  2,056       $    504      $    101   $    --           $    140       $    135
  =========      =========     =========     =========      =========     =========   =======          =========      =========


     35,634         32,573        94,467       110,808         80,682        88,503    11,408             11,374         17,277
      1,828         17,084         4,119        15,986          3,082        14,089        36              6,073         51,826
     (2,586)          (754)      (67,343)      (12,167)        (7,661)       (2,711)   (1,196)           (14,496)        (6,222)
  ---------      ---------     ---------     ---------      ---------     ---------   -------          ---------      ---------
     34,876         48,903        31,243       114,627         76,103        99,881    10,248              2,951         62,881
  =========      =========     =========     =========      =========     =========   =======          =========      =========


                          Allmerica Investment Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                        Equity Index            Select Growth and
                                                                            Fund                   Income Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                                  Years Ended December 31,   Years Ended December 31,
                                                                        1998     1997             1998      1997
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS at beginning of period..............................       $297,191  $151,130        $473,553  $295,638
                                                                      --------  --------        --------  --------

Increase in net assets
resulting from operations:
     Net investment income.....................................          4,376     3,154           6,986     5,190
     Net realized gain (loss) on investments sold
     and futures contracts.....................................         11,411     8,124          54,948    37,150
     Net change in unrealized appreciation.....................
     (depreciation) of investments and futures contracts.......         80,293    49,226          21,673    33,412
                                                                      --------  --------        --------  --------

     Net increase in net assets resulting
     from operations...........................................         96,080    60,504          83,607    75,752
                                                                      --------  --------        --------  --------

Distributions to shareholders from:
     Net investment income.....................................         (4,471)   (3,062)         (7,005)   (5,132)
     Distribution in excess of net investment income...........              -         -              -         -
     Net realized gain on investments..........................        (11,585)   (7,995)         (2,017)  (40,366)
                                                                      --------  --------        --------  --------
     Total distributions.......................................        (16,056)  (11,057)         (9,022)  (45,498)
                                                                      --------  --------        --------  --------

Capital share transactions:
     Net proceeds from sales of shares.........................        115,271    89,175         101,277   106,418
     Issued to shareholders in reinvestment of distributions...         16,056    11,057           9,022    45,498
     Cost of shares repurchased................................        (26,665)   (3,618)        (12,351)   (4,255)
                                                                      --------  --------        --------  --------

     Net increase from
         capital share transactions............................        104,662    96,614          97,948   147,661
                                                                      --------  --------        --------  --------

     Total increase in net assets..............................        184,686   146,061         172,533   177,915
                                                                      --------  --------        --------  --------

NET ASSETS at end of period (including line A).................       $481,877  $297,191        $646,086  $473,553
                                                                      ========  ========        ========  ========

(A) Undistributed (distributions in excess of)
     net investment income (loss)..............................       $     --  $     95        $     58  $     66
                                                                      ========  ========        ========  ========

OTHER INFORMATION:
Share transactions:
     Sold......................................................         39,162    35,527          60,638    68,177
     Issued to shareholders in reinvestment of distributions...          4,832     4,100           5,339    29,288
     Repurchased...............................................        (10,552)   (1,473)         (8,018)   (2,757)
                                                                      --------   --------        --------  --------
     Net increase in shares outstanding........................         33,442    38,154          57,959    94,708
                                                                      ========  ========        ========  ========

                      See Notes to Financial Statements.

                          Allmerica Investment Trust

--------------------------------------------------------------------------------------------------------------------------------
          Select                   Investment Grade                Government                Money Market
        Income Fund                  Income Fund                    Bond Fund                     Fund
--------------------------------------------------------------------------------------------------------------------------------
   Years Ended December 31,     Years Ended December 31,      Years Ended December 31,  Years Ended December 31,
      1998          1997         1998            1997           1998            1997       1998       1997
--------------------------------------------------------------------------------------------------------------------------------
     $104,253    $ 77,498       $189,503      $157,327        $55,513         $46,396    $260,619    $217,256
     --------    --------       --------      --------        -------         -------    --------    --------
        7,849       5,435         12,894        11,198          3,812           2,893      14,920      12,775

        2,478         418          1,767           207            434             (70)        (52)         (8)

       (1,811)      2,198          1,626         4,490            654             570          --          --
     --------    --------       --------      --------        -------         -------    --------    --------

        8,516       8,051         16,287        15,895          4,900           3,393      14,868      12,767
     --------    --------       --------      --------        -------         -------    --------    --------

       (7,821)     (5,484)       (12,840)      (11,253)        (3,785)         (2,898)    (14,920)    (12,775)
          --          (43)            --            (9)            --              --          (2)         --
          --           --             --            --             --              --          --          --
     --------    --------       --------      --------        -------         -------    --------    --------
       (7,821)     (5,527)       (12,840)      (11,262)        (3,785)         (2,898)    (14,922)    (12,775)
     --------    --------       --------      --------        -------         -------    --------    --------


       57,084      23,120         39,047        27,270         29,432          13,847     327,728     198,110
        7,821       5,527         12,840        11,262          3,785           2,898      14,922      12,775
       (9,403)     (4,416)       (14,214)      (10,989)        (8,827)         (8,123)   (266,962)   (167,514)
     --------    --------       --------      --------        -------         -------    --------    --------

       55,502      24,231         37,673        27,543         24,390           8,622      75,688      43,371
     --------    --------       --------      --------        -------         -------    --------    --------
       56,197      26,755         41,120        32,176         25,505           9,117      75,634      43,363
     --------    --------       --------      --------        -------         -------    --------    --------


     $160,450    $104,253       $230,623      $189,503        $81,018         $55,513    $336,253    $260,619
     ========    ========       ========      ========        =======         =======    ========    ========


     $     99    $      1       $    224      $     18        $    82         $     4    $     --    $     --
     ========    ========       ========      ========        =======         =======    ========    ========


       55,529      22,957         34,443        24,928         27,717          13,258     327,728     198,110
        7,565       5,531         11,381        10,340          3,562           2,801      14,922      12,775
       (9,521)     (4,382)       (12,431)      (10,070)        (8,436)         (7,820)   (266,962)   (167,514)
     --------    --------       --------      --------        -------         -------    --------    --------
       53,573      24,106         33,393        25,198         22,843           8,239      75,688      43,371
     ========    ========       ========      ========        =======         =======    ========    ========


                          Allmerica Investment Trust

      FINANCIAL HIGHLIGHTS . For a Share Outstanding Throughout Each Year
-------------------------------------------------------------------------------


                             Income from Investment Operations
                     -----------------------------------------------
                                            Net Realized
                        Net                     and
                       Asset        Net      Unrealized
                       Value     Investment  Gain (Loss)   Total from
Year Ended           Beginning     Income         on       Investment
December 31,          of Year    (Loss)(2)   Investments   Operations
------------         ---------   ---------- ------------   ----------
Select Emerging
Markets Fund(1)
     1998(D)           $1.000     $ 0.006     $(0.221)     $(0.215)
Select Aggressive
Growth Fund
     1998               2.225      (0.008)      0.243        0.235
     1997               2.037      (0.009)      0.387        0.378
     1996               1.848      (0.009)      0.351        0.342
     1995               1.397      (0.001)      0.452        0.451
     1994               1.431      (0.002)     (0.032)      (0.034)
Select Capital
Appreciation Fund(1)
     1998               1.698      (0.006)      0.241        0.235
     1997               1.485      (0.005)      0.218        0.213
     1996               1.369      (0.003)      0.124        0.121
     1995               1.000      (0.001)      0.397        0.396
Select Value
Opportunity Fund(1)
     1998               1.626       0.014       0.066        0.080
     1997               1.511       0.010       0.364        0.374
     1996               1.238       0.011       0.342        0.353
     1995               1.089       0.009       0.183        0.192
     1994               1.170       0.005      (0.081)      (0.076)
Select International
Equity Fund(1)
     1998               1.341       0.014       0.207        0.221
     1997               1.356       0.015       0.049        0.064
     1996               1.136       0.011       0.238        0.249
     1995               0.963       0.013       0.176        0.189
     1994               1.000       0.003      (0.038)      (0.035)


                                       Less Distributions
                      -------------------------------------------------------------------
                                                                                               Net
                                   Distributions                                            Increase
                       Dividends     from Net                                              (Decrease)
                       from Net      Realized    Distributions                                 in
Year Ended            Investment      Capital          in       Return of       Total       Net Asset
December 31,           Income          Gains         Excess      Capital    Distributions     Value
------------          ----------   ------------  -------------  ---------   -------------   ---------
Select Emerging
Markets Fund(1)
     1998(D)            $(0.001)     $     --       $     --      $   --        $(0.001)    $(0.216)
Select Aggressive
Growth Fund
     1998                    --            --             --          --             --       0.235
     1997                    --        (0.182)        (0.008)(3)      --         (0.190)      0.188
     1996                    --        (0.153)            --          --         (0.153)      0.189
     1995                    --            --             --          --             --       0.451
     1994                    --            --             --          --             --      (0.034)
Select Capital
Appreciation Fund(1)
     1998                    --        (0.293)            --          --         (0.293)     (0.058)
     1997                    --            --             --          --             --       0.213
     1996                    --        (0.005)            --          --         (0.005)      0.116
     1995                    --        (0.027)            --          --         (0.027)      0.369
Select Value
Opportunity Fund(1)
     1998                (0.014)       (0.006)            --          --         (0.020)      0.060
     1997                (0.010)       (0.249)            --          --         (0.259)      0.115
     1996                (0.011)       (0.069)            --          --         (0.080)      0.273
     1995                (0.009)       (0.033)        (0.001)(3)      --         (0.043)      0.149
     1994                (0.005)           --             --          --         (0.005)     (0.081)
Select International
Equity Fund(1)
     1998                (0.020)           --             --          --         (0.020)      0.201
     1997                (0.019)       (0.046)        (0.014)(4)      --         (0.079)     (0.015)
     1996                (0.012)       (0.003)        (0.014)(4)      --         (0.029)      0.220
     1995                (0.011)       (0.005)            --          --         (0.016)      0.173
     1994                (0.001)       (0.001)            --          --         (0.002)     (0.037)

--------------
*    Annualized
**   Not Annualized
(A)  Including reimbursements, waivers, and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(C)  Excluding reimbursements and reductions.
(D)  For period ended December 31, 1998
(1) The Select Emerging Markets Fund commenced operations on February 20, 1998. The Select Capital Appreciation Fund commenced operations on April 28, 1995 and changed sub-advisers on April 1, 1998. The Select Value Opportunity Fund changed sub-advisers on January 1, 1997. The Select International Equity Fund commenced operations on May 2, 1994.
(2) Net investment income (loss) per share before reimbursement of fees by the investment adviser or reductions were $0.004 in 1998 for Select Emerging Markets Fund; $(0.009) in 1998 and $(0.010) in 1997 for Select Aggressive Growth Fund; $(0.006) in 1998, $(0.001) in 1995 for Select Capital Appreciation Fund; $0.013 in 1998, $0.009 in 1997, $0.010 in 1996 and
     $0.005 in 1994 for Select Value Opportunity Fund; and $0.014 in 1998, $0.015 in 1997, $0.011 in 1996 and $0.002 in 1994 for Select International Equity Fund.
(3)  Distributions in excess of net realized capital gains.
(4)  Distributions in excess of net investment income.



                      See Notes to Financial Statements.

                          Allmerica Investment Trust


                           Ratios/Supplemental Data
--------------------------------------------------------------------------------

                         Ratios To Average Net Assets
--------------------------------------------------------------------------------


Net Asset            Net Assets
  Value                End of
 End of    Total       Period
 Period    Return      (000's)
--------  -------    ----------

$ 0.784   (21.46)%**  $ 20,873

  2.460    10.56%      752,741
  2.225    18.71%      604,123
  2.037    18.55%      407,442
  1.848    32.28%      254,872
  1.397    (2.31)%     136,573

  1.640    13.88%      310,582
  1.698    14.28%      240,526
  1.485     8.80%      142,680
  1.369    39.56%**     41,376

  1.686     4.87%      268,405
  1.626    24.85%      202,139
  1.511    28.53%      113,969
  1.238    17.60%       64,575
  1.089    (6.51)%      41,342


  1.542    16.48%      505,553
  1.341     4.65%      397,915
  1.356    21.94%      246,877
  1.136    19.63%      104,312
  0.963    (3.49)%**    40,498







---------------------------------------------------------
     Net                                                    Portfolio
 Investment        Operating Expenses      Management Fee   Turnover
Income (Loss)  (A)        (B)        (C)     Gross    Net     Rate
-------------  ---        ---        ---   ---------- ---   ---------

    0.96%*    2.19%*     2.19%*     2.54%*   1.35%*   1.00%*    62%

   (0.36)%    0.92%      0.95%      0.95%    0.88%    0.88%     99%
   (0.45)%    0.99%      1.04%      1.04%    0.95%    0.95%     95%
   (0.53)%    1.08%      1.08%      1.08%    1.00%    1.00%    113%
   (0.07)%    1.09%        --       1.09%    1.00%    1.00%    104%
   (0.21)%    1.16%        --       1.16%    1.00%    1.00%    100%

   (0.47)%    1.02%      1.04%      1.04%    0.94%    0.94%    141%
   (0.38)%    1.13%      1.13%      1.13%    0.98%    0.98%    133%
   (0.32)%    1.13%      1.13%      1.13%    1.00%    1.00%     98%
   (0.25)%*   1.35%*       --       1.42%*   1.00%*   0.93%*    95%

    0.95%     0.94%      0.98%      0.99%    0.91%    0.90%     73%
    0.73%     0.98%      1.04%      1.06%    0.92%    0.90%    110%
    0.91%     0.95%      0.97%      0.97%    0.85%    0.85%     20%
    0.86%     1.01%        --       1.01%    0.85%    0.85%     17%
    0.64%     1.08%        --       1.09%    0.85%    0.84%      4%


    0.99%     1.01%      1.02%      1.02%    0.90%    0.90%     27%
    1.17%     1.15%      1.17%      1.17%    0.97%    0.97%     20%
    1.22%     1.20%      1.23%      1.23%    1.00%    1.00%     18%
    1.68%     1.24%        --       1.24%    1.00%    1.00%     24%
    0.87%*    1.50%*       --       1.78%*   1.00%*   0.72%*    19%


                          Allmerica Investment Trust

      FINANCIAL HIGHLIGHTS . For a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------

                         Income from Investment Operations                        Less Distributions
                  ----------------------------------------------  -------------------------------------------------
                                        Net Realized                          Distri-                                     Net
                    Net                     and                               butions                                   Increase
                   Asset       Net      Unrealized                 Dividends  from Net  Distri-                        (Decrease)
                   Value    Investment  Gain (Loss)  Total from    from Net   Realized  butions  Return     Total         in
 Year Ended      Beginning   Income         on       Investment   Investment   Capital    in        of      Distri-    Net Asset
December 31,      of Year   (Loss)(2)   Investments  Operations     Income     Gains    Excess   Capital    butions      Value
------------     ---------  ----------  -----------  ----------  -----------  --------- -------  --------   -------    ---------
Select Growth
  Fund(1)
     1998         $1.811     $0.002      $ 0.638      $ 0.640      $     -(3) $(0.023)  $   -    $   -      $(0.023)    $ 0.617
     1997          1.430      0.006        0.480        0.486       (0.006)    (0.099)      -        -       (0.105)      0.381
     1996          1.369      0.005        0.297        0.302       (0.005)    (0.236)      -        -       (0.241)      0.061
     1995          1.099          -        0.270        0.270            -          -       -        -            -       0.270
     1994          1.119      0.003       (0.020)      (0.017)      (0.003)         -       -        -       (0.003)     (0.020)
Select Strategic
 Growth Fund(1)
    1998(D)        1.000      0.002       (0.027)      (0.025)      (0.002)         -       -        -       (0.002)     (0.027)
  Growth Fund
     1998          2.416      0.028        0.436        0.464       (0.028)    (0.027)      -        -       (0.055)      0.409
     1997          2.333      0.039        0.540        0.579       (0.038)    (0.458)      -        -       (0.496)      0.083
     1996          2.176      0.047        0.386        0.433       (0.048)    (0.228)      -        -       (0.276)      0.157
     1995          1.814      0.049        0.539        0.588       (0.049)    (0.177)      -        -       (0.226)      0.362
     1994          1.939      0.043       (0.041)       0.002       (0.043)    (0.084)      -        -       (0.127)     (0.125)
Equity Index Fund
     1998          2.753      0.035        0.741        0.776       (0.034)    (0.087)      -        -       (0.121)      0.655
     1997          2.165      0.034        0.664        0.698       (0.033)    (0.077)      -        -       (0.110)      0.588
     1996          1.827      0.035        0.370        0.405       (0.035)    (0.032)      -        -       (0.067)      0.338
     1995          1.468      0.035        0.474        0.509       (0.035)    (0.047)  (0.002)(4) (0.066)   (0.150)      0.359
     1994          1.505      0.033       (0.018)       0.015       (0.033)    (0.019)      -        -       (0.052)     (0.037)
Select Growth and
  Income Fund
     1998          1.552      0.020        0.233        0.253       (0.020)    (0.006)      -        -       (0.026)      0.227
     1997          1.405      0.020        0.293        0.313       (0.020)    (0.146)      -        -       (0.166)      0.147
     1996          1.268      0.020        0.246        0.266       (0.020)    (0.109)      -        -       (0.129)      0.137
     1995          1.027      0.019        0.290        0.309       (0.019)    (0.049)      -        -       (0.068)      0.241
     1994          1.069      0.025       (0.018)       0.007       (0.025)    (0.017)  (0.007)(4)   -       (0.049)     (0.042)

--------------------------------------------------------------------------------
*    Annualized
**   Not Annualized
(A)  Including reimbursements and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(C)  Excluding reimbursements and reductions.
(D)  For period ended December 31, 1998
(1) The Select Growth Fund changed sub-advisers on July 1, 1996. The Select Strategic Growth Fund commenced operations on February 20, 1998.
(2) Net investment income (loss) per share before reimbursement of fees by the investment adviser or reductions were $0.001 in 1998, $0.006 in 1997 and $0.005 in 1996 for Select Growth Fund; $(0.001) in 1998 for Select Strategic Growth Fund; $0.027 in 1998, $0.038 in 1997 and $0.046 in 1996
     for Growth Fund; and $0.019 in 1998, $0.019 in 1997 and $0.019 in 1996 for
     Select Growth and Income Fund.
(3)  Dividends from net investment income are less than $0.0005.
(4)  Distributions in excess of net realized capital gains.






                       See Notes to Financial Statements

                          Allmerica Investment Trust


                                                        Ratios/Supplemental Data
                       ------------------------------------------------------------------------------------------
                                                      Ratios To Average Net Assets
                                          -----------------------------------------------------
   Net Asset                 Net Assets
     Value                     End of        Net                                                               Portfolio
    End of          Total       Year      Investment       Operating Expenses             Management Fee       Turnover
     Year           Return    (000's)    Income (Loss)    (A)      (B)      (C)         Gross         Net        Rate
-------------      -------   ----------  -------------  -------  -------  -------      --------     -------    ---------


 $   2.428          35.44%   $815,390        0.08%       0.85%    0.87%    0.87%         0.82%       0.82%        86%
     1.811          34.06%    470,356        0.42%       0.91%    0.93%    0.93%         0.85%       0.85%        75%
     1.430          22.02%    228,551        0.38%       0.92%    0.93%    0.93%         0.85%       0.85%       159%
     1.369          24.59%    143,125        0.02%       0.97%       -     0.97%         0.85%       0.85%        51%
     1.099          (1.49)%    88,263        0.37%       1.03%       -     1.03%         0.85%       0.85%        55%


     0.973          (2.47)%**  14,839        0.41%*      1.14%*   1.20%*   1.66%*        0.85%*      0.39%*       24%

     2.825          19.32%    860,333        1.08%       0.46%    0.49%    0.49%         0.44%       0.44%       100%
     2.416          25.14%    728,679        1.48%       0.47%    0.49%    0.49%         0.43%       0.43%        79%
     2.333          20.19%    556,751        2.04%       0.48%    0.51%    0.51%         0.44%       0.44%        72%
     2.176          32.80%    444,871        2.34%       0.54%       -     0.54%         0.46%       0.46%        64%
     1.814           0.16%    335,714        2.25%       0.56%       -     0.56%         0.48%       0.48%        46%

     3.408          28.33%    481,877        1.17%       0.36%    0.36%    0.36%         0.29%       0.29%         6%
     2.753          32.41%    297,191        1.38%       0.44%    0.44%    0.44%         0.31%       0.31%         9%
     2.165          22.30%    151,130        1.79%       0.46%    0.46%    0.46%         0.32%       0.32%        12%
     1.827          36.18%     90,889        1.96%       0.55%       -     0.55%         0.34%       0.34%         8%
     1.468           1.06%     52,246        2.25%       0.57%       -     0.57%         0.35%       0.35%         7%


     1.779          16.43%    646,086        1.26%       0.70%    0.73%    0.73%         0.68%       0.68%       112%
     1.552          22.51%    473,552        1.34%       0.77%    0.80%    0.80%         0.73%       0.73%        71%
     1.405          21.26%    295,638        1.44%       0.80%    0.83%    0.83%         0.75%       0.75%        78%
     1.268          30.32%    191,610        1.69%       0.85%       -     0.85%         0.75%       0.75%       112%
     1.027           0.73%    110,213        2.51%       0.91%       -     0.91%         0.75%       0.75%       107%

                          Allmerica Investment Trust

      FINANCIAL HIGHLIGHTS . For a Share Outstanding Throughout Each Year

--------------------------------------------------------------------------------

                            Income from Investment Operations                         Less Distributions
                    ------------------------------------------------   ------------------------------------------------
                                            Net Realized                            Distri-                                  Net
                       Net                      and                                 butions                               Increase
                      Asset                 Unrealized                 Dividends    from Net   Distri-                   (Decrease)
                      Value       Net       Gain (Loss)   Total from    from Net    Realized   butions  Return   Total       in
   Year Ended       Beginning  Investment        on       Investment   Investment   Capital       in      of    Distri-  Net Asset
  December 31,       of Year    Income(1)   Investments   Operations     Income      Gains      Excess  Capital butions    Value
  ------------      ---------  ---------   ------------   ----------   ----------  ---------  --------- ------- -------  ---------
Select Income Fund
     1998            $1.022     $0.059        $ 0.010      $ 0.069      $(0.059)   $    -     $   -       $-    $(0.059)    $ 0.010
     1997             0.995      0.060          0.028        0.088       (0.061)        -         -        -     (0.061)      0.027
     1996             1.024      0.061         (0.029)       0.032       (0.061)        -         -        -     (0.061)     (0.029)
     1995             0.930      0.060          0.095        0.155       (0.060)        -    (0.001)(2)    -     (0.061)      0.094
     1994             1.035      0.055         (0.105)      (0.050)      (0.055)        -         -        -     (0.055)     (0.105)

Investment Grade
  Income Fund
     1998             1.112      0.067          0.020        0.087       (0.067)        -         -        -     (0.067)      0.020
     1997             1.084      0.071          0.028        0.099       (0.071)        -         -        -     (0.071)      0.028
     1996             1.117      0.070         (0.033)       0.037       (0.070)        -         -        -     (0.070)     (0.033)
     1995             1.012      0.071          0.106        0.177       (0.071)        -    (0.001)(2)    -     (0.072)      0.105
     1994             1.111      0.066         (0.099)      (0.033)      (0.066)        -         -        -     (0.066)     (0.099)

Government
 Bond Fund
     1998             1.047      0.058          0.021        0.079       (0.058)        -         -        -     (0.058)      0.021
     1997             1.036      0.061          0.011        0.072       (0.061)        -         -        -     (0.061)      0.011
     1996             1.062      0.062         (0.026)       0.036       (0.062)        -         -        -     (0.062)     (0.026)
     1995             0.997      0.062          0.066        0.128       (0.062)        -    (0.001)(2)    -     (0.063)      0.065
     1994             1.070      0.063         (0.073)      (0.010)      (0.063)        -         -        -     (0.063)     (0.073)

Money Market
     Fund
     1998             1.000      0.054              -        0.054       (0.054)        -         -        -     (0.054)          -
     1997             1.000      0.053              -        0.053       (0.053)        -         -        -     (0.053)          -
     1996             1.000      0.052              -        0.052       (0.052)        -         -        -     (0.052)          -
     1995             1.000      0.057              -        0.057       (0.057)        -         -        -     (0.057)          -
     1994             1.000      0.039              -        0.039       (0.039)        -         -        -     (0.039)          -

(A)  Including reimbursements and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(C)  Excluding reimbursements and reductions.
(1) Net investment income per share before reimbursement of fees by the investment adviser or reductions were $0.060 in 1995 and $0.055 in 1994 for Select Income Fund.
(2)  Distributions in excess of net investment income.

                       See Notes to Financial Statements.

                          Allmerica Investment Trust


                                                       Ratios/Supplemental Data
                       -----------------------------------------------------------------------------------------
                                                     Ratios To Average Net Assets
                                        -------------------------------------------------------
    Net Asset               Net Assets
     Value                   End of           Net                                                              Portfolio
     End of     Total         Year         Investment       Operating Expenses           Management Fee        Turnover
      Year      Return       (000's)         Income      (A)       (B)       (C)        Gross        Net         Rate
   ----------   ------     ----------      ---------    -----     -----     ------      ------      ------     ---------


    $1.032       6.83%       $160,450         5.92%     0.64%     0.64%      0.64%       0.54%       0.54%       130%
     1.022       9.17%        104,253         6.12%     0.72%     0.72%      0.72%       0.59%       0.59%        79%
     0.995       3.32%         77,498         6.29%     0.74%     0.74%      0.74%       0.60%       0.60%       108%
     1.024      16.96%         60,368         6.24%     0.79%        -       0.80%       0.60%       0.59%       131%
     0.930      (4.82)%        40,784         6.07%     0.83%        -       0.85%       0.60%       0.58%       105%


     1.132       7.97%        230,623         6.01%     0.52%     0.52%      0.52%       0.43%       0.43%       158%
     1.112       9.45%        189,503         6.48%     0.51%     0.51%      0.51%       0.41%       0.41%        48%
     1.084       3.56%        157,327         6.50%     0.52%     0.52%      0.52%       0.40%       0.40%       108%
     1.117      17.84%        141,625         6.66%     0.53%        -       0.53%       0.41%       0.41%       126%
     1.012      (2.96)%       109,972         6.25%     0.58%        -       0.58%       0.42%       0.42%       129%


     1.068       7.67%         81,018         5.63%     0.64%     0.64%      0.64%       0.50%       0.50%        61%
     1.047       7.08%         55,513         5.92%     0.67%     0.67%      0.67%       0.50%       0.50%        56%
     1.036       3.51%         46,396         5.90%     0.66%     0.66%      0.66%       0.50%       0.50%       112%
     1.062      13.06%         45,778         5.91%     0.69%        -       0.69%       0.50%       0.50%       180%
     0.997      (0.88)%        42,078         5.60%     0.70%        -       0.70%       0.50%       0.50%       106%


     1.000       5.51%        336,253         5.36%     0.32%     0.32%      0.32%       0.26%       0.26%        N/A
     1.000       5.47%        260,620         5.33%     0.35%     0.35%      0.35%       0.27%       0.27%        N/A
     1.000       5.36%        217,256         5.22%     0.34%     0.34%      0.34%       0.28%       0.28%        N/A
     1.000       5.84%        155,211         5.68%     0.36%        -       0.36%       0.29%       0.29%        N/A
     1.000       3.93%         95,991         3.94%     0.45%        -       0.45%       0.31%       0.31%        N/A


                          Allmerica Investment Trust


                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1.  ORGANIZATION

Allmerica Investment Trust (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, diversified management investment company established as a Massachusetts business trust for the purpose of providing a vehicle for the investment of assets of various separate accounts established by Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial"), a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica") or other affiliated insurance companies. As of the date of this report, the Trust offered fourteen managed investment portfolios. The accompanying financial statements and financial highlights are those of the Select Emerging Markets, Select Aggressive Growth, Select Capital Appreciation, Select Value Opportunity, Select International Equity, Select Growth, Select Strategic Growth, Growth, Equity Index, Select Growth and Income, Select Income, Investment Grade Income, Government Bond and Money Market Funds (individually, a "Portfolio," collectively, the "Portfolios").

2.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and consistently followed by the Trust in the preparation of its financial statements.

Security Valuation: Securities which are traded on a recognized exchange (including securities traded through the National Market System) are valued at the last sale price on the securities exchange on which such securities are primarily traded or, if there were no sales that day, at the mean of the closing bid and asked price. Over-the-counter securities that are not traded through the National Market System are valued on the basis of the bid price at the close of business each day. Short-term investments that mature in 60 days or less are valued at amortized cost. Corporate debt securities and debt securities of the U.S. Government and its agencies (other than short-term investments) are valued by an independent pricing service approved by the Board of Trustees which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. The investments of the Money Market Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

Forward Foreign Currency Contracts: The Select Emerging Markets, Select Capital Appreciation, Select International Equity, and Select Income Funds may enter into forward foreign currency contracts whereby the Portfolios agree to exchange a specific currency at a specific price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of certain portfolio instruments. Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Receivables and payables of forward foreign currency contracts are presented on a net basis in the Statements of Assets and Liabilities. Gains or losses on the purchase or sale of forward foreign currency contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains and losses are recognized on the settlement date.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Portfolios, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Foreign Currency Translation: Investment valuations, other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of

                          Allmerica Investment Trust

--------------------------------------------------------------------------------


such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Security Transactions and Investment Income: Security transactions are recorded on the trade date. Net realized gains and losses from security transactions are recorded on the basis of identified cost. Interest income, including amortization of premium and accretion of discount on securities, is accrued daily. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date.

Federal Income Taxes: The Trust treats each Portfolio as a separate entity for Federal income tax purposes. Each Portfolio intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains for the tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Portfolio will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required. Withholding taxes on foreign dividend income and gains have been paid or provided for in accordance with the applicable country's tax rules and rates.

Distributions to Shareholders: Dividends from net investment income are declared and reinvested daily for the Money Market Fund, declared and distributed quarterly for the Growth, Select Growth and Income, Equity Index, Investment Grade Income, Select Income and Government Bond Funds, and annually for the Select Emerging Markets, Select Aggressive Growth, Select Capital Appreciation, Select Value Opportunity, Select International Equity, Select Growth, and Select Strategic Growth Funds. All Portfolios declare and distribute all net realized capital gains, if any, at least annually. The distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses and forwards, including "Post-October Losses" and permanent differences due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, market discount, non-taxable dividends and losses deferred due to wash sales. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Paid-in capital, undistributed net investment income and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all Portfolios for the year ended December 31, 1998.

Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights.

Futures Contracts: All Portfolios, except the Money Market Fund, may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or the change in value of a specified financial index over a predetermined time period. Cash or securities are deposited with brokers in order to establish and maintain a position. Subsequent payments made or received by the Portfolio based on the daily change in the market value of the position are recorded as unrealized gain or loss until the contract is closed out, at which time the gain or loss is realized.

Organization Costs: For the Select Capital Appreciation Fund, costs incurred in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under applicable securities regulations were capitalized and are being amortized using the straight-line method over a period of five years beginning with the commencement of the Portfolio's operation.

Securities Lending: Each Portfolio, using Bankers Trust Company ("Bankers Trust") as their agent, may loan securities to brokers who pay the Portfolio negotiated lenders' fees. These fees are disclosed as "securities lending income" on the Statements of Operations. Each applicable Portfolio receives obligations of the U.S. government and its agencies, cash and /or cash equivalents and/or letters of credit as collateral against the loaned securities, in an amount at least equal to 102% of

                          Allmerica Investment Trust

--------------------------------------------------------------------------------


the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 102% of the market value of the loaned securities during the period of the loan. Information regarding the value of the securities loaned and the value of collateral at period end is included under the caption "Other Information" at the end of each applicable Portfolio's schedule of investments.

Each Portfolio pays Bankers Trust fees for its services from the securities lending program. For the year ended December 31, 1998, the Select Aggressive Growth Fund and Select International Equity Fund paid Bankers Trust $99,827 and $35,923, respectively.

Expenses: The Trust accounts separately for assets, liabilities and operations of each Portfolio. Expenses directly attributed to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one Portfolio of the Trust are allocated among the respective Portfolios.

Forward Commitments: The Select Capital Appreciation Fund, Select Income Fund, Investment Grade Income Fund, Government Bond Fund and Money Market Fund may enter into contracts to purchase securities for a fixed price at a specified future date beyond customary settlement time ("forward commitments"). If the Portfolios do so, they will maintain cash or other liquid obligations having a value in an amount at all times sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Portfolios generally will enter into forward commitments with the intention of acquiring the securities for their portfolio, they may dispose of a commitment prior to settlement if their Sub-Adviser deems it appropriate to do so.

Repurchase Agreements: Each Portfolio may engage in repurchase agreement transactions with institutions that the Sub-Adviser has determined are creditworthy pursuant to guidelines established by the Trust's Board of Trustees. Each repurchase agreement transaction is recorded at cost. Each Portfolio requires that the securities purchased in a repurchase agreement transaction be transferred to the Trust's Custodian in a manner that is intended to enable the Portfolio to obtain those securities in the event of a counterparty default. The Investment Adviser monitors the value of the securities, including accrued interest, daily to ensure that the value of the collateral equals or exceeds amounts due under the repurchase agreement. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights.

3.  INVESTMENT ADVISORY, ADMINISTRATION
    AND OTHER RELATED PARTY TRANSACTIONS

Allmerica Financial Investment Management Services, Inc. (the "Manager"), a wholly-owned subsidiary of First Allmerica, serves as Investment Adviser and Administrator to the Trust. The Manager succeeded Allmerica Investment Management Company, Inc. as manager of the Trust on April 16, 1998. Under the terms of the management agreement, the Portfolios pay a management fee, calculated daily and payable monthly, at an annual rate based upon the following fee schedules:

                                   Percentage of Average Daily Net Assets

                                       First          Next           Next           Next           Over
Portfolio                          $100,000,000   $150,000,000   $250,000,000   $250,000,000   $750,000,000
--------------------------------------------------------------------------------------------------------------
Select Emerging Markets                1.35%          1.35%          1.35%          1.35%          1.35%
Select Aggressive Growth               1.00%          0.90%          0.85%          0.85%          0.85%
Select Capital Appreciation            1.00%          0.90%          0.85%          0.85%          0.85%
Select Value Opportunity               1.00%          0.85%          0.80%          0.75%          0.70%
Select International Equity            1.00%          0.90%          0.85%          0.85%          0.85%
Select Growth *                        0.85%          0.85%          0.80%          0.75%          0.70%
Select Strategic Growth                0.85%          0.85%          0.85%          0.85%          0.85%
Growth                                 0.60%          0.60%          0.40%          0.35%          0.35%
Select Growth and Income               0.75%          0.70%          0.65%          0.65%          0.65%

                          Allmerica Investment Trust

--------------------------------------------------------------------------------

                                       First          Next           Over
Portfolio                          $ 50,000,000   $200,000,000   $250,000,000
--------------------------------------------------------------------------------
Equity Index                           0.35%          0.30%          0.25%
Government Bond                        0.50%          0.50%          0.50%
Money Market                           0.35%          0.25%          0.20%


                                       First          Next           Over
Portfolio                          $ 50,000,000   $ 50,000,000   $100,000,000
--------------------------------------------------------------------------------
Select Income                          0.60%          0.55%          0.45%
Investment Grade Income                0.50%          0.45%          0.40%

*Prior to June 1, 1998, the Select Growth Fund paid a management fee, calculated daily and payable monthly, at an annual rate of 0.85%.

The Manager has entered into Sub-Adviser Agreements for the management of the investments of each of the Portfolios. The Manager is solely responsible for the payment of all fees to the Sub-Advisers. The Sub-Advisers for each of the Portfolios are as follows:

     Select Emerging Markets             Schroder Capital Management International Inc. ("SCMI")
     Select Aggressive Growth            Nicholas-Applegate Capital Management, L.P.
     Select Capital Appreciation         T. Rowe Price Associates, Inc.
     Select Value Opportunity            Cramer Rosenthal McGlynn, LLC
     Select International Equity         Bank of Ireland Asset Management (U.S.) Limited
     Select Growth                       Putnam Investment Management, Inc.
     Select Strategic Growth             Cambiar Investors, Inc.
     Growth                              Miller Anderson & Sherrerd, LLP
     Equity Index                        Allmerica Asset Management, Inc.
     Select Growth and Income            John A. Levin & Co., Inc.
     Select Income                       Standish, Ayer & Wood, Inc.
     Investment Grade Income             Allmerica Asset Management, Inc.
     Government Bond                     Allmerica Asset Management, Inc.
     Money Market                        Allmerica Asset Management, Inc.

Effective January 2, 1998, Cramer Rosenthal McGlynn, LLC assumed sub-adviser responsibilities from CRM Advisors, LLC for the Select Value Opportunity Fund. Effective April 1, 1998, T. Rowe Price Associates, Inc. assumed sub-adviser responsibilities from Janus Capital Corporation for the Select Capital Appreciation Fund. The Sub-Adviser Agreement with T. Rowe Price Associates, Inc. was approved by shareholders at a meeting held on June 3, 1998. T. Rowe Price International Series, Inc., an investment company managed by an affiliate of T. Rowe Price Associates, Inc., is currently used as an investment vehicle for certain insurance products sponsored by Allmerica Financial and First Allmerica. In addition, the same affiliate currently serves as investment adviser to a corporate investment account of Allmerica Financial Corporation ("AFC"). Miller Anderson & Sherrerd, LLP also manages certain assets for First Allmerica and its affiliates. Standish, Ayer & Wood, Inc. also currently serves as investment adviser to an institutional account sponsored by First Allmerica.

The Manager has entered into an Administrative Services Agreement with First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, whereby Investor Services Group performs certain administrative services for the Portfolios and is entitled to receive an administrative fee and certain out-of-pocket expenses. The Manager is solely responsible for the payment of the administration fee to Investor Services Group. In a separate agreement, Investor Services Group receives separate fees from the Portfolios for certain fund accounting services provided in its capacity as pricing and bookkeeping agent.

                          Allmerica Investment Trust

--------------------------------------------------------------------------------

The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers, or employees of the Trust or any investment adviser are reimbursed for their travel expenses in attending meetings of the Trustees, and receive quarterly meeting and retainer fees for their services. Such amounts are paid by the Trust.

4.  REIMBURSEMENT OF EXPENSES AND WAIVER OF FEES

In the event normal operating expenses of each Portfolio, except for the Select Emerging Markets Fund, excluding taxes, interest, broker commissions and extraordinary expenses, but including the advisory fee, exceed certain voluntary expense limitations by a percentage of average net assets (Select Aggressive Growth Fund - 1.35%, Select Capital Appreciation Fund - 1.35%, Select Value Opportunity Fund - 1.25%, Select International Equity Fund - 1.50%, Select Growth Fund - 1.20%, Select Strategic Growth Fund - 1.20%, Growth Fund - 1.20%, Equity Index Fund - 0.60%, Select Growth and Income Fund - 1.10%, Select Income Fund - 1.00%, Investment Grade Income Fund - 1.00%, Government Bond Fund - 1.00% and Money Market Fund - 0.60%), the Manager will voluntarily reimburse fees and any expenses in excess of the expense limitations. Expense limitations may be removed or revised at any time after a Portfolio's first fiscal year of operations without prior notice to existing shareholders. For the year ended December 31, 1998, the operating expenses of the Select Strategic Growth Fund exceeded the amount of its expense limitations by $36,978.

The Manager voluntarily has agreed until further notice to waive its management fee in the event that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets. The amount of such waiver will be limited to the net amount of management fees earned by the Manager from the Fund after subtracting the fees paid by the Manager to SCMI for sub-advisory services. The Manager has also voluntarily agreed to limit its management fee from the Select Value Oppportunity Fund to an annual rate of 0.90% of average daily net assets. For the year ended December 31, 1998, management fees waived with respect to the Select Emerging Markets and the Select Value Opportunity Funds amounted to $58,518 and $32,482, respectively.

5.  REDUCTION OF EXPENSES

Certain Portfolios have entered into agreements with brokers whereby the brokers will rebate a portion of brokerage commissions. Such amounts earned by the Portfolios, under such agreements, are presented as a reduction of expenses in the Statements of Operations.

6.  SHARES OF BENEFICIAL INTEREST

The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolios, each without a par value. At December 31, 1998, First Allmerica owned 20,035,734 shares of Select Emerging Markets and 5,011,839 of Select Strategic Growth. During the year ended December 31, 1998, First Allmerica redeemed 5,112,597 shares of Select Capital Appreciation, 5,231,487 shares of Select International Equity, and 6,353,213 shares of Equity Index.

7.  FOREIGN SECURITIES AND EMERGING MARKETS

All Portfolios, except the Government Bond Fund, may purchase securities of foreign issuers. The Money Market Fund may invest in only U.S. dollar denominated foreign securities. Investing in foreign securities involves special risks not typically associated with investing in securities of U.S. issuers. The risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the developed markets. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, subject to delayed settlements, and their prices more volatile than those of comparable securities in the United States.

                          Allmerica Investment Trust

--------------------------------------------------------------------------------

8.  FINANCIAL INSTRUMENTS

Investing in certain financial instruments including futures and options transactions, and forward foreign currency contracts involves risk other than that reflected in the Statements of Assets and Liabilities. Risks associated with these instruments include the potential for an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, and changes in the value of foreign currency relative to the U.S. dollar. The Select Emerging Markets Fund, the Select International Equity Fund, the Select Income Fund and the Select Capital Appreciation Fund may enter into these forward contracts primarily to protect the Portfolio from adverse currency movement.

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Trustees and Shareholders
of Allmerica Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments (except for Moody's and S&P Ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Select Emerging Markets Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Value Opportunity Fund, Select International Equity Fund, Select Growth Fund, Select Strategic Growth Fund, Growth Fund, Equity Index Fund, Select Growth and Income Fund, Select Income Fund, Investment Grade Income Fund, Government Bond Fund and Money Market Fund, (constituting the Allmerica Investment Trust, hereafter referred to as the "Trust") at December 31, 1998, the results of each of their operations, the changes in each of their net assets, and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 23, 1999

                          Allmerica Investment Trust


                            REGULATORY DISCLOSURES
--------------------------------------------------------------------------------


The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at a stable net asset value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolios and are not authorized for distribution to prospective investors in the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company unless accompanied or preceded by effective prospectuses for the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company, Allmerica Investment Trust, Variable Insurance Products Fund, Variable Insurance Products Fund II, Delaware Group Premium Fund International Equity Series, and T. Rowe Price International Stock Portfolio, which include important information related to charges and expenses.


                                CLIENT NOTICES
--------------------------------------------------------------------------------

Year 2000 (unaudited): Some computer software cannot distinguish between dates in the year 2000 and dates in the year 1900 because of the way that dates are encoded and calculated. The services provided to the Trust by the Manager, Sub-Advisers, Custodian and other external service providers depend on the proper functioning of their computer software. Failure to correct or replace any non-compliant software could adversely affect, among other things, the handling of securities trades, the payment of interest and dividends, the pricing of the Trust's securities and of the Trust's shares, and account services. The Trust has requested information from its service providers with respect to their plans to be Year 2000 compliant. The Trust has been advised by its service providers that they either are Year 2000 compliant now or expect to be compliant prior to December 31, 1999. However, there can be no guarantee that the Trust's operations will not be adversely affected by non-compliant computer systems of its service providers or other third parties which interact with such service providers.

                                  * * * * * *

This report includes financial statements for Allmerica Investment Trust. It does not include financial statements for the separate accounts that correspond to the insurance and/or annuity products included in this report.

If you would like to request additional copies of this report, please contact either your Allmerica Financial representative or call 1-800-828-0540.

                           Vari-Exceptional Life Plus

Allmerica Financial is a diversified group of insurance and financial services companies. Vari-Exceptional Life Plus is issued by Allmerica Financial Life Insurance and Annuity Company, a leading provider of insurance and annuity products which was founded in 1967, and is a wholly owned subsidiary of First Allmerica Financial Life Insurance Company. Established in 1844, First Allmerica Financial is the fifth oldest, and one of the most respected, life insurance companies in the nation. Our financial expertise, combined with a range of insurance and investment products, allows us to help you create sound financial solutions to meet your individual needs.

To be preceded or accompanied by the current prospectus. Read it carefully before investing.

                     Vari-Exceptional Life Plus is issued by
             Allmerica Financial Life Insurance and Annuity Company
                 and distributed by Allmerica Investments, Inc.



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  First Allmerica Financial Life Insurance Company o Allmerica Financial Life
        Insurance and Annuity Company (licensed in all states except NY)
           Allmerica Trust Company, N.A. o Allmerica Investments, Inc.
                 o Allmerica Investment Management Company, Inc.
                   The Hanover Insurance Company o AMGRO, Inc.
                o Allmerica Financial Alliance Insurance Company
Allmerica Asset Management, Inc. o Allmerica Financial Benefit Insurance Company
                   o Sterling Risk Management Services, Inc.
          Citizens Corporation o Citizens Insurance Company of America
                           o Citizens Management Inc.
               440 Lincoln Street, Worcester, Massachusetts 01653


AFSVELPLANN (12/98)